As filed with the Securities and Exchange	Registration No. 333-49880
Commission on April 16, 2003

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-6

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	[ X]
Pre-Effective Amendment No.__	[ ]
Post-Effective Amendment No. 5	[ X]

AMENDMENT TO REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	[ X]

(Check appropriate box or boxes.)

Southland Separate Account L1
(Exact Name of Registrant)

Southland Life Insurance Company
(Name of Depositor)

1290 Broadway
Denver, Colorado 80203-5699
(Address of Depositor’s Principal Executive Offices)

(800) 525-9852
Depositor’s Telephone Number, including Area Code
J. Neil McMurdie, Counsel
ING Americas (U.S. Legal Services)
151 Farmington Avenue, TS31, Hartford Connecticut 06156
(Name and Address of Agent for Service)

Kimberly J. Smith, Chief Counsel
ING Americas (U.S. Legal Services)
1475 Dunwoody Drive, West Chester, Pennsylvania 19380

Approximate Date of Proposed Public Offering: Continuous

It is proposed that this filing will become effective (check appropriate box)
[ ]	immediately upon filing pursuant to paragraph (b) of Rule 485
[X]	on May 1, 2003 pursuant to paragraph (b) of Rule 485
[ ]	60 days after filing pursuant to paragraph (a)(1) of Rule 485
[ ]	on May 1, 2003 pursuant to paragraph (a)(1) of Rule 485.

If appropriate, check the following box:
[ ]	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

PART A
INFORMATION REQUIRED IN A PROSPECTUS

MARKET DIMENSIONS A FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICY issued by Southland Life Insurance Company and its Southland Separate Account L1
The Policy	The Fund Families
Is issued by Southland Life Insurance Company. Is returnable by you during the free look period if you are not satisfied.	52 funds from the following fund families are available through the policy.
Premium Payments
Are flexible, so the premium amount and frequency may vary. Are allocated to the variable account and the fixed account, based on your instructions. Are subject to specified fees and charges.
  Alger American Funds
  American Funds Insurance Series
  Fidelity® Variable Insurance Products Funds
  ING Income Shares
  ING Investors Trust
  ING Partners, Inc.
  ING Variable Portfolios, Inc.
  ING Variable Products (VP) Trust
  INVESCO Variable Investment Funds, Inc.
  Janus Aspen Series
  Pioneer Variable Contracts Trust
  Putnam Variable Trust

The Policy Value
  Is the sum of your holdings in the fixed account, the variable account and the loan account.
  Has no guaranteed minimum value under the variable account. The value varies with the value of the sub-accounts you select.
  Has a minimum guaranteed rate of return for amounts in the fixed account.
  Is subject to specified fees and charges including possible surrender charges.

Death Benefit Proceeds
Are paid if your policy is in force when the insured person dies. Are calculated under your choice of options:
  Option 1 - the base death benefit is the greater of the amount of basic insurance coverage you have selected or your policy value multiplied by the appropriate factor from the definition of life insurance factors described in Appendix A; or
  Option 2 - the base death benefit is the greater of the amount of basic insurance coverage you have selected plus the policy value or your policy value multiplied by the appropriate from the definition of life insurance factors factor described in Appendix A.

  Are equal to the base death benefit plus any rider benefits minus any outstanding loans, accrued loan interest and unpaid fees and charges.
  Are generally not subject to federal income tax if your policy continues to meet the federal income tax definition of life insurance.

This prospectus describes what you should know before purchasing the Market Dimensions variable universal life insurance policy. Please read it carefully and keep it for future reference. A prospectus for each of the funds available through the policy must accompany and should be read together with this prospectus.

Neither the Securities and Exchange Commission ("SEC") nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

The policy described in this prospectus is NOT a bank deposit or obligation, insured by the FDIC or backed by any bank or government agency.
The date of this prospectus is May 1, 2003

TABLE OF CONTENTS
	Page		Page
POLICY SUMMARY	3	TAX CONSIDERATIONS	43
The Policy's Features and Benefits	3	Tax Status of the Company	43
Factors You Should Consider Before Purchasing a Policy	6	Tax Status of the Policy	43
Fees and Charges	8	Diversification and Investor Control Requirements	44
THE COMPANY, THE FIXED ACCOUNT AND THE VARIABLE ACCOUNT	13	Tax Treatment of Policy Death Benefits	44
Southland Life Insurance Company	13	Distributions Other than Death Benefits	44
The Investment Options	13	Other Tax Matters	46
DETAILED INFORMATION ABOUT THE POLICY	16	ADDITIONAL INFORMATION	49
Purchasing a Policy	17	General Policy Provisions	49
Fees and Charges	20	Legal Proceedings	55
Death Benefits	24	Financial Statements	55
Additional Insurance Benefits	30	APPENDIX A	A-1
Policy Value	34	APPENDIX B	B-1
Special Features and Benefits	36
Termination of Coverage	41	MORE INFORMATION IS AVAILABLE	Back Cover

TERMS TO UNDERSTAND
The following is a list of some of the key defined terms and the page number on which each is defined:
Term	Page Where Defined	Term	Page Where Defined
Age	17	Policy Date	17
Fixed Account .	13	Policy Value	34
Fixed Account Value	34	Segment or Coverage Segment	24
Loan Account	5	Surrender Value	4
Loan Account Value	35	Valuation Date	34
Monthly Processing Date	22	Variable Account	14
Net Premium	17	Variable Account Value	34

"Southland" "we," "us," "our" and the "company" refer to Southland Life Insurance Company. "You" and "your" refer to the policy owner. The owner is the individual, entity, partnership, representative or party who may exercise all rights over the policy and receive the policy benefits during the insured person's lifetime.

State Variations - State variations are covered in a special policy form used in that state. This prospectus provides a general description of the policy. Your actual policy and any riders are the controlling documents. If you would like to review a copy of the policy and riders, contact our customer service center or your agent/registered representative.

You may contact us about the policy at our:	Customer Service Center P.O. Box 173789 Denver, CO 80217-3789 1-877-253-5050

2 - Market Dimensions

POLICY SUMMARY

This summary highlights the features and benefits of the policy, the risks that you should consider before purchasing a policy and the fees and charges associated with the policy and its benefits. More detailed information is included in the other sections of this prospectus which should be read carefully before you purchase the policy.

The Policy's Features and Benefits
Premium Payments See Premium Payments, page 17.
  You choose when to pay and how much to pay.
  You will need to pay sufficient premiums to keep the policy in force. Failure to pay sufficient premiums may cause your policy to lapse.
  You cannot pay additional premiums after age 100.
  We may refuse any premium that would disqualify your policy as life insurance under Section 7702 of the Internal Revenue Code.
  We deduct tax charges and a sales charge from each premium payment and credit the remaining premium (the "net premium") to the variable account or the fixed account according to your instructions.

Free Look Period See Free Look Period, page 19.
  During the free look period, you have the right to examine your policy and return it for a refund if you are not satisfied for any reason.
  The free look period is generally ten days from your receipt of the policy, although certain states may allow more than ten days.
  Generally, there are two types of free look refunds:

Some states require a return of all premium we have received; and Other states require that we return your policy value plus a refund of all fees and charges deducted.
  The length of the free look period and the free look refund that applies in your state will be stated in your policy.
  During the free look period, your net premium will be allocated among the investment options you have selected unless your state requires a return of premium as the free look refund. In these states your net premium directed to the sub-accounts will be allocated to the ING Liquid Asset Portfolio sub-account until after the free look period ends.

Death Benefits See Death Benefits, page 24.
  Death benefits are paid if your policy is in force when the insured person dies.
  Until age 100, the amount of the death benefit will depend on which death benefit option is in effect when the insured person dies.
  There are two death benefit options available under your policy:

  Option 1 - the base death benefit is the greater of the amount of basic insurance coverage you have selected or your policy value multiplied by the appropriate factor from the definition of life insurance factors described in Appendix A; or
  Option 2 - the base death benefit is the greater of the amount of basic insurance coverage you have selected plus your policy value or your policy value multiplied by the appropriate factor from the definition of life insurance factors described in Appendix A.

  After age 100, death benefit Option 1 will apply to all policies and the amount of basic insurance coverage selected will equal the amount of basic insurance coverage in effect on the policy anniversary nearest the insured person's 100th birthday plus the amount of coverage, if any, under the adjustable term insurance rider on that date.
  We will reduce the death benefit proceeds payable under any death benefit option by any outstanding loans, accrued loan interest and unpaid fees and charges.
  The death benefit is generally not subject to federal income tax if your policy continues to meet the federal income tax definition of life insurance.

Market Dimensions - 3

No-Lapse and Death Benefit Guarantees See No-Lapse and Death Benefit Guarantees, page 28.
  Generally, your policy will not lapse as long as your policy value minus any surrender charge and any outstanding loan amount and accrued loan interest (the "surrender value") is enough to pay the periodic fees and charges when due.
  However, during the first three policy years we guarantee that your policy will not lapse, regardless of its surrender value, provided the premiums you have paid minus partial withdrawals, loans and accrued loan interest equals or exceeds the minimum annual premium during each of your first three policy years.
  Additionally, a death benefit guarantee is available which provides that the basic insurance coverage under the policy will not lapse even if the surrender value is not enough to pay the periodic fees and charges when due. The death benefit guarantee is an optional benefit and may be selected only when you apply for the policy.
  Depending on which death benefit guarantee you select, the guarantee lasts for:

The greater of ten policy years or until the insured person reaches age 65; or The lifetime of the insured person or to the policy anniversary nearest the insured person's 100th birthday.
To keep the death benefit guarantee in force, on any monthly processing date:
  Your cumulative premium payments minus any partial withdrawals, loans and accrued loan interest, must equal or exceed the sum of guarantee period monthly premium payments to the next monthly processing date;
  Your policy value minus any loan account value and accrued loan interest (the "net policy value") must be allocated to at least five investment options; and
  No more than 35% of your net policy value may be in any one investment option.

During the death benefit guarantee period there is an additional monthly charge for the death benefit guarantee. The death benefit guarantee may not be available in some states.
Temporary Insurance See Temporary Insurance, page 19.
  If you apply and qualify, we may issue temporary insurance equal to the total amount of insurance coverage for which you applied.
  The maximum amount of temporary insurance is $4.5 million, which includes other in-force coverage you have with us.
  Temporary insurance may not be available in all states.

Rider Benefits See Additional Insurance Benefits, page 30.	Your policy may include additional insurance benefits, attached by rider. There are two types of rider benefits:
Optional rider benefits that you must select before they are effective; and Rider benefits that automatically come with your policy.
In many cases, we deduct an additional monthly charge for these benefits. Not all riders may be available under your policy or in your state.
Investment Options See The Investment Options, page 13.
  You may allocate your net premiums to the Southland Separate Account L1 (the "variable account") and to our fixed account.
  The variable account is one of our separate accounts and consists of sub-accounts which invest in corresponding funds. When you allocate premiums to a sub-account, we invest any net premiums in shares of the corresponding fund.
  Your variable account value will vary with the investment performance of the funds and the charges we deduct from your variable account value.
  The fixed account is part of our general account and consists of all of our assets other than those in our separate accounts (including the variable account) and loan account.
  We credit interest of at least 3.00% per year on amounts allocated to the fixed account, and we may, in our sole discretion, credit interest in excess of this amount.

Transfers See Transfers, page 37.
  You currently may make an unlimited number of transfers between the sub-accounts and to the fixed account each policy year. Transfers are, however, subject to any limits, conditions and restrictions that we or the funds whose shares are involved may impose.
  There are certain restrictions on transfers from the fixed account.
  We do not charge for transfers.

4 - Market Dimensions

Dollar Cost Averaging See Dollar Cost Averaging, page 37.
  Dollar cost averaging is a systematic program of transferring policy values to selected sub-accounts of the variable account. It is intended to help reduce the risk of investing too much when the price of a fund's shares is high. It also helps to reduce the risk of investing too little when the price of a fund's shares is low.
  Dollar cost averaging does not assure a profit nor does it protect you against a loss in a declining market.
  There are certain conditions on participation in the dollar cost averaging program, but there is no charge to participate in the dollar cost averaging program.

Automatic Rebalancing See Automatic Rebalancing, page 38.
  Automatic rebalancing is a systematic program through which your variable and fixed account values are periodically reallocated among your selected investment options to maintain the allocation percentages you have chosen.
  Automatic rebalancing does not assure a profit nor does it protect you against a loss in a declining market.
  There are certain conditions on participation in the automatic rebalancing program, but there is no charge to participate in the automatic rebalancing program.

Loans See Loans, page 36.
  After the first policy month, you may take loans against your policy's surrender value.
  A loan must be at least $100 and is generally limited to your surrender value less the periodic fees and charges to your next policy anniversary.
  When you take a loan from your policy we transfer an amount equal to your loan to the loan account as collateral for your loan. The loan account is part of our general account.
  We credit amounts held in the loan account with interest at an annual rate no less than 4.00%.
  We also charge interest on loans. Interest is due in arrears on each policy anniversary and accrues daily at a current annual rate of 4.00% for preferred loans and 6.00% for non-preferred loans.
  Beginning with the 6th policy year, all loans up to 10% of the net policy value are preferred loans if the insured is age 60 or older. As a matter of current practice, beginning with the 11th policy year all loans and outstanding loan balances will be considered preferred loans. Beginning with the 21st policy year, all loans and outstanding loan balances are guaranteed to be preferred.
  Loans reduce your policy's death benefit and may cause your policy to lapse.
  Loans may have tax consequences, and you should consult with a tax adviser before taking a loan from your policy.

Partial Withdrawals See Partial Withdrawals, page 39.
  After the first policy year, you may take up to 12 partial withdrawals each policy year. In certain circumstances you may take partial withdrawals during the first policy year.
  A partial withdrawal must be at least $100 and may not exceed the amount which leaves your surrender value less than $500.
  We currently charge a fee of 2.00% of the amount withdrawn, up to $25 for each partial withdrawal.
  Partial withdrawals may reduce the amount of basic and total insurance coverage under your policy and will reduce your policy value.
  Partial withdrawals may also have tax consequences, and you should consult with a tax adviser before taking a partial withdrawal from your policy.

Surrenders See Surrender, page 41.
  You may surrender your policy for its surrender value at any time before the death of the insured person.
  Your surrender value is your policy value minus any surrender charge and any outstanding loan amount and accrued loan interest.
  Surrender charges apply for the first fourteen years of each segment of basic insurance coverage. Surrender charges are level for the first nine years then decrease uniformly each year to zero at the beginning of the fifteenth year.
  Surrender charge rates vary by the insured person's age at the time each basic insurance coverage segment is established.
  All insurance coverage ends on the date we receive your surrender request.
  If you surrender your policy it cannot be reinstated.
  Surrendering the policy may have tax consequences, and you should consult with a tax adviser before surrendering your policy.

Market Dimensions - 5

Reinstatement See Reinstatement, page 42.
  You may reinstate your policy (other than the death benefit guarantee) and riders within five years of lapse if you still own the policy and did not surrender it and the insured person is still insurable.
  You will need to pay the required reinstatement premium.
  If you had an outstanding loan when coverage lapsed, we will reinstate it with accrued loan interest to the date of the lapse.
  When we reinstate your policy, we reinstate the surrender charges for the amount and time remaining when your policy lapsed.
  A policy that is reinstated more than 90 days after lapsing may be considered a modified endowment contract for tax purposes.
  Reinstating your policy may have tax consequences, and you should consult with a tax adviser before reinstating your policy.

Factors You Should Consider Before Purchasing a Policy

The decision to purchase a policy should be discussed with your agent/registered representative. Make sure you understand the policy's investment options, its other features and benefits, its risks and the fees and charges you will incur. Consider, among others, the following matters.

Life Insurance Coverage
  The policy is not a short-term savings vehicle and should be purchased only if you need life insurance coverage. Evaluate your need for life insurance coverage before purchasing a policy.
  You should purchase a policy only if you intend and have the financial capability to keep the policy in force for a substantial period of time.

Fees and Charges See Fees and Charges, page 20.
  In the early policy years the surrender charge may exceed the policy value because the surrender charge may be more than the cumulative premiums minus policy fees and charges. Therefore, you should purchase a policy only if you intend and have the financial capability to keep the policy in force for a substantial period of time.
  The policy's fees and charges reflect the costs associated with its features and benefits, the services we render, the expenses we expect to incur and the risks we assume under the policy.
  We believe that the policy's fees and charges, in the aggregate, are reasonable, but before purchasing a policy you should compare the value that these various features, benefits and services have to you, given your particular circumstances, with the fees and charges associated with those features, benefits and services.

Lapse See Lapse, page 41.	Your policy may lapse and your insurance coverage under the policy may terminate if on any monthly processing date:
The no-lapse guarantee or the death benefit guarantee is not in effect; and Your surrender value is not enough to pay the periodic fees and charges when due.
  If you meet these conditions, we will send you notice and give you a 61 day grace period to make a sufficient premium payment.
  If you do not make a sufficient premium payment by the end of the 61 day grace period, your life insurance coverage will terminate and your policy will lapse without value.
  Partial withdrawals and loans have an adverse impact on your surrender value. Before taking a partial withdrawal or loan consider its affect on your ability to keep your policy from lapsing.

6 - Market Dimensions

Investment Risk See The Variable Account, page 14.	You should evaluate the policy's long-term investment potential and risks before purchasing a policy. For amounts you allocate to the sub-accounts of the variable account:
  Your values will fluctuate with the markets, interest rates and the performance of the underlying funds;
  You assume the risk that your values may decline or may not perform to your expectations;
  Your policy could lapse without value or you may be required to pay additional premium because of poor fund performance;
  Each fund has various investment risks, and some funds are riskier than others;
  You should read each fund's prospectus and understand the risks associated with the fund before allocating your premiums to its corresponding sub-account; and
  There is no assurance that any fund will achieve its stated investment objective.

For amounts you allocate to the fixed account:
Interest rates we declare will change over time; and You assume the risk that interest rates may decline, although never below the guaranteed minimum annual rate of 3.00%.
Exchanges See Purchasing a Policy, page 17.
  Replacing your existing life insurance policy(ies) with the policy described in this prospectus may not be beneficial to you.
  Before purchasing a policy, determine whether your existing policy(ies) will be subject to fees or penalties upon surrender or cancellation.
  Also compare the fees, charges, coverage provisions and limitations, if any, of your existing policy(ies) with those of the policy described in this prospectus.

Taxation See TAX CONSIDERATIONS, page 43.
  Under current federal income tax law, death benefits of life insurance policies generally are not subject to income tax. In order for this treatment to apply, the policy must qualify as a life insurance contract. We believe it is reasonable to conclude that the policy will qualify as a life insurance contract.
  Assuming the policy qualifies as a life insurance contract under current federal income tax law, your policy earnings are generally not subject to income tax as long as they remain within your policy. Depending on your circumstances, however, the following events may have tax consequences for you:

Reduction in the amount of your insurance coverage; Partial withdrawals; Loans; Surrender; Lapse; and Reinstatement.
  In addition, if your policy is a modified endowment contract, a partial withdrawal, surrender or a loan against or secured by the policy will may cause income taxation to the extent of any gain in the policy. A penalty tax may be imposed on a distribution from a modified endowment contract as well.
  There is always the possibility that the tax treatment of the policy could be changed by legislation or otherwise. You should consult a tax adviser with respect to legislative developments and their effect on the policy.
  Consult with a qualified legal or tax adviser before you purchase a policy.

Sales Compensation
  We pay compensation to broker/dealers who sell the policy.
  Broker/dealers may be able to choose to receive their compensation under various payment options, but their choice will not affect the fees and charges you will pay for the policy.

Other Products
  We and our affiliates offer other insurance products which may have different features, benefits, fees and charges. These other products may better match your needs.
  Contact your agent/registered representative if you would like information about these other products.

Market Dimensions - 7

Fees and Charges
The following tables describe the fees and charges you will pay when buying, owning and surrendering the policy.

Transaction Fees and Charges The following table describes the fees and charges deducted at the time you buy the policy, make a partial withdrawal, surrender your policy or request an excess illustration. See Fees and Charges - Transaction Fees and Charges, page 20.

Charge	When Deducted	Amount Deducted
Tax Charges	Deducted when you make a premium payment.	2.50% of each premium payment for state and local taxes. 1.50% of each premium payment for estimated federal income tax treatment of deferred acquisition costs.
Sales Charge	Deducted when you make a premium payment.	4.00% of premium up to target premium in segment years 1-10 - current. 4.00% of all premium received - maximum.
Partial Withdrawal Fee	Deducted when you take a partial withdrawal.	2.00% of the amount withdrawn, up to $25.
Surrender Charge [1]
  Deducted during the first fourteen segment years when you surrender your policy, decrease your basic insurance coverage, take a partial withdrawal which decreases your basic insurance coverage or allow your policy to lapse.

  Minimum rates - $5.80 per $1,000 of basic insurance coverage.
  Maximum rates - $34.88 per $1,000 of basic insurance coverage.
  Rates for a representative insured person - $16.60 per $1,000 of basic insurance coverage. The representative insured person is a male, age 45 in the preferred non-smoker risk class.

Excess Illustration Fee	Deducted each time you request an illustration after the first each policy year.	$ 0 - current. $25 - maximum.
[1]

The surrender charge rates shown are for the first policy year. The rates that apply to you depend on the insured person's gender and age. The rates for the representative insured person listed above may be more or less than you will pay, and you should contact your agent/registered representative for information about the rates that apply to you. Surrender charge rates remain level for the first nine years then decrease uniformly at the beginning of each year to zero at the beginning of the fifteenth year.

8 - Market Dimensions

Periodic Fees and Charges The following table describes the fees and charges deducted each month on the monthly processing date, not including fund fees and expenses. See Fees and Charges - Periodic Fees and Charges, page 22.

Charge	When Deducted	Amount Deducted
Cost of Insurance Charge [2]	On the monthly processing date.	Minimum Rates per $1,000 of basic insurance coverage -
$0.06 - current and guaranteed.
Maximum Rates per $1,000 of basic insurance coverage -
$14.52 - current and guaranteed.
Rates for a representative insured person per $1,000 of basic insurance coverage -
$0.19 - current. $0.28 - guaranteed. The representative insured person is a male, age 45 in the preferred non-smoker risk class.
Mortality & Expense Risk Charge [3]	On the monthly processing date.	Percentage of policy value invested in the variable account -
0.08% in policy years 1-5 (0.90% on an annual basis), and lower thereafter.
Administrative Charge	On the monthly processing date.	$7 per month - current. $10 per month - maximum.
Death Benefit Guarantee Charge (if selected)	On the monthly processing date.	$0.005 per $1,000 of basic insurance coverage during the guarantee period - current. $0.01 per $1,000 of basic insurance coverage during the guarantee period - maximum.
Loan Interest Charge	Accrues daily but is due in arrears on each policy anniversary.	6.00% per annum of the non-preferred loan amount. 4.00% per annum of the preferred loan amount.
[2]

The cost of insurance rates shown are for the first policy year. The rates have been rounded to the nearest penny. Consequently, the actual rates are either more or less than these rounded rates. The rates that apply to you depend on the amount of your basic insurance coverage and the insured person's age, gender, policy duration and risk class and generally increase each year after the first segment year. Different cost of insurance rates will apply to each segment of basic insurance coverage. The rates for the representative insured person listed above may be more or less than you will pay, and you should contact your agent/registered representative for information about the rates that apply to you.

[3]

The monthly mortality and expense risk charge rate has been rounded to the nearest one hundredth of one percent. See Periodic Fees and Charges - Mortality and Expense Risk Charge, page 22 for the monthly rate without rounding.

Market Dimensions - 9

Optional Rider Fees and Charges The following table describes the charges deducted if you elect any of the optional rider benefits. See Fees and Charges - Optional Rider Fees and Charges, page 23.
Rider	When Deducted	Amount Deducted
Additional Insured Rider [4,5]	On the monthly processing date.	Minimum Rates per $1,000 of rider benefit -
$0.03 - current. $0.06 - guaranteed.
Maximum Rates per $1,000 of rider benefit -
$1.59 - current. $14.52 - guaranteed.
Rates for a representative insured person per $1,000 of rider benefit -
$0.04 - current. $0.06 - guaranteed. The representative insured person is a female, age 5 in the non-smoker risk class.
Adjustable Term Insurance Rider [4,5]	On the monthly processing date.	Minimum Rates per $1,000 of rider benefit -
$0.05 - current. $0.07 - guaranteed.
Maximum Rates per $1,000 of rider benefit -
$11.61 - current. $18.15 - guaranteed.
Rates for a representative insured person per $1,000 of rider benefit -
$0.13 - current. $0.35 - guaranteed. The representative insured person is a male, age 45 in the preferred non-smoker risk class.
Waiver of Cost of Insurance Rider [4]	On the monthly processing date.
  Minimum Rates - $6.20 per $100 of rider coverage.
  Maximum Rates - $15.23 per $100 of rider coverage.
  Rates for a representative insured person - $8.43 per $100 of rider coverage The representative insured person is age 45.

Waiver of Specified Premium Rider [4]	On the monthly processing date.
  Minimum Rates - $1.70 per $100 of rider coverage.
  Maximum Rates - $8.30 per $100 of rider coverage.
  Rates for a representative insured person - $3.90 per $100 of rider coverage. The representative insured person is age 45.

[4]

The rates shown are for the first policy year. The rates for a particular rider depend on various factors that may include the insured person's age, gender, policy duration and/or risk class. Rates generally increase each year after the first policy year. The rates for the representative insured person listed above may be more or less than you will pay, and you should contact your agent/registered representative for information about the rates that apply to you.

[5]

The rates shown have been rounded to the nearest penny. Consequently, the actual rates are either more or less than these rounded rates. You should contact your agent/registered representative for information about the rates that apply to you.

10 - Market Dimensions

Fund Fees and Expenses The following table shows the minimum and maximum fund fees and expenses that you may pay during the time you own the policy. These may change from year to year. You should review the fund prospectuses for details about the fees and charges specific to a particular fund. See also Appendix B.

Annual Total Fund Expenses (expenses deducted from fund assets)

	Minimum	Maximum
Total Gross Annual Fund Expenses [6]	0.33%	2.76%
Total Net Annual Fund Expenses [6,7]	0.33%	1.25%
[6]	Total Annual Fund Expenses include management fees, distribution (12b-1) fees and other expenses.
[7]

The Total Net Annual Fund Expense figures take into account contractual arrangements that require reimbursement or waiver of certain fund fees and expenses at least through the end of this year. Out of the 52 funds available through the policy, 10 have contractual arrangements to reimburse or waive certain fees and expenses. Generally, these arrangements provide that fees and expenses will be reimbursed or waived above a certain levels for a specific period of time. See Appendix B for more detailed information about these contractual arrangements. The minimum and maximum total net annual fund expenses shown take into account all of the available funds, not just those with contractual arrangements.

Market Dimensions - 11

How the Policy Works

12 - Market Dimensions

THE COMPANY, THE FIXED ACCOUNT AND THE VARIABLE ACCOUNT
Southland Life Insurance Company

We are a stock life insurance company organized in 1908 and incorporated under the laws of the State of Texas. We are admitted to do business in the District of Columbia and all states except New York. Our headquarters is at 5780 Powers Ferry Road, Atlanta, Georgia 30327-4390.

We are a wholly-owned indirect subsidiary of ING Groep N.V. ("ING"), a global financial institution active in the fields of insurance, banking and asset management. ING is headquartered in Amsterdam, The Netherlands.

The Investment Options

You may allocate your premium payments to any of the available investment options. These options include the fixed account and sub-accounts of the variable account. The investment performance of a policy depends on the performance of the investment options you choose.

The Fixed Account

You may allocate all or a part of your net premium and transfer your net policy value into the fixed account. We declare the interest rate that applies to all amounts in the fixed account. This interest rate is never less than 3.00%. The credited interest rate will be in effect for an initial twelve-month period. Thereafter, the credited interest rate will be guaranteed for successive twelve-month periods at an interest rate current at that time. Interest compounds daily at an effective annual rate that equals the declared rate. We credit interest to the fixed account on a daily basis. We pay interest regardless of the actual investment performance of our general account. We bear all of the investment risk for the fixed account.

In the policy the "fixed account" is referred to as the "Guaranteed Interest Division."

Your fixed account value equals the net premium you allocate to the fixed account, plus interest earned, minus amounts you transfer out or withdraw. It may be reduced by fees and charges assessed against your policy value.

The fixed account guarantees principal and is part of our general account. The general account supports our non-variable insurance and annuity obligations. We have not registered interests in the fixed account under the Securities Act of 1933, as amended ("1933 Act"). Also, we have not registered the fixed account or the general account as an investment company under the Investment Company Act of 1940, as amended ("1940 Act") (because of exemptive and exclusionary provisions). This means that the general account, the fixed account and interests in it are generally not subject to regulation under these Acts.

The SEC staff has not reviewed the disclosures in this prospectus relating to the general account and the fixed account. These disclosures, however, may be subject to certain requirements of the federal securities law regarding accuracy and completeness of statements made.

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The Variable Account
In the policy the "variable account" is referred to as the "Separate Account."

We established Southland Separate Account L1 (the "variable account") on February 25, 1994, as one of our separate accounts under the laws of the State of Texas. It is a unit investment trust, registered with the SEC under the 1940 Act.

We own all of the assets of the variable account and are obligated to pay all amounts due under a policy according to the terms of the policy. Income, gains and losses credited to, or charged against, the variable account reflect the investment experience of the variable account and not the investment experience of our other assets. Additionally, Texas law provides that we cannot charge the variable account with liabilities arising out of any other business we may conduct. This means that if we ever became insolvent, the variable account assets will be used first to pay variable account policy claims. Only if variable account assets remain after these claims have been satisfied can these assets be used to pay owners of other policies and creditors.

The variable account is divided into sub-accounts. Each sub-account invests in a corresponding fund. When you allocate premium payments to a sub-account, you acquire accumulation units of that sub-account. You do not invest directly in or hold shares of the funds when you allocate premium payments to the sub-accounts of the variable account. See Appendix B to this prospectus for a list of the funds available through the variable account along with information about each fund's investment adviser/subadviser, investment objective and total annual fund expenses.

More detailed information about a fund, including information about the risks associated with investing in the fund, is located in the fund's prospectus. Read the fund prospectuses in conjunction with this prospectus, and retain the prospectuses for future reference.

A fund available through the variable account is not the same as a retail mutual fund with the same or similar name. Accordingly, the management, expenses and performance of a fund available through the variable account is likely to differ from a similarly named retail mutual fund.

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Voting Privileges. We invest each sub-account's assets in shares of a corresponding fund. We are the legal owner of the fund shares held in the variable account, and we have the right to vote on certain issues. Among other things, we may vote on issues described in the fund's current prospectus or issues requiring a vote by shareholders under the 1940 Act.

Even though we own the shares, we give you the opportunity to tell us how to vote the number of shares attributable to your policy. We count fractional shares. If you have a voting interest, we send you proxy material and a form on which to give us your voting instructions.

Each fund share has the right to one vote. The votes of all fund shares are cast together on a collective basis, except on issues for which the interests of the funds differ. In these cases, voting is on a fund-by-fund basis.

Examples of issues that require a fund-by-fund vote are changes in the fundamental investment policy of a particular fund or approval of an investment advisory agreement.

We vote the shares in accordance with your instructions at meetings of the fund's shareholders. We vote any fund shares that are not attributable to policies and any fund shares for which the owner does not give us instructions in the same proportion as we vote the shares for which we did receive voting instructions.

We reserve the right to vote fund shares without getting instructions from policy owners if the federal securities laws, regulations or their interpretations change to allow this.

You may instruct us only on matters relating to the funds corresponding to the sub-accounts in which you have invested assets as of the record date set by the fund's Board for the shareholders meeting. We determine the number of fund shares in each sub-account of your policy by dividing your variable account value in that sub-account by the net asset value of one share of the matching fund.

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Right to Change the Variable Account. Subject to state and federal law and the rules and regulations thereunder, we may, from time to time, make any of the following changes to our variable account with respect to some or all classes of policies:

  Change the investment objective;
  Offer additional sub-accounts which will invest in funds we find appropriate for policies we issue;
  Eliminate sub-accounts;
  Combine two or more sub-accounts;
  Substitute a new fund for a fund in which a sub-account currently invests. A substitution may become necessary if, in our judgment:

  A fund no longer suits the purposes of your policy;
  There is a change in laws or regulations;
  There is a change in the fund's investment objectives or restrictions;
  The fund is no longer available for investment; or
  Another reason we deem a substitution is appropriate.

  In the case of a substitution, the new fund may have different fees and charges than the fund it replaced;
  Transfer assets related to your policy class to another separate account;
  Withdraw the variable account from registration under the 1940 Act;
  Operate the variable account as a management investment company under the 1940 Act;
  Cause one or more sub-accounts to invest in a fund other than, or in addition to, the funds currently available;
  Stop selling the policy;
  End any employer or plan trustee agreement with us under the agreement's terms;
  Limit or eliminate any voting rights for the variable account;
  Make any changes required by the 1940 Act or its rules or regulations; or
  Close a sub-account to new investments.

We will not make a change until it is effective with the SEC and approved by the appropriate state insurance departments, if necessary. We will notify you of changes. If you wish to transfer the amount you have in the affected sub-account to another sub-account or to the fixed account, you may do so free of charge. Just notify us at our customer service center.

DETAILED INFORMATION ABOUT THE POLICY

This prospectus describes our standard Market Dimensions variable universal life insurance policy. The policy provides death benefits, policy values and other features of traditional life insurance contracts. There may be variations in policy features, benefits and charges because of requirements of the state where we issue your policy. We describe all such differences in your policy.

If you would like to know about state variations, please ask your agent/registered representative. We can provide him/her with the list of variations that will apply to your policy.

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Purchasing a Policy
To purchase a policy you must submit an application to us. On that application you will, among other things, select:
The amount of your basic insurance coverage (which generally must be at least $100,000); Your initial death benefit option; and Any riders or optional benefits.
Additionally, on the application you will provide us with certain health and other necessary information.

On the date coverage under the policy begins (the "policy date"), the person on whose life we issue the policy (the "insured person") generally can be no more than age 85. "Age" under the policy means the insured person's age on the birthday nearest to the policy date. From time to time, we may accept an insured person who exceeds our normal maximum age limit. We will not unfairly discriminate in determining the maximum age at issue. All exceptions to our normal limits are dependent upon our ability to obtain acceptable reinsurance coverage for our risk with an older insured. We may also set a minimum age to issue a policy.

You may request that we back-date the policy up to six months to allow the insured person to give proof of a younger age for the purposes of your policy.
Premium Payments
Premium payments are flexible and you may choose the amount and frequency of premium payments, within limits, including:
  We may refuse to accept any premium less than $25;
  You cannot pay additional premiums after age 100;
  We may refuse any premium that would disqualify your policy as life insurance under Section 7702 of the Internal Revenue Code;
  We may refuse any premium that would cause your policy to become a modified endowment contract under Section 7702A of the Internal Revenue Code without your prior written acknowledgement accepting your policy as a modified endowment contract; and
  We may refuse to accept any premium that does not comply with our anti-money laundering program. See General Policy Provisions - Anti-Money Laundering, page 51.

After we deduct the tax charges and the sales charge from your premium payments, we apply the remaining premium (the "net premium") to your policy as described below.

A premium payment is received by us when it is received at our offices. After you have paid your initial premium, we suggest you send payments directly to us, rather than through your agent/registered representative, to assure the earliest crediting date.

Your initial premium must be at least equal to the sum of the scheduled premium from the policy date through the investment date. The investment date is the date we apply the net premium to your policy.

Scheduled Premium. You may select your scheduled (planned) premium (within our limits) when you apply for your policy. The scheduled premium, shown in your policy and schedule, is the amount you choose to pay over a stated time period. This amount may or may not be enough to keep your policy in force. You may receive premium reminder notices for the scheduled premium on a quarterly, semi-annual or annual basis. You are not required to pay the scheduled premium.

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You can change the amount of your scheduled premium within our minimum and maximum limits at any time. If you fail to pay your scheduled premium or if you change the amount of your scheduled premium, your policy performance will be affected.

If you have the death benefit guarantee feature, your scheduled premium should not be less than the guarantee period annual premium shown in your policy. See Death Benefits - No-Lapse and Death Benefit Guarantees, page 28.

Unscheduled Premium Payments. Generally speaking, you may make unscheduled premium payments at any time, however:
  We may limit the amount of an unscheduled premium payment if it would result in an increase in the amount of the base death benefit required by the federal income tax law definition of life insurance. We may require satisfactory evidence that the insured person is insurable at the time that you make the unscheduled premium payment if the base death benefit is increased due to an unscheduled premium payment;
  We may require proof that the insured person is insurable if an unscheduled premium payment will cause the net amount at risk to increase; and
  We will return premium payments which would cause your policy to become a modified endowment contract, unless you have acknowledged in writing the new modified endowment contract status for your policy.

Target Premium. Target premium is not based on your scheduled premium. Target premium is actuarially determined based on the age and gender of the insured person. The target premium is used to determine your sales charge and the sales compensation we pay. It may or may not be enough to keep your policy in force. You are not required to pay the target premium and there is no penalty for paying more or less. The target premium for your policy and additional segments is listed in your policy schedule pages.

Minimum Annual Premium. To qualify for the no-lapse guarantee, during each of your first three policy years you must pay at least the minimum annual premium shown in your policy. See Death Benefits - No-Lapse and Death Benefit Guarantees, page 28.

We may reduce the minimum annual premium for group or sponsored arrangements, or for corporate purchasers.

Premium Payments Affect Your Coverage. Unless your policy is in the no-lapse guarantee period or you have the death benefit guarantee feature, your coverage lasts only as long as you have a positive surrender value which is enough to pay the periodic fees and charges due each month. If you do not meet this requirement, your policy will enter a 61-day grace period and you must make a sufficient premium payment to keep your policy from lapsing. See Termination of Coverage - Lapse, page 41.

During the no-lapse guarantee period, we guarantee that your policy and riders will not lapse regardless of your surrender value provided your cumulative premium payments, minus any partial withdrawals and any outstanding loan amount and accrued loan interest are at least equal your minimum annual premium. See Death Benefits - No-Lapse and Death Benefit Guarantees, page 28.

If you have the death benefit guarantee, we guarantee that your policy will not lapse during the guarantee period provided your cumulative premium payments minus any partial withdrawals and any outstanding loan amount and accrued loan interest are at least equal to the guarantee period annual premium and your net policy value meets certain diversification requirements. See Death Benefits - No-Lapse and Death Benefit Guarantees, page 28.

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Allocation of Net Premium. We apply the initial net premium to your policy after all of the following conditions have been met:
We receive the required initial premium; All issue requirements have been received by our customer service center; and We approve your policy for issue.

Amounts you designate for the fixed account will be allocated to that account on the investment date. If your state requires return of your premium during the free look period, we initially invest amounts you have designated for the sub-accounts of the variable account in the sub-account which invests in the ING Liquid Asset Portfolio. We later transfer these amounts from this sub-account to your selected sub-accounts, based on your most recent premium allocation instructions, at the earlier of the following dates:

Five days after the date we mailed your policy to you plus the length of your state free look period; or The date we receive your delivery receipt plus the length of your state free look period.

If your state provides for return of your policy value during the free look period (or provides no free look period), we allocate amounts you designated for the sub-accounts of the variable account directly into those sub-accounts.

All net premium we receive after the applicable period are allocated to your policy on the valuation date of receipt. We will use your most recent premium allocation instructions specified in percentages stated to the nearest tenth and totaling 100%.

Free Look Period

You have the right to examine your policy and return it to us (for any reason) within the period shown in the policy. The period during which you have this right is called the free look period and starts on the date you receive your policy. If you return your policy to us within the free look period, we cancel it as of your policy date.

If you cancel your policy during the free look period, you will receive a refund as determined by state law. Generally, there are two types of free look refunds:
Refund of all premium we have received from you; or Refund of your policy value plus a refund of all charges deducted.

The type of refund that applies in your state will be specified in your policy. The type of free look refund will affect when premium received before the end of the free look period is allocated to the sub-accounts. See Premium Payments - Allocation of Net Premium, page 19.

Temporary Insurance

If you apply and qualify, we may issue temporary insurance in an amount equal to the amount of insurance coverage for which you applied, up to $4.5 million, which includes other in-force coverage you have with us.

Temporary insurance coverage begins when all of the following events have occurred:
  You have completed and signed our temporary insurance coverage form;
  We have received and accepted a premium payment of at least your scheduled premium (selected on your application); and
  The necessary parts of the application are complete.

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Unless otherwise provided by state law, temporary insurance coverage ends on the earliest of:
  Five days after we mail the premium refund to the address on your application;
  Five days after we mail notice of termination to the address on your application;
  Your policy date;
  The date we refuse to issue a policy based on your application; or
  90 days after you sign our temporary life insurance coverage form.

There is no death benefit under the temporary insurance coverage if any of the following events occur:
  There is a material misrepresentation in your answers on the temporary insurance coverage form;
  There is a material misrepresentation in statements on your application;
  The person or persons intended to be insured die by suicide or self-inflicted injury; or
  The bank does not honor your premium check or authorized withdrawal.

During the period of temporary insurance coverage your premium payments are held by us in a general suspense account until underwriting is completed and the policy is issued or the temporary insurance coverage otherwise ends. Premiums held in this suspense account do not earn interest and they are not allocated to the investment options available under the policy until a policy is issued. See Premium Payments - Allocation of Net Premium, page 19.

Fees and Charges
We deduct fees and charges under the policy to compensate us for:
  Providing the insurance benefits of the policy (including any rider benefits);
  Administering the policy;
  Assuming certain risks in connection with the policy; and
  Incurring expenses in distributing the policy.

The amount of a fee or charge may be more or less than the cost associated with the service or benefit. Accordingly, excess proceeds from one fee or charge may be used to make up a shortfall on another fee or charge, and we may earn a profit on one or more of these fees and charges. We may use any such profits for any proper corporate purpose, including, among other things, payment of sales expenses.

Transaction Fees and Charges
We deduct the following transaction fees and charges from your policy value each time you make certain transactions.

Tax Charges. We deduct 2.5% from each premium payment to cover the total average state and local taxes we expect to pay. We pay state and local taxes in most states. These taxes vary from state to state and from jurisdiction to jurisdiction.

We deduct 1.5% from each premium payment to cover our estimated costs for the federal income tax treatment of deferred acquisition costs. This cost is determined solely by the amount of life insurance premium we receive.

We may increase or decrease the charges for taxes, within limits, if there are changes in the tax rates or tax laws.
Sales Charge. We deduct a sales charge from each premium payment.

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Currently, we charge 4.00% of premium we receive up to target premium in the first ten segment years. The maximum sales charge we can assess is 4.00% of all premium we receive.

When calculating your applicable sales charge, we allocate premium payments we receive after an increase in the amount of basic insurance coverage to your coverage segments in the same proportion as the target premium for each segment bears to the sum of the target premium for all segments.

This charge helps compensate us for the costs associated with selling the policies, including promotional, advertising and distribution expenses.

Partial Withdrawal Fee. We deduct a partial withdrawal fee each time you take a partial withdrawal from your policy. The amount of this fee is 2.00% of the amount withdrawn up to $25. We deduct the partial withdrawal fee proportionately from your remaining fixed and variable account values.

This fee helps offset the expenses we incur when processing a partial withdrawal.
Surrender Charge. We deduct a surrender charge during the first fourteen segment years when you:
Surrender your policy; Allow your policy to lapse; Decrease your basic insurance coverage; or Take a partial withdrawal which decreases the amount of your basic insurance coverage.
The amount of the surrender charge depends on the amount of basic insurance coverage surrendered or decreased and the surrender charge rates.

When you purchase a policy or increase your basic insurance coverage, we set surrender charge rates based on the gender and age of the insured person. These surrender charge rates decline to zero in the fifteenth segment year. Each coverage segment will have its own set of surrender charge rates which will apply only to that segment. See Death Benefits - Changes in the Amount of Your Insurance Coverage, page 24. Surrender charge rates will not exceed $34.88 per $1,000 of basic insurance coverage and the rates that apply to you will be set forth in your policy. See the Fees and Charges - Transaction Fees and Charges table on page 8 for the minimum and maximum surrender charge rates and the rates for a representative insured person.

For full surrenders, you will receive the surrender value of your policy. For decreases in the amount of basic insurance coverage, the surrender charge will reduce your policy value. If there are multiple segments of basic insurance coverage, the coverage decreases and surrender charges assessed will be processed on a pro rata basis.

In the early policy years the surrender charge may exceed the policy value because the surrender charge may be more than the cumulative premiums minus policy fees and charges. Therefore, you should purchase a policy only if you intend and have the financial capability to keep the policy in force for a substantial period of time.

The surrender charge helps offset the expenses we incur in issuing and distributing the policy.

Excess Illustration Fee. We currently do not assess this fee, but we reserve the right to assess a fee of up to $25 for each illustration of your policy values you request after the first each policy year.

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This fee helps offset the costs we incur when processing requests for excess illustrations.
Periodic Fees and Charges

We deduct the following periodic fees and charges from your policy value on the monthly processing date. The monthly processing date is the same date each month as your policy date. If that date is not a valuation date, then the monthly processing date is the next valuation date.

At any time you may choose one investment option from which we will deduct your periodic fees and charges. If you do not choose the investment option or the amount in your chosen investment option is not enough to cover the periodic fees and charges, then your periodic fees and charges are taken from the sub-accounts and fixed account in the same proportion that your value in each has to your net policy value.

Mortality and Expense Risk Charge. Each month we deduct from your policy value a mortality and expense risk charge based on the amount invested in the sub-accounts according to the following rates:
Policy Years	Percentage of the Amount Invested in the Variable Account
1 - 5	0.075% (0.90% on an annual basis)
6 - 10	0.05% (0.60% on an annual basis)
11+	0.0125% (0.15% on an annual basis)

This charge helps compensate us for the mortality and expense risks we assume when we issue a policy. The mortality risk is the risk that insured people, as a group, may live less time than we estimated. The expense risk is the risk that the costs of issuing and administering the policies and operating the sub-accounts of the variable account are greater than we estimated.

Administrative Charge. Each month we currently deduct an administrative charge of $7. We guarantee that this charge will never be higher than $10 each month.
This charge helps offset the costs we incur in administering the policy, including costs associated with:
Billing and collecting premiums; Processing claims and policy transactions; Keeping records; Reporting and communicating with policy owners; and Our overhead and other expenses.

Cost of Insurance. Each month we deduct a cost of insurance charge equal to our current monthly cost of insurance rates multiplied by the net amount at risk for each segment of your basic insurance coverage. The net amount at risk as calculated on each monthly processing date equals the difference between:

  Your current base death benefit, discounted to take into account one month's interest earnings at an assumed 3.00% annual interest rate; and
  Your policy value minus the periodic fees and charges due on that date, other than cost of insurance charges.

Monthly cost of insurance rates are based on the insured person's age at issue, gender, risk class and amount of insurance coverage on the policy date and each date you increase your insurance coverage (a "segment date") and the segment year. They will not, however, be greater than the guaranteed cost of insurance rates shown in the policy, which are based on the 1980 Commissioner's Standard Ordinary Sex and Smoker Distinct Mortality Tables. We will apply unisex rates where appropriate under the law. This currently includes policies issued in the state of Montana and policies issued to employers or employee organizations in connection with employment related insurance or benefit programs. The rates that apply to you will be set forth in your policy. See the Fees and Charges - Periodic Fees and Charges table on page 9 for the minimum and maximum cost of insurance rates and the rates for a representative insured person.

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Separate cost of insurance rates apply to each segment of your insurance coverage and your riders. The maximum rates for the initial segment and each new segment of your insurance coverage will be printed in your policy schedule pages.

The cost of insurance charge varies from month to month because of changes in your net amount at risk, changes in your death benefit and the increasing age of the insured person. The net amount at risk is affected by the same factors that affect your policy value, namely:

  The net premium applied to your policy;
  The fees and charges we deduct;
  Any partial withdrawals you take;
  Interest earnings on the amounts allocated to the fixed account;
  Interest earned on amounts held in the loan account; and
  The investment performance of the funds underlying the sub-accounts of the variable account.

We calculate the net amount at risk separately for each segment of your insurance coverage. We allocate the net amount at risk to segments of the base death benefit in the same proportion that each segment has to the total base death benefit for all insurance coverage as of the monthly processing date.

There are no cost of insurance charges during the continuation of coverage period.
The cost of insurance charge compensates us for the ongoing costs of providing insurance coverage, including the expected cost of paying death benefit proceeds that may be more than your policy value.

Death Benefit Guarantee Charge. If you have the death benefit guarantee feature, each month during the guarantee period we currently deduct a death benefit guarantee charge of $.005 per $1,000 of basic insurance coverage. We guarantee that this charge will never be more than $0.01 per $1,000 of basic insurance coverage.

This charge helps compensate us for the costs associated with providing the death benefit guarantee.
Optional Rider Fees and Charges

There may be separate fees and charges for optional rider benefits. See the Fees and Charges - Optional Rider Fees and Charges table on page 10, and the Additional Insurance Benefits - Optional Rider Benefits section on page 30 for more information about the optional rider benefits and the applicable fees and charges.

Waiver and Reduction of Fees and Charges

We may waive or reduce any of the fees and charges under the policy, as well as the minimum amount of insurance coverage set forth in this prospectus. Any waiver or reduction will be based on expected economies that result in lower sales, administrative or mortality expenses. For example, we may expect lower expenses in connection with sales to:

  Certain groups or sponsored arrangements (including our employees, employees of our affiliates, our appointed sales agents and certain family members of each of these groups of individuals);
  Corporate purchasers;
  Our policyholders or the policyholders of our affiliated companies, or
  Certain groups or individuals who purchase the policy through investment professionals who charge a fee for their services.

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Any variation in fees and charges will be based on differences in costs or services and our rules in effect at the time. We may change our rules from time to time, but we will not unfairly discriminate in any waiver or reduction.

Fund Fees and Expenses

A fund's fees and expenses are set by the fund and may change from year to year. They are deducted from the fund's assets and are not direct charges against a sub-account's assets or policy values. Rather, they are included when each underlying fund computes its net asset value, which is the share price used to calculate the unit values of the sub-accounts. See the Fees and Charges - Fund Fees and Expenses table on page 11 for the minimum and maximum total annual fund expenses of the funds available through the policy. See also Appendix B for each fund's total annual fund expenses.

For a more complete description of the funds' fees and expenses, review each fund's prospectus.

Each of the funds or their affiliates pays us compensation for recordkeeping, administration or other services. The amount of compensation is usually based on the aggregate assets of the fund from policies that we issue or administer. Some funds or their affiliates pay us more than others and some of the amounts we receive may be significant.

Death Benefits
In the policy the amount of insurance coverage you select is referred to as the "Face Amount."

You decide the amount of life insurance protection you need, now and in the future. Generally, we require a minimum of $100,000 of basic insurance coverage to issue your policy. We may lower this minimum for certain group, sponsored or corporate purchasers. The amount of insurance coverage in effect on your policy date is your initial coverage segment. If you have an adjustable term insurance rider, at issue we restrict the amount of the rider benefit to no more than nine times your basic insurance coverage.

You can combine the long-term advantages of permanent life insurance with the flexibility and short-term advantages of term life insurance through the policy. The base policy provides the permanent element of your coverage. The adjustable term insurance rider provides the term insurance element of your coverage.

It may be to your economic advantage to include part of your insurance coverage under the adjustable term insurance rider. The adjustable term insurance rider has no cash value, however, and provides no growth potential. Both the cost of insurance under the term insurance rider and the cost of insurance under the base policy are deducted monthly from your policy value and generally increase with the age of the insured person.

Changes in the Amount of Your Insurance Coverage

Subject to certain limitations, you may change the amount of your insurance coverage after the first policy year (first monthly processing date for an increase). The change will be effective on the next monthly processing date after we receive your written request.

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There may be underwriting or other requirements that must be met before we will approve a change. After we approve your request to change the amount of insurance coverage under the policy, we will send a new policy schedule page to you. You should attach it to your policy. We may ask you to return your policy to our customer service center so that we can make this change for you.

Changes in the amount of your insurance coverage must be for at least $1,000.
A requested increase in basic insurance coverage will cause a new coverage segment to be created. Once we create a new segment, it is permanent unless law requires differently.
Each new segment will have:
  A new sales charge;
  New cost of insurance charges, guaranteed and current;
  A new incontestability period;
  A new suicide exclusion period;
  A new target premium;
  A new minimum annual premium during the no-lapse guarantee period; and
  A new surrender charge.

If a death benefit option change causes the amount of basic insurance coverage to increase, no new segment is created. Instead, the size of each existing segment(s) is (are) changed. If it causes the amount of basic insurance coverage to decrease, each segment is decreased.

In determining the net amount at risk for each coverage segment we allocate the net amount at risk among the basic coverage segments in the same proportion that each segment bears to the total amount of basic insurance coverage.

You may not decrease the amount of your insurance coverage below the minimum we require to issue you a policy. Decreases in insurance coverage may result in:
Surrender charges on the amount of the decrease; Reduced target premium amounts; and Reduced cost of insurance charges.

Requested reductions in the amount of insurance coverage will first decrease your total insurance coverage amount. We decrease your basic insurance coverage amount only after your adjustable term insurance rider coverage is reduced to zero. If you have more than one segment, we divide decreases in basic coverage among your coverage segments pro rata unless law requires differently.

We reserve the right to not approve a requested change in your insurance coverage that would disqualify your policy as life insurance under Section 7702 of the Internal Revenue Code. In addition, we may refuse to approve a requested change in your insurance coverage that would cause your policy to become a modified endowment contract under Section 7702A of the Internal Revenue Code without your prior written acknowledgment accepting your policy as a modified endowment contract. Decreasing the amount of insurance coverage under your policy could cause your policy to be considered a modified endowment contract. If this happens, prior and subsequent distributions from the policy (including loans) may be subject to adverse tax treatment. You should consult a tax adviser before changing your amount of insurance coverage. See Distributions Other than Death Benefits - Modified Endowment Contracts, page 45.

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Continuation of Coverage

The continuation of coverage feature automatically continues your insurance coverage in force beyond the policy anniversary nearest the insured person's 100th birthday (the "continuation of coverage period"), unless prohibited by state law. If you do not surrender your policy before this date, on this date:

  The amount of your total insurance coverage becomes your basic insurance coverage amount;
  Death benefit option 2 is converted to death benefit option 1, if applicable;
  All riders are terminated;
  Your net policy value is transferred into the fixed account and subsequent transfers into the sub-accounts are not allowed; and
  Dollar cost averaging and automatic rebalancing programs are terminated.

Your insurance coverage continues in force until the death of the insured person, unless the policy lapses or is surrendered. However:
We accept no further premium payments; and We deduct no further fees and charges except transaction fees and charges, if applicable.

Partial withdrawals and loans are allowed during the continuation of coverage period. If you have an outstanding loan, interest continues to accrue. If you fail to make sufficient loan or loan interest payments, it is possible that the outstanding loan amount plus accrued loan interest may become greater than your policy value and cause your policy to lapse. To avoid lapse, you may repay the loan and loan interest during the continuation of coverage period.

If you wish to stop coverage during the continuation of coverage period, you may surrender your policy and receive the net policy value. There is no surrender charge during this period. All other normal consequences of surrender apply. See Termination of Coverage - Surrender, page 41.

The continuation of coverage feature is not available in all states. If a state has approved this feature, it is automatic under your policy. In certain states the death benefit during the continuation of coverage period is the net policy value. Contact your agent/registered representative or our customer service center to find out if this feature is available in your state and which type of death benefit applies in your state.

The tax consequences of coverage continuing beyond the insured person's 100th birthday are uncertain. You should consult a tax adviser as to those consequences. See Other Tax Matters - Continuation of a Policy Beyond Age 100, page 47.

Death Benefit Qualification Test
In the policy the "guideline premium test" is referred to as the "Guideline Premium/Cash Value Corridor Test."

The death benefit proceeds are generally not subject to federal income tax if your policy continues to meet the federal income tax definition of life insurance. Your policy will meet this definition of life insurance provided that it meets the requirements of the guideline premium test.

The guideline premium test requires that premium payments do not exceed certain statutory limits and your death benefit is at least equal to your policy value multiplied by a factor defined by law. The guideline premium test provides for a maximum amount of premium in relation to the death benefit and a minimum amount of death benefit in relation to policy value. The factors for the guideline premium test can be found in Appendix A to this prospectus.

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Death Benefit Options

There are two death benefit options available under the policy. You choose the option you want when you apply for the policy. You may change that choice after your first monthly processing date and before age 100.

Option 1. Under death benefit option 1, the base death benefit is the greater of:	In the policy, death benefit option 1 is referred to as "Option A" and death benefit option 2 is referred to as "Option B."
  The amount of basic insurance coverage in effect on the date of the insured person's death; or
  Your policy value on the date of the insured person's death multiplied by the appropriate factor from the definition of life insurance factors described in Appendix A.

Under this option your base death benefit will remain level unless your policy value multiplied by the appropriate factor described in Appendix A exceeds the amount of basic insurance coverage. In this case, your death benefit will vary as the policy value varies.

With option 1, positive investment performance generally reduces your net amount at risk, which lowers your policy's cost of insurance charge. Option 1 also offers insurance coverage at a set amount with potentially lower cost of insurance charges over time.

Option 2. Under death benefit option 2, the base death benefit is the greater of:
  The amount of basic insurance coverage in effect on the date of the insured person's death plus your policy value; or
  Your policy value on the date of the insured person's death multiplied by the appropriate factor from the definition of life insurance factors described in Appendix A.

Under this option your base death benefit will vary as the policy value varies and investment performance is reflected in your insurance coverage.
Option 2 is not available after age 100. If option 2 is in effect at age 100, it automatically converts to death benefit option 1. See Death Benefits - Continuation of Coverage, page 25.

Which Death Benefit Option to Choose. If you are satisfied with the amount of your basic insurance coverage and prefer to have premium payments and favorable investment performance reflected to the maximum extent in the policy value and lower cost of insurance charges, you should choose death benefit option 1. If you prefer to have premium payments and favorable investment performance reflected partly in the form of an increasing death benefit, you should choose death benefit option 2.

Changing Death Benefit Options. On or after the first monthly processing date and before age 100 you may change death benefit options as described below. We may require evidence of insurability under our normal rules of underwriting for some death benefit option changes.

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Changing your death benefit option may reduce or increase your basic and total insurance coverage amounts but it will not change the amount of your base and total death benefits. We may not approve a death benefit option change if it reduces the amount of insurance coverage below the minimum we require to issue your policy. The following death benefit option changes are allowed, and on the effective date of the change the amount of your basic insurance coverage will change as follows:

	Change From:	Change To:	Basic Insurance Coverage Following the Change:
	Option 1	Option 2	Your basic insurance coverage before the change minus your policy value as of the effective date of the change.
	Option 2	Option 1	Your basic insurance coverage before the change plus your policy value as of the effective date of the change.
Your death benefit option change is effective on your next monthly processing date after we approve it.

After we approve your request, we send a new policy schedule page to you. You should attach it to your policy. We may ask you to return your policy to our customer service center so that we can make this change for you.

If a death benefit option change causes the amount of insurance coverage to change, no new coverage segment(s) is (are) created. Instead, the size of each existing segment(s) is (are) changed. If you change death benefit options, there is no change to the amount of term insurance if you have the adjustable term insurance rider. See Optional Rider Benefits - Adjustable Term Insurance Rider, page 31.

We do not impose a surrender charge if a death benefit option change results in a decrease in the amount of your basic insurance coverage. Additionally, we do not adjust the target premium when you change your death benefit option. See Transaction Fees and Charges - Surrender Charge, page 21.

Changing your death benefit option may have tax consequences. You should consult a tax adviser before making changes.
Death Benefit Proceeds

After the insured person's death, if your policy is in force we pay the death benefit proceeds to the beneficiaries. The beneficiaries are the people you name to receive the death benefit proceeds from your policy. The death benefit proceeds are equal to:

  Your base death benefit; plus
  The amount of any rider benefits; minus
  Any outstanding loan amount plus accrued loan interest; minus
  Any outstanding fees and charges incurred before the insured person's death.

The death benefit is calculated as of the date of the insured person's death and will vary depending on the death benefit option you have chosen.
No-Lapse and Death Benefit Guarantees
In the policy, the "no-lapse guarantee period" is referred to as the "Special Continuation Period."

No-lapse Guarantee. The policy has a no-lapse guarantee which provides that the policy will not lapse during the first three policy years (the no-lapse guarantee period) regardless of its surrender value, if on a monthly processing date:

  Premiums you have paid, minus partial withdrawals that you have taken, minus outstanding loans, including accrued loan interest, is greater than or equal to;
  The cumulative minimum monthly premium for each policy month from the first month of your policy through the current monthly processing date.

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The minimum monthly premium is one-twelfth of the minimum annual premium. Your minimum annual premium is based on:
The amount of your basic insurance coverage; The insured person's age, gender and risk class; and Additional rider coverage on your policy.
Your minimum annual premium is shown in the schedule pages of your policy. We may reduce the minimum annual premium for group or sponsored arrangements, or for corporate purchasers.

During the no-lapse guarantee period, if there is not enough surrender value to pay the periodic fees and charges due each month and you have satisfied these requirements, we do not allow your policy to lapse. We do not permanently waive these charges. Instead, we continue to deduct these charges which may result in a negative surrender value, unless you pay enough premium to prevent this. The negative balance is your unpaid monthly periodic fees and charges owing. At the end of the no-lapse guarantee period, to avoid lapse of your policy you must pay enough premium to bring the surrender value to zero plus the amount that covers your estimated monthly periodic fees and charges for the following two months. See Termination of Coverage - Lapse, page 41.

There is no charge for this guarantee.

Death Benefit Guarantee. The policy has a death benefit guarantee which provides that the policy will not lapse even if the surrender value is not enough to pay the periodic fees and charges each month.

In the policy, the death benefit guarantee feature is referred to as the "Guaranteed Minimum Death Benefit."

This is an optional benefit that may be selected only when you apply for the policy. The death benefit guarantee extends the period that your policy's basic insurance coverage remains in force even if the surrender value declines due to poor investment performance of the funds. The policy offers two death benefit guarantee options. These options vary primarily by the length of the guarantee period:

The greater of ten policy years or until the insured person reaches age 65. The lifetime of the insured person or to the policy anniversary nearest the insured person's 100th birthday.
To keep the death benefit guarantee in force:
You must pay premium at least equal to the guarantee period annual premium; and Your net policy value must meet certain diversification requirements.
The guarantee period annual premium for the first death benefit guarantee option (the greater of ten policy years or until the insured person reaches age 65) is based on:
The amount of your basic insurance coverage; The insured person's age, gender and risk class; and Additional rider coverage on your policy.

The guarantee period annual premium for the second death benefit guarantee option (the lifetime of the insured person or to the policy anniversary nearest the insured person's 100th birthday) is based on a percentage of the guideline level premium calculated under the federal tax laws. The guarantee period annual premium for the second option will be greater than that required for the first option.

Your guideline level annual premium depends on:
  The amount of your basic insurance coverage;
  The insured person's age, gender, risk class and underwriting characteristics;
  The death benefit option you choose;
  Additional rider coverage on your policy; and
  Other additional benefits on your policy.

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Although the required guarantee period annual premium level is different for the two options, the death benefit guarantee operates similarly for either option.

On each monthly processing date we test to see if you have paid enough premium to keep your guarantee in place. We take the actual premiums we have received and subtract the partial withdrawals and loans (including accrued interest) you have taken. The result must equal or exceed the sum of the guarantee period monthly premium payments for each policy month starting with your first policy month through the end of the policy month that begins on the current monthly processing date. A guarantee period monthly premium is equal to one-twelfth of the guarantee period annual premium.

You must continually meet the premium requirements for the death benefit guarantee to remain in effect. If your policy benefits increase, the guarantee period annual premium increases.
In addition, to keep the death benefit guarantee in force your net policy value on any monthly processing date must be diversified as follows:
Your net policy value is invested in at least five investment options; and No more than 35% of your net policy value is in any one investment option.

Your policy will continue to meet the diversification requirements if you have dollar cost averaging which results in transfers into at least four sub-accounts with no more than 35% of any transfer directed to any one or you have automatic rebalancing and meet the two diversification tests listed above. See Transfers - Dollar Cost Averaging, page 37 and Transfers - Automatic Rebalancing, page 38.

You should consider the following factors in relation to the death benefit guarantee:
  If you have the death benefit guarantee, the guarantee period annual premium will be shown on your policy schedule page. (See Purchasing a Policy - Premium Payments, page 17);
  If your policy fails to satisfy either the annual premium or diversification test we will send you a notice and give you a thirty day opportunity to correct the condition. If you do not correct it, the death benefit guarantee terminates;
  Once it terminates, you cannot reinstate the death benefit guarantee and the guarantee period annual premium no longer applies to your policy;
  Even if the death benefit guarantee terminates, your policy will not necessarily lapse (See Termination of Coverage - Lapse, page 41).

There is a charge each month during the guarantee period if you select this guarantee.
Additional Insurance Benefits
Your policy may include additional insurance benefits, attached by rider. There are two types of riders:
Those that provide optional benefits that you must select before they are effective; and Those that automatically come with the policy.

The following information does not include all of the terms and conditions of each rider, and you should refer to the rider to fully understand its benefits and limitations. We may offer riders not listed here. Not all riders may be available under your policy. Contact your agent/registered representative for a list of riders and their availability.

Optional Rider Benefits

The following riders may have an additional cost, but you may cancel optional riders at any time. Adding or canceling riders may have tax consequences. See Distributions Other than Death Benefits - Modified Endowment Contracts, page 45.

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Additional Insured Rider. This rider provides death benefits upon the death of a named immediate family member. The insured person can be no older than age 75. You may add up to nine additional insured riders to your policy. We require proof of insurability for each person. Minimum coverage for each person is $10,000. Maximum coverage for all additional insured persons is five times your total basic insurance coverage. There is no defined premium for a given amount of additional insured rider coverage. Instead, we deduct a separate monthly cost of insurance charge from your policy value. The cost of insurance for this rider is calculated as the monthly cost of insurance rate for the rider coverage(s) multiplied by the additional insured rider death benefit(s) in effect at the monthly processing date. The cost of insurance rates are determined by us from time to time. They are based on the issue age(s), gender(s) and risk class(es) of the insured person(s), as well as the length of time since the rider was added to your policy. Rates for this rider will not exceed the levels in the 1980 Commissioner's Standard Ordinary Sex and Smoker Distinct Mortality Table. See the Fees and Charges - Optional Rider Fees and Charges table on page 10 for the minimum rates, maximum rates and the rates for a representative insured person.

Adjustable Term Insurance Rider. You may increase the amount of your total insurance coverage under the policy by adding coverage under the adjustable term insurance rider. This rider allows you to schedule the pattern of insurance coverage appropriate for your anticipated needs. As the name suggests, the adjustable term insurance rider adjusts over time to maintain your desired level of total coverage.

In the policy "basic insurance coverage" or "basic coverage" is referred to as the "Stated Death Benefit"; the "total insurance coverage" or "total coverage" is referred to as the "Target Death Benefit."

You specify your amount of total insurance coverage when you apply for this rider. The amount of total insurance coverage can be level for the life of your policy or can be scheduled to change at the beginning of a selected policy year(s).

We generally restrict your coverage under this rider to an amount not more than nine times your basic insurance coverage at issue. For example, if your basic insurance coverage is $100,000, then the maximum amount of coverage under this rider is $900,000 with a total insurance coverage amount of $1,000,000.

The adjustable term insurance rider benefit is the difference between the amount of your total death benefit and your base death benefit, but not less than zero. The rider's benefit automatically adjusts daily as the amount of your base death benefit changes. Your death benefit proceeds depend on which death benefit option is in effect.

Under death benefit option 1, the total death benefit is the greater of:
The amount of total insurance coverage you have selected; or Your policy value multiplied by the appropriate factor from the definition of life insurance factors described in Appendix A.
Under death benefit option 2, the total death benefit is the greater of:
  The amount of total insurance coverage you have selected plus your policy value; or
  Your policy value multiplied by the appropriate factor from the definition of life insurance factors described in Appendix A.

For example, under death benefit option 1, assume your base death benefit changes as a result of a change in your policy value. The adjustable term insurance rider adjusts to provide death benefit proceeds equal to your total insurance coverage in each year:

Base Death Benefit	Amount of Total Insurance Coverage	Adjustable Term Insurance Benefit
$201,500	$250,000	$48,500
$202,500	$250,000	$47,500
$202,250	$250,000	$47,750

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It is possible that the amount of your adjustable term insurance may be zero if your base death benefit increases enough. Using the same example, if the base death benefit under your policy grew to $250,000 or more, the adjustable term insurance benefit would be zero.

Even when the adjustable term insurance benefit is reduced to zero, your rider remains in effect until you remove it from your policy. Therefore, if later the base death benefit drops below the amount of your total insurance coverage, the adjustable term insurance rider coverage reappears to maintain the amount of your total insurance coverage.

You may change the amount of your total insurance coverage, according to our rules. See Death Benefits - Changes in the Amount of Your Insurance Coverage, page 24.
We may deny future, scheduled increases to the amount of your total insurance coverage if you cancel a scheduled change or if you ask for an unscheduled decrease in your total insurance coverage.

Partial withdrawals, changes from death benefit option 1 to option 2, and decreases in the amount of your basic insurance coverage may reduce the amount of your total insurance coverage. See Special Features and Benefits - Partial Withdrawals, page 39; and Death Benefits - Changes in the Amount of Your Insurance Coverage, page 24.

There is no defined premium for a given amount of adjustable term insurance benefit. Instead, we deduct a separate monthly cost of insurance charge from your policy value. The cost of insurance for this rider is calculated as the monthly cost of insurance rate for the rider benefit multiplied by the amount of adjustable term insurance benefit in effect at the monthly processing date. The cost of insurance rates are determined by us from time to time. They are based on the issue age, gender and risk class of the insured person, as well as the length of time since your policy date. See the Fees and Charges - Optional Rider Fees and Charges table on page 10 for the minimum rates, maximum rates and the rates for a representative insured person.

The only charge for this rider is the cost of insurance charge. The total charges that you pay may be more or less if you have some coverage under an adjustable term insurance rider rather than just basic insurance coverage. There are no sales charges or surrender charges for this coverage.

If the total insurance coverage is increased by you after the adjustable term insurance rider is issued, we use the same cost of insurance rate schedule for the entire coverage for this rider. These rates are based on the original risk class even though satisfactory new evidence of insurability is required for the increased schedule. Although the maximum cost of insurance rates for this rider are greater than the maximum cost of insurance rates for the basic insurance coverage, the current rates for this rider may be lower than current cost of insurance rates for the basic insurance coverage. See Periodic Fees and Charges - Cost of Insurance, page 22.

Not all policy features apply to the adjustable term insurance rider. The rider does not contribute to the policy value nor to the surrender value. It does not affect investment performance and cannot be used for a loan. The adjustable term insurance rider provides benefits only at the insured person's death.

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Waiver of Cost of Insurance Rider. If the insured person becomes totally disabled while your policy is in force, this rider provides that we waive the periodic fees and charges and rider charges during the disability period. The insured person must be no less than age 10 and no more than age 55. See the Fees and Charges - Optional Rider Fees and Charges table on page 10 for the minimum rates, maximum rates and the rates for a representative insured person. The cost of this rider is included as part of the monthly cost of insurance charge.

If you add this rider to your policy, you may not add the waiver of specified premium rider.

Waiver of Specified Premium Rider. If the insured person becomes totally disabled while your policy is in force, this rider provides that after a waiting period, we credit a specified premium amount monthly to your policy during the disability period. Subject to our underwriting, you specify this amount on the application for the policy. The insured person must be no less than age 10 and no more than age 55. The minimum coverage under this rider is $25 per month. See the Fees and Charges - Optional Rider Fees and Charges table on page 10 for the minimum rates, maximum rates and the rates for a representative insured person.

A policy may contain either the Waiver of Cost of Insurance Rider or the Waiver of Specified Premium Rider, but not both.
Automatic Rider Benefit
The following rider benefit may come with your policy automatically. Exercising this benefit may have tax consequences. See Other Tax Matters - Accelerated Death Benefit Rider, page 46.

Accelerated Death Benefit Rider. Under certain circumstances, the accelerated death benefit rider allows you to accelerate payment of the death benefit that we otherwise would pay upon the insured person's death. Generally, we will provide an accelerated benefit under this rider if the insured person has a terminal illness that will result in his or her death within 12 months, as certified by a physician. The accelerated benefit will be the lesser of 75% of the amount that would be payable at the death of the insured person or $1 million. The accelerated benefit will first be used to pay off any outstanding loans and interest due. The remainder of the accelerated benefit will be paid to you in a lump sum. There is no charge for this rider.

Consider the following factors when deciding whether to accelerate the death benefit under this rider:
  Receipt of an accelerated payment under this rider reduces the policy's death benefit, surrender value and rider benefits by the percentage of eligible coverage that is accelerated. For example, if the accelerated payment is 75% of the eligible coverage, the new death benefit will be 25% of the death benefit proceeds just prior to acceleration;
  Accelerating the death benefit will not affect the amount of premium payable on the policy;
  No loans are permitted after this rider is exercised; and
  There may be tax consequences to requesting payment under this rider, and you should consult with a competent tax adviser for further information.

Certain limitations and restrictions are described in the rider. Additionally, the benefit may vary by state. You should consult your agent/registered representative as to whether and to what extent the rider is available in your particular state and on any particular policy.

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In the policy the "policy value" is referred to as the "Account Value"; the "fixed account value" is referred to as the "Account Value of the Guaranteed Interest Division"; the "variable account value" is referred to as the "Account Value of the Investment Options of the Separate Account"; and the "loan account value" is referred to as the "Account Value of the Loan Division."

Policy Value
Your policy value equals the sum of your fixed account, variable account and loan account values. Your policy value reflects:
  The net premium applied to your policy;
  The fees and charges that we deduct;
  Any partial withdrawals you take;
  Interest earned on amounts allocated to the fixed account;
  The investment performance of the funds underlying the sub-accounts of the variable account; and
  Interest earned on amounts held in the loan account.

Fixed Account Value

Your fixed account value equals the net premium you allocate to the fixed account, plus interest earned, minus amounts you transfer out or withdraw. It may be reduced by fees and charges assessed against your policy value. See The Investment Options - The Fixed Account, page 13.

Variable Account Value
Your variable account value equals your policy value attributable to amounts invested in the sub-accounts of the variable account.

Determining Values in the Sub-Accounts. The value of the amounts invested in the sub-accounts are measured by accumulation units and accumulation unit values. The value of each sub-account is the accumulation unit value for that sub-account multiplied by the number of accumulation units you own in that sub-account. Each sub-account has a different accumulation unit value.

The accumulation unit value is the value determined on each valuation date. The accumulation unit value of each sub-account varies with the investment performance of its underlying fund. It reflects:
Investment income; Realized and unrealized gains and losses; Fund expenses; and Taxes, if any.

A valuation date is a date on which a fund values its shares and the New York Stock Exchange is open for business, except for days on which valuations are suspended by the SEC. Each valuation date ends at 4:00 p.m. Eastern time.

You purchase accumulation units when you allocate premium or make transfers to a sub-account, including transfers from the loan account.
We redeem accumulation units:
  When amounts are transferred from a sub-account (including transfers to the loan account);
  For the monthly deduction of the periodic fees and charges from your policy value;
  For policy transaction fees;
  When you take a partial withdrawal;
  If you surrender your policy; and
  To pay the death benefit proceeds.

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To calculate the number of accumulation units purchased or sold we divide the dollar amount of your transaction by the accumulation unit value for the sub-account calculated at the close of business on the valuation date of the transaction.

The date of a transaction is the date we receive your premium or transaction request at our customer service center, so long as the date of receipt is a valuation date. We use the accumulation unit value which is next calculated after we receive your premium or transaction request and we use the number of accumulation units attributable to your policy on the date of receipt.

We deduct the periodic fees and charges each month from your policy value on the monthly processing date. If your monthly processing date is not a valuation date, the monthly deduction is processed on the next valuation date.

The value of amounts allocated to the sub-accounts goes up or down depending on investment performance of the corresponding funds. There is no guaranteed minimum value of amounts invested in the sub-accounts of the variable account.

How We Calculate Accumulation Unit Values. We determine the accumulation unit value for each sub-account on each valuation date.
We generally set the accumulation unit value for a sub-account at $10 when the sub-account is first opened. After that, the accumulation unit value on any valuation date is:
The accumulation unit value for the preceding valuation date, multiplied by The sub-account's accumulation experience factor for the valuation period.
Every valuation period begins at 4:00 p.m. Eastern time on a valuation date and ends at 4:00 p.m. Eastern time on the next valuation date.
We calculate an accumulation experience factor for each sub-account every valuation date as follows:
  We take the net asset value of the underlying fund shares as reported to us by the fund managers as of the close of business on that valuation date;
  We add dividends or capital gain distributions declared and reinvested by the fund during the current valuation period;
  We subtract a charge for taxes, if applicable; and
  We divide the resulting amount by the net asset value of the shares of the underlying fund at the close of business on the previous valuation date.

Loan Account Value

When you take a loan from your policy we transfer an amount equal to your loan to the loan account as collateral for your loan. The loan account is part of our general account and we credit interest to the amount held in the loan account. Your loan account value is equal to your outstanding loan amount plus accrued interest in the loan account. See Special Features and Benefits - Loans, page 36.

In the policy the "loan account" is referred to as the "Loan Division."

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Special Features and Benefits
Loans

You may borrow money from us at any time after the first policy month, by using your policy as collateral for the loan. Unless state law requires otherwise, a new loan amount must be at least $100 and the maximum amount you may borrow is limited to the surrender value of your policy minus the monthly periodic fees and charges to your next policy anniversary or the monthly periodic fees and charges for the next thirteen months if you take a loan within thirty days before your next policy anniversary.

Your loan request must be directed to our customer service center. When you request a loan you may specify the investment options from which the loan collateral will be taken. If you do not specify the investment options, the loan collateral will be taken proportionately from each active investment option you have, including the fixed account.

If you request an additional loan, we add the new loan amount to your existing loan. This way, there is only one loan outstanding on your policy at any time.

Loan Interest. We credit amounts held in the loan account with interest at an annual rate of 4.00%. Interest which we credit to the loan account becomes part of your loan account value until the next policy anniversary when it is transferred to the investment options according to your most recent allocation instructions.

We also charge interest on loans you take. The annual interest rate charged is 4.00% for preferred loans and 6.00% for non-preferred loans. Interest accrues daily but is due in arrears on each policy anniversary. If you do not pay the interest when it is due, we add it to your loan amount.

Beginning with the 6th policy year, all loans up to 10% of the net policy value are preferred loans if the insured is age 60 or older. Beginning with the 11th policy year, all loans and outstanding loan balances will be considered preferred loans, as a matter of current practice. Beginning with the 21st policy year, all loans and outstanding loan balances are guaranteed to be preferred.

Loan Repayment. You may repay your loan at any time. We assume that payments you make, other than scheduled premium payments, are loan repayments. You must tell us if you want unscheduled payments to be premium payments.

When you make a loan repayment, we transfer an amount equal to your payment from the loan account to the sub-accounts and fixed account in the same proportion as your current premium allocation, unless you tell us otherwise.

Effects of a Loan. Using your policy as collateral for a loan will effect your policy in various ways. You should carefully consider the following before taking a loan:
  If you do not make loan repayments your policy could lapse if your loan amount plus accrued interest is greater than your policy value, less any surrender charges;
  A loan may cause the termination of the death benefit guarantee because we deduct your loan amount plus accrued loan interest from cumulative premiums paid when calculating whether you have paid sufficient premiums to keep the death benefit guarantee in effect;
  Taking a loan reduces your opportunity to participate in the investment performance of the sub-accounts and the interest guarantees of the fixed account;

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  Accruing loan interest will change your policy value as compared to what it would have been if you did not take a loan;
  Even if you repay your loan, it will have a permanent effect on your policy value;
  If you use the continuation of coverage feature and you have a loan, loan interest continues to accrue and could cause your policy to lapse;
  If you do not repay your loan we will deduct any outstanding loan amount plus accrued loan interest from amounts payable under the policy; and
  Loans may have tax consequences and if your policy lapses with a loan outstanding, you may have further tax consequences. See TAX CONSIDERATIONS - Distributions Other than Death Benefits, page 44.

Transfers

You currently may make an unlimited number of transfers of your variable account value between the sub-accounts and to the fixed account. Transfers are subject to any conditions that we or the funds whose shares are involved may impose, including:

  If your state requires a refund of premium during the free look period, you may not make transfers until after your free look period ends;
  The minimum amount you may transfer is $100;
  If the amount remaining in the investment option after a transfer will be less than $100, we will transfer the entire amount; and
  We may limit the number of transfers or restrict or refuse transfers because of excessive trading, as described below.

Any conditions or limits we impose on transfers between the sub-accounts or to the fixed account will generally apply equally to all policy owners. However, we may impose different conditions or limits on third parties acting on behalf of policy owners, such as market timing services.

Transfers from the fixed account to the sub-accounts of the variable account may be made only during the first 30 days of each policy year and are limited to the greater of:
25% of your fixed account value at the time of the first such transfer in a policy year; The sum of the amounts transferred and withdrawn from the fixed account during the prior policy year; or $100.

We reserve the right to liberalize these restrictions on transfers from the fixed account, depending on market conditions. Any such liberalization will generally apply equally to all policy owners. However, we may impose different restrictions on third parties acting on behalf of policy owners, such as market timing services.

We process all transfers and determine all values in connection with transfers on the valuation date we receive your request, except as described below for the dollar cost averaging or automatic rebalancing programs.

Dollar Cost Averaging. Anytime you have at least $10,000 invested in the sub-account which invests in ING Liquid Asset Portfolio (the "source sub-account"), you may elect dollar cost averaging. There is no charge for this feature.

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Dollar cost averaging is a long-term investment program through which you direct us to automatically transfer at regular intervals a specific dollar amount or percentage of sub-account value from the source sub-account to one or more of the other sub-accounts. We do not permit transfers to the fixed account or the loan account under this program. You may request that the dollar cost averaging transfers occur on a monthly, quarterly, semi-annual or annual basis.

This systematic plan of transferring policy values is intended to help reduce the risk of investing too much when the price of a fund's shares is high. It also helps reduce the risk of investing too little when the price of a fund's shares is low. Because you transfer the same dollar amount to the sub-accounts each period, you purchase more units when the unit value is low and you purchase fewer units when the unit value is high.

You may add dollar cost averaging to your policy at any time. The first dollar cost averaging date must be at least one day after we receive your dollar cost averaging request. If your state requires a refund of all premium received during the free look period, dollar cost averaging begins after the end of your free look period.

You may have both dollar cost averaging and automatic rebalancing at the same time. However, your dollar cost averaging source sub-account cannot be included in your automatic rebalancing program.
Dollar cost averaging does not assure a profit nor does it protect you against a loss in a declining market.

You may discontinue your dollar cost averaging program at any time. We reserve the right to discontinue, modify or suspend this program, and dollar cost averaging will automatically terminate on the date:

  You specify;
  Your balance in the source sub-account reaches a dollar amount you set; or
  Your balance in the source sub-account is equal to or less than the amount to be transferred. In this situation we will transfer the entire balance of the source sub-account to the other sub-accounts you have selected.

Automatic Rebalancing. Automatic rebalancing is a program for simplifying the process of asset allocation and maintaining a consistent allocation of your variable and fixed account values among your chosen investment options. There is no charge for this feature.

If you elect automatic rebalancing, we periodically transfer amounts among the investment options to match the asset allocation percentages you have chosen. This action rebalances the amounts in the investment options that do not match your set allocation percentages. This mismatch can happen if an investment option outperforms another investment option over the time period between automatic rebalancing transfers.

Automatic rebalancing may occur on the same day of the month on a monthly, quarterly, semi-annual or annual basis. If you do not specify a frequency, automatic rebalancing will occur quarterly.

The first transfer occurs on the date you select (after your free look period if your state requires return of premium during the free look period). If you do not request a date, processing is on the last valuation date of the calendar quarter in which we receive your request.

You may have both automatic rebalancing and dollar cost averaging at the same time. However, the source sub-account for your dollar cost averaging program cannot be included in your automatic rebalancing program. You may not include the loan account.

Automatic rebalancing does not assure a profit nor does it protect you against a loss in a declining market.

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You may change your allocation percentages for automatic rebalancing at any time. Your allocation change is effective on the valuation date that we receive it at our customer service center. If you reduce the amount allocated to the fixed account, it is considered a transfer from that account. You must meet the requirements for the maximum transfer amount and time limitations on transfers from the fixed account.

If you have the death benefit guarantee and you ask for an automatic rebalancing allocation which does not meet the death benefit guarantee diversification requirements, we will notify you and ask you for revised instructions. If you have the death benefit guarantee and you terminate automatic rebalancing, you still must meet the diversification requirements for the guarantee period to continue. See Death Benefits - No-Lapse and Death Benefit Guarantees, page 28.

You may discontinue your automatic rebalancing program at any time. We reserve the right to discontinue, modify or suspend this program.
Excessive Trading. Excessive trading activity can disrupt fund management strategies and increase fund expenses through:
  Increased trading and transaction costs;
  Forced and unplanned portfolio turnover;
  Lost opportunity costs; and
  Large asset swings that decrease the fund's ability to provide maximum investment return to all policy owners.

In response to excessive trading, we may restrict or refuse transfers, or restrict or refuse transfers made through a fax machine, the internet or over the telephone, including transfers made by third-parties, such as market timing services, acting on behalf of policy owners. We will take such actions when we determine, in our sole discretion, that transfers are harmful to the funds or to policy owners as a whole.

We will notify you in writing if we restrict or refuse any transfer because we have determined it to be harmful to the funds or policy owners as a whole.

Conversion to a Guaranteed Policy. During the first two policy years you may permanently convert your policy to a guaranteed policy, unless state law requires differently. If you elect to make this change, unless state law requires that we issue to you a new guaranteed policy, we will permanently transfer the amounts you have invested in the sub-accounts of the variable account to the fixed account and allocate all future net premium to the fixed account. After you exercise this right you may not allocate future premium payments or make transfers to the sub-accounts of the variable account. We do not charge for this change. Contact our customer service center or your agent/registered representative for information about the conversion rights available in your state.

Partial Withdrawals

Beginning in the second policy year (or the first policy year for "in corridor" policies) you may withdraw part of your policy's surrender value. Twelve partial withdrawals are currently allowed each policy year, and a partial withdrawal must be at least $100. The maximum partial withdrawal you may take is the amount which leaves $500 as your surrender value (or for in corridor policies during the first policy year, the amount that would cause your policy to no longer qualify as "in corridor"). If your withdrawal request is for more than the maximum, we will require you to surrender your policy or reduce the amount of the withdrawal.

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A policy is "in corridor" if:
  Under death benefit option 1, your policy value multiplied by the appropriate factor from the definition of life insurance factors described in Appendix A is greater than the amount of your basic insurance coverage; or
  Under death benefit option 2, your policy value multiplied by the appropriate factor from the definition of life insurance factors described in Appendix A is greater than your basic insurance coverage plus your policy value.

We charge a partial withdrawal fee of 2.00% of the amount withdrawn, up to $25 for each partial withdrawal. See Transaction Fees and Charges - Partial Withdrawal Fee, page 21.

Unless you specify a different allocation, we will take partial withdrawals from the fixed account and the sub-accounts of the variable account in the same proportion that your value in each has to your net policy value immediately before the withdrawal. We will determine these proportions at the end of the valuation period during which we receive your partial withdrawal request. However, amounts withdrawn from the fixed account may not exceed the amount of the total withdrawal multiplied by the ratio of your policy value in the fixed account to your net policy value immediately before the partial withdrawal.

Effects of a Partial Withdrawal. We will reduce your policy value by the amount of the partial withdrawal plus the partial withdrawal fee. Your policy value may also be reduced by the amount of a surrender charge if you take a partial withdrawal which decreases your basic insurance coverage.

A partial withdrawal may also cause the termination of the death benefit guarantee because we deduct the amount of the partial withdrawal from the total premiums paid when calculating whether you have paid sufficient premiums in order to maintain the death benefit guarantee.

Under death benefit option 1, a partial withdrawal will reduce the amount of your basic insurance coverage by the amount of a partial withdrawal unless:
  No more than fifteen years have passed since your policy date;
  The insured person is younger than age 81; and
  The amount of the partial withdrawal is less than the greater of 10% of your policy value or 5% of the amount of your basic insurance coverage.

Any amount withdrawn in excess of the greater of 10% of your policy value or 5% of the amount of your basic insurance coverage will reduce the amount of your basic insurance coverage by that excess amount.

Under death benefit option 2, a partial withdrawal will not reduce the amount of your basic insurance coverage.

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If a partial withdrawal reduces the amount of basic insurance coverage, the total amount of insurance coverage will also be reduced for the current year and all future years by an equal amount. Therefore, a partial withdrawal can affect the amount of pure insurance protection under the policy.

We will not allow a partial withdrawal if the amount of basic insurance coverage after the withdrawal would be less than $100,000.
A reduction in the amount of basic insurance coverage as a result of a partial withdrawal will be pro-rated among the existing coverage segments, unless state law requires otherwise.
A partial withdrawal may have adverse tax consequences depending on the circumstances. See TAX CONSIDERATIONS - Tax Status of the Policy, page 43.
Termination of Coverage
Your insurance coverage will continue under the policy until you surrender your policy or it lapses.
Surrender

You may surrender your policy for its surrender value at any time after the free look period while the insured person is alive. Your surrender value is your policy value minus any surrender charge and any outstanding loan amount and accrued loan interest.

In the policy the "surrender value" is referred to as the "Net Cash Surrender Value."
You may take your surrender value in other than one payment.

We compute your surrender value as of the valuation date we receive your written surrender request and policy (or lost policy form) at our customer service center. All insurance coverage ends on the date we receive your surrender request and policy.

If you surrender your policy we may deduct a surrender charge. See Transaction Fees and Charges - Surrender Charge, page 21. Surrender of your policy may have adverse tax consequences. See TAX CONSIDERATIONS - Distributions Other than Death Benefits, page 44.

Lapse
Your policy will not lapse and your insurance coverage under the policy will continue if on any monthly processing date:
  The no-lapse guarantee is in effect;
  The death benefit guarantee is in effect;
  Your surrender value is enough to pay the periodic fees and charges when due; or
  During the continuation of coverage period, your policy value exceeds your outstanding loan amount plus accrued loan interest.

Grace Period. If on a monthly processing date you do not meet any of these conditions, your policy will enter the 61-day grace period during which you must make a sufficient premium payment to avoid having your policy lapse and insurance coverage terminate.

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We will notify you that your policy is in a grace period at least 30 days before it ends. We will send this notice to you (or a person to whom you have assigned your policy) at your last known address in our records. We will notify you of the premium payment necessary to prevent your policy from lapsing. This amount generally equals the past due charges, plus the estimated periodic fees and charges and charges of any optional rider benefits for the next two months. If we receive payment of the required amount before the end of the grace period, we apply it to your policy in the same manner as your other premium payments, then we deduct the overdue amounts from your policy value.

If you do not pay the full amount within the 61-day grace period, your policy and its riders lapse without value. We withdraw your remaining variable and fixed account values, deduct amounts you owe us and inform you that your coverage has ended.

If the insured person dies during the grace period we pay death benefit proceeds to your beneficiaries with reductions for your outstanding loan amount, accrued loan interest and periodic fees and charges owed.

During the early policy years your surrender value may not be enough to cover the periodic fees and charges due each month, and you may need to pay sufficient premium to keep the no-lapse guarantee or the death benefit guarantee in force. See Purchasing a Policy - Premium Payments.

If your policy lapses, any distribution of policy value may be subject to current taxation. See TAX CONSIDERATIONS - Distributions Other than Death Benefits, page 44.
Reinstatement

Reinstatement means putting a lapsed policy back in force. You may reinstate a lapsed policy (other than the death benefit guarantee) and its riders by written request any time within five years after it has lapsed. A policy that was surrendered may not be reinstated.

To reinstate the policy and any riders, you must submit evidence of insurability satisfactory to us and pay a premium large enough to keep the policy and any rider benefits in force during the grace period and for at least two months after reinstatement. When we reinstate your policy, we reinstate the surrender charges for the amount and time remaining when your coverage lapsed. If you had a loan existing when coverage lapsed, we will reinstate it with accrued loan interest to the date of the lapse.

A policy that is reinstated more than 90 days after lapsing may be classified as a modified endowment contract for tax purposes. See Distributions Other Than Death Benefits - Modified Endowment Contracts, page 45.

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TAX CONSIDERATIONS

The following summary provides a general description of the federal income tax considerations associated with the policy and does not purport to be complete or to cover federal estate, gift and generation-skipping tax implications, state and local taxes or other tax situations. This discussion is not intended as tax advice. Counsel or other competent tax advisers should be consulted for more complete information. This discussion is based upon our understanding of the present federal income tax laws. No representation is made as to the likelihood of continuation of the present federal income tax laws or as to how they may be interpreted by the Internal Revenue Service ("IRS").

The following discussion generally assumes that the policy will qualify as a life insurance contract for federal tax purposes.
Tax Status of the Company

We are taxed as a life insurance company under the Internal Revenue Code. The variable account is not a separate entity from us. Therefore, it is not taxed separately as a "regulated investment company," but is taxed as part of the company. We automatically apply investment income and capital gains attributable to the separate account to increase reserves under the policy. Because of this, under existing federal tax law we believe that any such income and gains will not be taxed to us. In addition, any foreign tax credits attributable to the separate account will first be used to reduce any income taxes imposed on the variable account before being used by the company.

We do not expect that we will incur any federal income tax liability attributable to the variable account and we do not intend to make provisions for any such taxes. However, if changes in the federal tax laws or their interpretation result in our being taxed on income or gains attributable to the variable account, then we may impose a charge against the variable account (with respect to some or all of the policies) to set aside provisions to pay such taxes.

Tax Status of the Policy

This policy is designed to qualify as a life insurance contract under the Internal Revenue Code. All terms and provisions of the policy shall be construed in a manner which is consistent with that design. In order to qualify as a life insurance contract for federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under federal tax law, a policy must satisfy certain requirements which are set forth in Section 7702 of the Internal Revenue Code. Specifically, the policy must meet the requirements of the guideline premium test.While there is very little guidance as to how these requirements are applied, we believe it is reasonable to conclude that our policies satisfy the applicable requirements. If it is subsequently determined that a policy does not satisfy the applicable requirements, we will take appropriate and reasonable steps to bring the policy into compliance with such requirements and we reserve the right to restrict policy transactions or modify your policy in order to do so.

We will at all times strive to assure that the policy meets the statutory definition which qualifies the policy as life insurance for federal income tax purposes. See TAX CONSIDERATIONS - Tax Treatment of Policy Death Benefits, page 44.

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Diversification and Investor Control Requirements

In addition to meeting the Internal Revenue Code Section 7702 guideline premium test, Internal Revenue Code Section 817(h) requires separate account investments, such as our variable account, to be adequately diversified. The Treasury has issued regulations which set the standards for measuring the adequacy of any diversification. To be adequately diversified, each sub-account must meet certain tests. If your variable life policy is not adequately diversified under these regulations, it is not treated as life insurance under Internal Revenue Code Section 7702. You would then be subject to federal income tax on your policy income as you earn it. Each sub-account's corresponding fund has represented that it will meet the diversification standards that apply to your policy.

In certain circumstances, owners of a variable life insurance policy have been considered, for federal income tax purposes, to be the owners of the assets of the separate account supporting their policies, due to their ability to exercise investment control over such assets. When this is the case, the policy owners have been currently taxed on income and gains attributable to the separate account assets.

Your ownership rights under your policy are similar to, but different in some ways from those described by the IRS in rulings in which it determined that policy owners are not owners of separate account assets. For example, you have additional flexibility in allocating your premium payments and in your policy values. These differences could result in the IRS treating you as the owner of a pro rata share of the variable account assets. We do not know what standards will be set forth in the future, if any, in Treasury regulations or rulings. We reserve the right to modify your policy, as necessary, to try to prevent you from being considered the owner of a pro rata share of the variable account assets, or to otherwise qualify your policy for favorable tax treatment.

Tax Treatment of Policy Death Benefits

We believe that the death benefit, or an accelerated death benefit, under a policy is generally excludable from the gross income of the beneficiary(ies) under Section 101(a)(1) of the Internal Revenue Code. However, there are exceptions to this general rule. Additionally, federal and local transfer, estate inheritance and other tax consequences of ownership or receipt of policy proceeds depend on the circumstances of each policy owner or beneficiary(ies). A tax adviser should be consulted about these consequences.

Distributions Other than Death Benefits

Generally, the policy owner will not be taxed on any of the policy value until there is a distribution. When distributions from a policy occur, or when loan amounts are taken from or secured by a policy, the tax consequences depend on whether or not the policy is a "modified endowment contract."

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Modified Endowment Contracts

Under the Internal Revenue Code, certain life insurance contracts are classified as "modified endowment contracts" and are given less favorable tax treatment than other life insurance contracts. Due to the flexibility of the policies as to premiums and benefits, the individual circumstances of each policy will determine whether or not it is classified as a modified endowment contract. The rules are too complex to be summarized here, but generally depend on the amount of premiums we receive during the first seven policy years. Certain changes in a policy after it is issued, such as reduction in benefits, could also cause it to be classified as a modified endowment contract. A current or prospective policy owner should consult with a competent adviser to determine whether or not a policy transaction will cause the policy to be classified as a modified endowment contract.

If a policy becomes a modified endowment contract, distributions that occur during the policy year will be taxed as distributions from a modified endowment contract. In addition, distributions from a policy within two years before it becomes a modified endowment contract will be taxed in this manner. This means that a distribution made from a policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.

Additionally, all modified endowment contracts that are issued by us (or our affiliates) to the same policy owner during any calendar year are treated as one modified endowment contract for purposes of determining the amount includible in the policy owner's income when a taxable distribution occurs.

Once a policy is classified as a modified endowment contract, the following tax rules apply both prospectively and to any distributions made in the prior two years:
  All distributions other than death benefits, including distributions upon surrender and withdrawals, from a modified endowment contact will be treated first as distributions of gain taxable as ordinary income and as tax-free recovery of the policy owner's investment in the policy only after all gain has been distributed. The amount of gain in the policy will be equal to the difference between the policy's value and the investment in the policy;
  Loan amounts taken from or secured by a policy classified as a modified endowment contract, and also assignments or pledges of such a policy (or agreements to assign or pledge such a policy), are treated as distributions and taxed first as distributions of gain taxable as ordinary income and as tax-free recovery of the policy owner's investment in the policy only after all gain has been distributed; and
  A 10% additional income tax penalty may be imposed on the distribution amount subject to income tax. This tax penalty generally does not apply to distributions (a) made on or after the date on which the taxpayer attains age 59½, (b) which are attributable to the taxpayer's becoming disabled (as defined in the Internal Revenue Code), or (c) which are part of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of the taxpayer and his or her beneficiary. Consult a tax adviser to determine whether or not you may be subject to this penalty tax.

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Policies That Are Not Modified Endowment Contracts

Distributions other than death benefits from a policy that is not classified as a modified endowment contract are generally treated first as a recovery of the policy owner's investment in the policy. Only after the recovery of all investment in the policy is there taxable income. However, certain distributions made in connection with policy benefit reductions during the first fifteen policy years may be treated in whole or in part as ordinary income subject to tax. Consult a tax adviser to determine whether or not any distributions made in connection with a reduction in policy benefits will be subject to tax.

Loan amounts from or secured by a policy that is not a modified endowment contract are generally not taxed as distributions. However, the tax consequences of preferred loans are uncertain and a tax adviser should be consulted about such loans. Finally, neither distributions from, nor loan amounts from or secured by, a policy that is not a modified endowment contract are subject to the 10% additional income tax.

Investment in the Policy

Your investment in the policy is generally the total of your aggregate premiums. When a distribution is taken from the policy, your investment in the policy is reduced by the amount of the distribution that is tax free.

Other Tax Matters
Policy Loans

In general, interest on a loan will not be deductible. A limited exception to this rule exists for certain interest paid in connection with certain "key person" insurance. You should consult a tax adviser to determine whether you qualify under this exception.

Moreover, the tax consequences associated with a preferred loan available in the policy are uncertain. Before taking out a loan, you should consult a tax adviser as to the tax consequences.

If a loan from a policy is outstanding when the policy is surrendered or lapses, then the amount of the outstanding indebtedness will be added to the amount treated as a distribution from the policy and will be taxed accordingly.

Accelerated Death Benefit Rider

We believe that payments under the accelerated death benefit rider should be fully excludable from the gross income of the beneficiary if the beneficiary is the insured under the policy. (See Automatic Rider Benefits - Accelerated Death Benefit Rider on page 33 for more information about this rider.) However, you should consult a qualified tax adviser about the consequences of adding this rider to a policy or requesting payment under this rider.

Constructive Receipt

It is possible that after the insured person reaches age 95, the IRS could treat you as being in constructive receipt of the policy value if the policy value becomes equal to the death benefit. If this happens, an amount equal to the excess of the policy value over the investment in the policy would be includible in your income at that time. Because we believe the policy will continue to constitute life insurance at that time and the IRS has not issued any guidance on this issue, we do not intend to tax report any earnings due to the possibility of constructive receipt in this circumstance. You should consult a tax adviser if you intend to keep the policy in force after the insured person reaches age 95.

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Continuation of a Policy Beyond Age 100

The tax consequences of continuing the policy beyond the policy anniversary nearest the insured person's 100th birthday are unclear. You should consult a tax adviser if you intend to keep the policy in force beyond the policy anniversary nearest the insured person's 100th birthday.

Section 1035 Exchanges

Internal Revenue Code Section 1035 provides, in certain circumstances, that no gain or loss will be recognized on the exchange of one life insurance policy for another life insurance policy or an endowment or annuity contract. We accept 1035 exchanges with outstanding loans. Special rules and procedures apply to 1035 exchanges. These rules can be complex, and if you wish to take advantage of Section 1035, you should consult your tax adviser.

Tax-exempt Policy Owners

Special rules may apply to a policy that is owned by a tax-exempt entity. Tax-exempt entities should consult their tax adviser regarding the consequences of purchasing and owning a policy. These consequences could include an effect on the tax-exempt status of the entity and the possibility of the unrelated business income tax.

Tax Law Changes

Although the likelihood of legislative action is uncertain, there is always the possibility that the tax treatment of the policy could be changed by legislation or otherwise. You should consult a tax adviser with respect to legislative developments and their effect on the policy.

Policy Changes to Comply with the Law

So that your policy continues to qualify as life insurance under the Internal Revenue Code, we reserve the right to refuse to accept all or part of your premium payments or to change your death benefit. We may refuse to allow you to make partial withdrawals that would cause your policy to fail to qualify as life insurance. We also may make changes to your policy or its riders or make distributions from your policy to the degree that we deem necessary to qualify your policy as life insurance for tax purposes.

If we make any change of this type, it applies the same way to all affected policies.
Any increase in your death benefit will cause an increase in your cost of insurance charges.
Policy Availability and Qualified Plans
Policy owners may use our policies in various arrangements, including:
Qualified plans Non-qualified deferred compensation or salary continuance plans; Split dollar insurance plans; Executive bonus plans; Retiree medical benefit plans; and Other plans.

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The tax consequences of these plans may vary depending on the particular facts and circumstances of each arrangement. If you want to use any of your policies in this type of arrangement, you should consult a qualified tax adviser regarding the tax issues of your particular arrangement.

Life Insurance Owned by Businesses

In recent years, Congress has adopted new rules relating to life insurance owned by businesses. For example, in the case of a policy issued to a nonnatural taxpayer, or held for the benefit of such an entity, a portion of the taxpayer's otherwise deductible interest expenses may not be deductible as a result of ownership of a policy even if no loans are taken under the policy. (An exception to this rule is provided for certain life insurance contracts which cover the life of an individual who is a 20-percent owner, or an officer, director, or employee of a trade or business.) As another example, special rules apply if you are subject to the alternative minimum tax. Any business contemplating the purchase of a new policy or a change in an existing policy should consult a tax adviser.

Income Tax Withholding

The IRS requires us to withhold income taxes from any portion of the amounts individuals receive in a taxable transaction. We do not withhold income taxes if you elect in writing not to have withholding apply. If the amount withheld for you is insufficient to cover income taxes, you will have to pay income taxes and possibly penalties later.

Policy Transfers

The transfer of the policy or designation of a beneficiary may have federal, state and/or local transfer and inheritance tax consequences, including the imposition of gift, estate and generation-skipping transfer taxes. The individual situation of each policy owner or beneficiary will determine the extent, if any, to which federal, state and local transfer and inheritance taxes may be imposed and how ownership or receipt of policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation skipping and other taxes.

You should consult qualified legal or tax advisers for complete information on federal, state, local and other tax considerations.

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ADDITIONAL INFORMATION
General Policy Provisions
Your Policy
The policy is a contract between you and us and is the combination of:
Your policy; A copy of your original application and applications for benefit increases or decreases; Your riders; Your endorsements; Your policy schedule pages; and Your reinstatement applications.

If you make a change to your coverage, we give you a copy of your changed application and new policy schedules. If you send your policy to us, we attach these items to your policy and return it to you. Otherwise, you need to attach them to your policy.

Unless there is fraud, we consider all statements made in an application to be representations and not guarantees. We use no statement to deny a claim, unless it is in an application.
A president or other officer of our company and our secretary or assistant secretary must sign all changes or amendments to your policy. No other person may change its terms or conditions.
Age

We issue your policy at the insured person's age (stated in your policy schedule) based on the nearest birthday to the policy date. On the policy date, the insured person can generally be no more than age 85.

We often use age to calculate rates, charges and values. We determine the insured person's age at a given time by adding the number of completed policy years to the age calculated at issue and shown in the schedule.

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Ownership

The original owner is the person named as the owner in the policy application. The owner can exercise all rights and receive benefits during the life of the insured person. These rights include the right to change the owner, beneficiaries or the method designated to pay death benefit proceeds.

As a matter of law, all rights of ownership are limited by the rights of any person who has been assigned rights under the policy and any irrevocable beneficiaries.

You may name a new owner by giving us written notice. The effective date of the change to the new owner is the date the prior owner signs the notice. However, we will not be liable for any action we take before a change is recorded at our customer service center. A change in ownership may cause the prior owner to recognize taxable income on gain under the policy.

Beneficiaries

You, as owner, name the beneficiaries when you apply for your policy. The primary beneficiaries who survive the insured person receive the death benefit proceeds. Other surviving beneficiaries receive death benefit proceeds only if there are no surviving primary beneficiaries. If more than one beneficiary survives the insured person, they share the death benefit proceeds equally, unless you specify otherwise. If none of your policy beneficiaries has survived the insured person, we pay the death benefit proceeds to you or to your estate, as owner.

You may name new beneficiaries during the insured person's lifetime. We pay death benefit proceeds to the beneficiaries whom you have most recently named according to our records. We do not make payments to multiple sets of beneficiaries. The designation of certain beneficiaries may have tax consequences. See TAX CONSIDERATIONS - Other Tax Matters, page 46.

Collateral Assignment

You may assign your policy by sending written notice to us. After we record the assignment, your rights as owner and the beneficiaries' rights (unless the beneficiaries were made irrevocable beneficiaries under an earlier assignment) are subject to the assignment. It is your responsibility to make sure the assignment is valid. The transfer or assignment of a policy may have tax consequences. See TAX CONSIDERATIONS - Other Tax Matters, page 46.

Incontestability

After your policy has been in force and the insured person is alive for two years from the policy date and from the effective date of any new coverage segment, an increase in any other benefit or reinstatement, we will not question the validity of statements in your applicable application.

Misstatements of Age or Gender

Notwithstanding the Incontestability provision above, if the insured person's age or gender has been misstated, we adjust the death benefit to the amount which would have been purchased for the insured person's correct age and gender. We base the adjusted death benefit on the cost of insurance charges deducted from your policy value on the last monthly processing date before the insured person's death, or as otherwise required by law.

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If unisex cost of insurance rates apply, we do not make any adjustments for a misstatement of gender.
Suicide
If the insured person commits suicide (while sane or insane), within two years of your policy date, unless otherwise required by law, we limit death benefit proceeds to:
The total premium we receive to the time of death; minus Outstanding loan account value plus accrued loan interest; minus Partial withdrawals taken.

We make a limited payment to the beneficiaries for a new coverage segment or other increase if the insured person commits suicide (while sane or insane), within two years of the effective date of a new coverage segment or within two years of an increase in any other benefit, unless otherwise required by law. The limited payment is equal to the cost of insurance and periodic fees and charges which were deducted for the increase.

Anti-Money Laundering

In order to protect against the possible misuse of our products in money laundering or terrorist financing, we have adopted an anti-money laundering program satisfying the requirements of the USA PATRIOT Act. Among other things, this program requires us, our agents and customers to comply with certain procedures and standards that serve to assure that our customers' identities are properly verified and that premiums are not derived from improper sources.

Under our anti-money laundering program, we may require policy owners, insured persons and/or beneficiaries to provide sufficient evidence of identification, and we reserve the right to verify any information provided to us by accessing information databases maintained internally or by outside firms.

We may also refuse to accept certain forms of premium payments or loan repayments (travelers cheques, for example) or restrict the amount of certain forms of premium payments or loan repayments (money orders totaling more than $5,000, for example). In addition, we may require information as to why a particular form of payment was used (third party checks, for example) and the source of the funds of such payment in order to determine whether or not we will accept it. Use of an unacceptable form of payment may result in your policy entering a 61-day grace period during which you must make a sufficient payment, in an acceptable form, to keep your policy from lapsing. See Premium Payments - Premium Payments Affect Your Coverage, Page 18.

Our anti-money laundering program is subject to change without notice to take account of changes applicable in laws or regulations and our ongoing assessment of our exposure to illegal activity.
Transaction Processing
Generally, within seven days of when we receive all information required to process a payment, we pay:
Death benefit proceeds; Surrender value; Partial withdrawals; and Loan proceeds.

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We may delay processing these transactions if:
  The New York Stock Exchange is closed for trading;
  Trading on the New York Stock Exchange is restricted by the SEC;
  There is an emergency so that it is not reasonably possible to sell securities in the sub-accounts or to determine the value of a sub-account's assets; and
  A governmental body with jurisdiction over the variable account allows suspension by its order.

SEC rules and regulations generally determine whether or not these conditions exist.
We execute transfers among the sub-accounts as of the valuation date of our receipt of your request at our customer service center.
We determine the death benefit as of the date of the insured person's death. The death benefit proceeds are not affected by subsequent changes in the value of the sub-accounts.

We may delay payment from our fixed account for up to six months, unless law requires otherwise, of surrender proceeds, withdrawal amounts or loan amounts. If we delay payment more than 30 days, we pay interest at our declared rate (or at a higher rate if required by law) from the date we receive your complete request.

Notification and Claims Procedures
Except for certain authorized telephone requests, we must receive in writing any election, designation, change, assignment or request made by the owner.

You must use a form acceptable to us. We are not liable for actions taken before we receive and record the written notice. We may require you to return your policy for changes to your policy or if you surrender it.

If the insured person dies while your policy is in force, please let us know as soon as possible. We will send you instructions on how to make a claim. As proof of the insured person's death, we may require proof of the deceased insured person's age and a certified copy of the death certificate.

The beneficiaries and the deceased insured person's next of kin may need to sign authorization forms. These forms allow us to get information such as medical records of doctors and hospitals used by the deceased insured person.

Telephone Privileges

Telephone privileges are automatically provided to you and your agent/registered representative, unless you decline it on the application or contact our customer service center. Telephone privileges allow you or your agent/registered representative to call our customer service center to:

Make transfers; Change premium allocations; Change your dollar cost averaging and automatic rebalancing programs; Request partial withdrawals; and Request a loan.

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Our customer service center uses reasonable procedures to make sure that instructions received by telephone are genuine. These procedures may include:
Requiring some form of personal identification; Providing written confirmation of any transactions; and Tape recording telephone calls.

By accepting telephone privileges, you authorize us to record your telephone calls with us. If we use reasonable procedures to confirm instructions, we are not liable for losses from unauthorized or fraudulent instructions. We may discontinue this privilege at any time.

Telephone and facsimile privileges may not always be available. Telephone or fax systems, whether yours, your service provider's or your agent's, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay our receipt of your request. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your transfer request by written request.

Non-participation
Your policy does not participate in the surplus earnings of Southland Life Insurance Company.
Advertising Practices and Sales Literature
We may use advertisements and sales literature to promote this product, including:
  Articles on variable life insurance and other information published in business or financial publications;
  Indices or rankings of investment securities; and
  Comparisons with other investment vehicles, including tax considerations.

We may use information regarding the past performance of the sub-accounts and funds. Past performance is not indicative of future performance of the sub-accounts or funds and is not reflective of the actual investment experience of policy owners.

We may feature certain sub-accounts, the underlying funds and their managers, as well as describe asset levels and sales volumes. We may refer to past, current, or prospective economic trends, and, investment performance or other information we believe may be of interest to our customers.

Settlement Options

You may elect to take the surrender value in other than one lump-sum payment. Likewise, you may elect to have the beneficiaries receive the death benefit proceeds other than in one lump-sum payment, if you make this election during the insured person's lifetime. If you have not made this election, the beneficiaries may do so within 60 days after we receive proof of the insured person's death.

The investment performance of the sub-accounts does not affect payments under these settlement options. Instead, interest accrues at a fixed rate based on the option you choose. Payment options are subject to our rules at the time you make your selection. Currently, a periodic payment must be at least $20 and the total proceeds must be at least $2,000.

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The following settlement options are available:
  Option 1 - The proceeds and interest are paid in equal installments for a specified period until the proceeds and interest are all paid;
  Option 2 - The proceeds provide an annuity payment with a specified number of months. The payments are continued for the life of the primary payee. If the primary payee dies before the certain period is over, the remaining payments are paid to a contingent payee;
  Option 3 - The proceeds are left with us to earn interest. Withdrawals and any changes are subject to our approval;
  Option 4 - The proceeds and interest are paid in equal installments of a specified amount until the proceeds and interest are all paid; and
  Option 5 - Other options we offer at the time we pay the benefit.

If none of these settlement options have been elected, your surrender value or the death benefit proceeds will be paid in one lump-sum payment. Unless you request otherwise, death benefit proceeds generally will be paid into an interest bearing account which can be accessed through the use of a checking account provided to the beneficiaries. Interest earned on this account may be less than interest paid on other settlement options.

Reports

Annual Statement. We will send you an annual statement once each policy year showing the amount of insurance coverage under your policy as well as your policy's death benefit, policy and surrender values, the amount of premiums you have paid, the amounts you have withdrawn, borrowed or transferred and the fees and charges we have imposed since the last statement.

We send semi-annual reports with financial information on the funds, including a list of investment holdings of each fund.

We send confirmation notices to you throughout the year for certain policy transactions such as transfers between investment options, partial withdrawals and loans. You are responsible for reviewing the confirmation notices to verify that the transactions are being made as requested.

Illustrations. To help you better understand how your policy values will vary over time under different sets of assumptions, we will provide you with a personalized illustration projecting future results based on the age and risk classification of the insured person and other factors such as the amount of insurance coverage, death benefit option, planned premiums and rates of return (within limits) you specify. We may assess a charge not to exceed $25 for each illustration you request after the first in a policy year. See Transaction Fees and Charges - Excess Illustration Fee, page 21.

54 - Market Dimensions

Other Reports. We will mail to you at your last known address of record at least annually a report containing such information as may be required by any applicable law. To reduce expenses, only one copy of most financial reports and prospectuses, including reports and prospectuses for the funds, will be mailed to your household, even if you or other persons in your household have more than one policy issued by us or an affiliate. Call our customer service center toll-free at 1-877-886-5050 if you need additional copies of financial reports, prospectuses, historical account information or annual or semi-annual reports or if you would like to receive one copy for each policy in all future mailings.

Legal Proceedings
We are not aware of any pending legal proceedings which involve the variable account as a party.

We are, or may be in the future, a defendant in various legal proceedings in connection with the normal conduct of our insurance operations. Some of these cases may seek class action status and may include a demand for punitive damages as well as for compensatory damages. In the opinion of management, the ultimate resolution of any existing legal proceeding is not likely to have a material adverse effect on our ability to meet our obligations under the policy.

ING America Equities, Inc., the principal underwriter and distributor of the policy, is not involved in any legal proceeding which, in the opinion of management, is likely to have a material adverse effect on its ability to distribute the policy.

Financial Statements

Financial statements of the variable account and the company are contained in the Statement of Additional Information. To request a free Statement of Additional Information, please contact our Customer Service Center at the address or telephone number on the back of this prospectus.

Market Dimensions - 55

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56 - Market Dimensions

APPENDIX A

Definition of Life Insurance Factors

Guideline Premium Test Factors

Attained Age	Factor	Attained Age	Factor	Attained Age	Factor	Attained Age	Factor	Attained Age	Factor
0-40	2.50	48	1.97	56	1.46	64	1.22	72	1.11
41	2.43	49	1.91	57	1.42	65	1.20	73	1.09
42	2.36	50	1.85	58	1.38	66	1.19	74	1.07
43	2.29	51	1.78	59	1.34	67	1.18	75 - 90	1.05
44	2.22	52	1.71	60	1.30	68	1.17	91	1.04
45	2.15	53	1.64	61	1.28	69	1.16	92	1.03
46	2.09	54	1.57	62	1.26	70	1.15	93	1.02
47	2.03	55	1.50	63	1.24	71	1.13	94	1.01
								95 +	1.00

A-1

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APPENDIX B

Funds Available Through the Variable Account

The following chart lists the funds, the investment advisers and subadvisers to the funds, summary information regarding the investment objective and the total annual expenses of each fund. More detailed information about the funds can be found in the current prospectus and Statement of Additional Information for each fund.

There is no assurance that the stated objectives and policies of any of the funds will be achieved. Shares of the funds will rise and fall in value and you could lose money by investing in the funds. Shares of the funds are not bank deposits and are not guaranteed, endorsed or insured by any financial institution, the Federal Deposit Insurance Corporation or any other government agency. Except as noted, all funds are diversified, as defined under the 1940 Act.

The expense information regarding the funds was provided by the funds.

We may receive compensation from each of the funds or the funds' affiliates based on an annual percentage of the average net assets held in that fund by the Company. The percentage paid may vary from one fund company to another. For certain funds, some of this compensation may be paid out of service fees that are deducted from fund assets. Any such fees deducted from fund assets are disclosed in the fund prospectuses. We may also receive additional compensation from certain funds for administrative, recordkeeping or other services provided by us to the funds or the funds' affiliates. These additional payments are made by the funds or the funds' affiliates to the Company and do not increase, directly or indirectly, the expenses shown below.

Fund Name	Investment Adviser/Subadviser	Investment Objective	Total Annual Fund Expenses
Alger American Growth Portfolio - Class O Shares	Investment Adviser: Fred Alger Management, Inc.

Seeks long-term capital appreciation by focusing on growing companies that generally have broad product lines, markets, financial resources and depth of management. Under normal circumstances, the portfolio invests primarily in the equity securities of large companies. The portfolio considers a large company to have a market capitalization of $1 billion or greater.

Gross: 0.85% Net: 0.85%
Alger American Leveraged AllCap Portfolio - Class O Shares	Investment Adviser: Fred Alger Management, Inc.

Seeks long-term capital appreciation by investing, under normal circumstances, in the equity securities of companies of any size which demonstrate promising growth potential. The portfolio can leverage, that is, borrow money, up to one-third of its total assets to buy additional securities. By borrowing money, the portfolio has the potential to increase its returns if the increase in the value of the securities purchased exceeds the cost of borrowing, including interest paid on the money borrowed.

Gross: 0.96% Net: 0.96%

Fund Name	Investment Adviser/Subadviser	Investment Objective	Total Annual Fund Expenses
Alger American MidCap Growth Portfolio - Class O Shares	Investment Adviser: Fred Alger Management, Inc.

Seeks long-term capital appreciation by focusing on midsize companies with promising growth potential. Under normal circumstances, the portfolio invests primarily in the equity securities of companies having a market capitalization within the range of companies in the S&P® MidCap 400 Index.

Gross: 0.93% Net: 0.93%
Alger American Small Capitalization Portfolio - Class O Shares	Investment Adviser: Fred Alger Management, Inc.

Seeks long-term capital appreciation by focusing on small, fast-growing companies that offer innovative products, services or technologies to a rapidly expanding marketplace. Under normal circumstances, the portfolio invests primarily in the equity securities of small capitalization companies. A small capitalization company is one that has a market capitalization within the range of the Russell 2000 Growth Index or the S&P® SmallCap 600 Index.

Gross: 0.97% Net: 0.97%
American Funds Insurance Series - Growth Fund - Class 2	Investment Manager: Capital Research and Management Company	Seeks growth of capital by investing primarily in U.S. common stocks.	Gross: 0.63% Net: 0.63%
American Funds Insurance Series - Growth Income Fund - Class 2	Investment Manager: Capital Research and Management Company	Seeks capital growth and income over time by investing primarily in U.S. common stocks and other securities that appear to offer potential for capital appreciation and/or dividends.	Gross: 0.60% Net: 0.60%
American Funds Insurance Series - International Fund - Class 2	Investment Manager: Capital Research and Management Company	Seeks growth of capital over time by investing primarily in common stocks of companies based outside the United States.	Gross: 0.86% Net: 0.86%
Fidelity® VIP Asset Manager SM Portfolio - Service Class	Investment Adviser: Fidelity Management & Research Company

Seeks to obtain high total return with reduced risk over the long term by allocating its assets among stocks, bonds and short-term instruments. Assets are allocated among stocks, bonds, and short-term and money market instruments, maintaining an expected neutral mix over time of 50% of assets in stocks, 40% of assets in bonds, and 10% of assets in short-term and money market instruments.

Gross: 0.74% Net: 0.74%
Fidelity® VIP Contrafund® Portfolio - Service Class	Investment Adviser: Fidelity Management & Research Company	Seeks long-term capital appreciation. Normally invests primarily in common stocks of companies whose value the Portfolio's investment adviser believes is not fully recognized by the public.	Gross: 0.78% Net: 0.78%

Fund Name	Investment Adviser/Subadviser	Investment Objective	Total Annual Fund Expenses
Fidelity® VIP Equity-Income Portfolio - Service Class	Investment Adviser: Fidelity Management & Research Company

Seeks reasonable income. Also considers the potential for capital appreciation. Seeks to achieve a yield which exceeds the composite yield on the securities comprising the Standard & Poor's 500 Index. Normally invests at least 80% of total assets in income-producing equity securities (which tends to lead to investments in large cap "value" stocks).

Gross: 0.67% Net: 0.67%
Fidelity® VIP Growth Portfolio - Service Class	Investment Adviser: Fidelity Management & Research Company	Seeks to achieve capital appreciation. Normally invests primarily in common stocks of companies the investment adviser believes have above-average growth potential (often called "growth" stocks).	Gross: 0.77% Net: 0.77%
Fidelity® VIP High Income Portfolio - Service Class	Investment Adviser: Fidelity Management & Research Company

Seeks a high level of current income while also considering growth of capital. Normally invests primarily in income-producing debt securities, preferred stocks and convertible securities, with an emphasis on lower-quality debt securities.

Gross:0.80% Net: 0.80%
Fidelity® VIP Index 500 Portfolio - Initial Class [1]	Investment Adviser: Fidelity Management & Research Company Sub-Adviser: Deutsche Asset Management, Inc.

Seeks investment results that correspond to the total return of common stocks publicly traded in the United States, as represented by the Standard & Poor's 500 Index (S&P 500). Normally invests at least 80% of assets in common stocks included in the S&P 500.

Gross: 0.33% Net: 0.33%
Fidelity® VIP Investment Grade Bond Portfolio - Initial Class	Investment Adviser: Fidelity Management & Research Company

Seeks as high a level of current income as is consistent with the preservation of capital. Normally invests at least 80% of assets in investment-grade debt securities of all types and repurchase agreements for those securities.

Gross: 0.54% Net: 0.54%
Fidelity® VIP Overseas Portfolio - Service Class	Investment Adviser: Fidelity Management & Research Company	Seeks long-term growth of capital. Normally invests at least 80% of assets in non-U.S. securities, primarily in common stocks.	Gross: 1.00% Net: 1.00%
ING Hard Assets Portfolio - Institutional Class 2,3	Investment Adviser: Directed Services, Inc. Subadviser: Baring International Investment Limited	A nondiversified Portfolio that seeks long-term capital appreciation.	Gross: 0.69% Net: 0.69%
ING Limited Maturity Bond Portfolio - Service Class [2,4]	Investment Adviser: Directed Services, Inc. Subadviser: ING Investment Management, LLC

Seeks highest current income consistent with low risk to principal and liquidity. Secondarily seeks to enhance total return when market factors indicate capital appreciation may be available without significant risk to principal.

Gross: 0.53% Net: 0.53%

Fund Name	Investment Adviser/Subadviser	Investment Objective	Total Annual Fund Expenses
ING Liquid Asset Portfolio - Service Class [2,4]	Investment Adviser: Directed Services, Inc. Subadviser: ING Investment Management, LLC	Seeks high level of current income consistent with the preservation of capital and liquidity.	Gross: 0.53% Net: 0.53%
ING Marsico Growth Portfolio - Institutional Class [2,3,5]	Investment Adviser: Directed Services, Inc. Subadviser: Marsico Capital Management, LLC	Seeks capital appreciation.	Gross: 0.79% Net: 0.79%
ING MFS Mid Cap Growth Portfolio - Institutional Class [2,3,5,6,7]	Investment Adviser: Directed Services, Inc. Subadviser: Massachusetts Financial Services Company	A nondiversified Portfolio that seeks long-term growth of capital.	Gross: 0.66% Net: 0.66%
ING MFS Research Portfolio - Institutional Class [2,3,5,6,7]	Investment Adviser: Directed Services, Inc. Subadviser: Massachusetts Financial Services Company	Seeks long-term growth of capital and future income.	Gross: 0.66% Net: 0.66%
ING MFS Total Return Portfolio - Institutional Class [2,3,5,6,7]	Investment Adviser: Directed Services, Inc. Subadviser: Massachusetts Financial Services Company

Seeks above-average income (compared to a portfolio entirely invested in equity securities) consistent with the prudent employment of capital. Secondarily seeks reasonable opportunity for growth of capital and income.

Gross: 0.66% Net: 0.66%
ING Salomon Brothers Investors Portfolio - Institutional Class [2,3]	Investment Adviser: Directed Services, Inc. Subadviser: Salomon Brothers Asset Management Inc.	Seeks long-term growth of capital. Secondarily seeks current income.	Gross: 0.76% Net: 0.76%
ING T. Rowe Price Capital Appreciation Portfolio - Institutional Class [2,3,5,6]	Investment Adviser: Directed Services, Inc. Subadviser: T. Rowe Price Associates, Inc.	Seeks, over the long-term, a high total investment return, consistent with the preservation of capital and prudent investment risk.	Gross: 0.70% Net: 0.70%
ING T. Rowe Price Equity Income Portfolio - Institutional Class [2,3,5]	Investment Adviser: Directed Services, Inc. Subadviser: T. Rowe Price Associates, Inc.	Seeks substantial dividend income as well as long-term growth of capital.	Gross: 0.70% Net: 0.70%
ING UBS Tactical Asset Allocation Portfolio - Initial Class	Investment Adviser: ING Life Insurance and Annuity Company Subadviser: UBS Global Asset Management (US) Inc.

Seeks total return, consisting of long-term capital appreciation and current income. Allocates assets between a stock portion designed to track the performance of the Standard & Poor's 500 Composite Stock Price Index (S&P 500) and a fixed income portion that consists of either five-year U.S. Treasury notes or U.S. Treasury bills with remaining maturities of 30 days.

Gross: 1.10% Net: 1.10%

Fund Name	Investment Adviser/Subadviser	Investment Objective	Total Annual Fund Expenses
ING Van Kampen Comstock Portfolio - Initial Class [8]	Investment Adviser: ING Life Insurance and Annuity Company Subadviser: Van Kampen	Seeks capital growth and income. Invests in a portfolio of equity securities, including common stocks, preferred stocks and securities convertible into common and preferred stocks.	Gross: 0.95% Net: 0.95%
ING Van Kampen Real Estate Portfolio - Institutional Class [2,3]	Investment Adviser: Directed Services, Inc. Subadviser: Van Kampen	A nondiversified Portfolio that seeks capital appreciation. Secondarily seeks current income.	Gross: 0.70% Net: 0.70%
ING JP Morgan Mid Cap Value Portfolio - Initial Class [8]	Investment Adviser: ING Life Insurance and Annuity Company Subadviser: Robert Fleming, Inc., a subsidiary of J.P. Morgan Chase & Co.

Seeks growth from capital appreciation. A nondiversified Portfolio that invests primarily (at least 80% of net assets under normal circumstances) in a broad portfolio of common stocks of companies with market capitalizations of $1 billion to $20 billion at the time of purchase that the subadviser believes to be undervalued.

Gross: 1.10% Net: 1.10%
ING PIMCO Total Return Portfolio - Initial Class [8]	Investment Adviser: ING Life Insurance and Annuity Company Subadviser: Pacific Investment Management Company LLC

Seeks maximum total return, consistent with capital preservation and prudent investment management. Invests under normal circumstances at least 65% of net assets plus borrowings for investment purposes in a diversified portfolio of fixed income instruments of varying maturities. Invests primarily in investment grade debt securities, but may invest up to 10% of its assets in high yield securities ("junk bonds") rated B or higher by Moody's or S&P, or, if unrated, determined by the subadviser to be of comparable quality.

Gross: 0.85% Net: 0.85%
ING Salomon Brothers Aggressive Growth Portfolio (formerly, ING MFS Emerging Equities Portfolio) - Initial Class	Investment Adviser: ING Life Insurance and Annuity Company Subadviser: Salomon Brothers Asset Management Inc.

Seeks long-term growth of capital. Invests primarily (at least 80% of net assets under normal circumstances) in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts, of emerging growth companies.

Gross: 0.82% Net: 0.82%
ING VP Bond Portfolio - Class R [9]	Investment Adviser: ING Investments, LLC Subadviser: Aeltus Investment Management, Inc.

Seeks to maximize total return as is consistent with reasonable risk, through investment in a diversified portfolio consisting of debt securities. Under normal market conditions, invests at least 80% of net assets in high-grade corporate bonds, mortgage-related and other asset-backed securities, and securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. The Portfolio may invest up to 15% of total assets in high-yield instruments and up to 25% of total assets in foreign debt securities.

Gross: 0.49% Net: 0.49%

Fund Name	Investment Adviser/Subadviser	Investment Objective	Total Annual Fund Expenses
ING VP Index Plus LargeCap Portfolio - Class R [9]	Investment Adviser: ING Investments, LLC Subadviser: Aeltus Investment Management, Inc.

Seeks to outperform the total return performance of the Standard & Poor's 500 Composite Index (S&P 500), while maintaining a market level of risk. Invests at least 80% of net assets in stocks included in the S&P 500. The subadviser's objective is to overweight those stocks in the S&P 500 that they believe will outperform the index and underweight or avoid those stocks in the S&P 500 that they believe will underperform the index.

Gross: 0.45% Net: 0.45%
ING VP Index Plus MidCap Portfolio - Class R [9]	Investment Adviser: ING Investments, LLC Subadviser: Aeltus Investment Management, Inc.

Seeks to outperform the total return performance of the Standard & Poor's MidCap 400 Index (S&P 400), while maintaining a market level of risk. Invests at least 80% of net assets in stocks included in the S&P 400. The subadviser's objective is to overweight those stocks in the S&P 400 that they believe will outperform the index and underweight or avoid those stocks in the S&P 400 that they believe will underperform the index.

Gross: 0.53% Net: 0.53%
ING VP Index Plus SmallCap Portfolio - Class R [9,10]	Investment Adviser: ING Investments, LLC Subadviser: Aeltus Investment Management, Inc.

Seeks to outperform the total return performance of the Standard and Poor's SmallCap 600 Index (S&P 600), while maintaining a market level of risk. Invests at least 80% of net assets in stocks included in the S&P 600. The subadviser's objective is to overweight those stocks in the S&P 600 that they believe will outperform the index and underweight or avoid those stocks in the S&P 600 that they believe will underperform the index.

Gross: 0.63% Net: 0.60%
ING VP Growth Opportunities Portfolio - Class R [10,11]	Investment Adviser: ING Investments, LLC

Seeks long-term growth of capital. Invests primarily in common stock of U.S. companies that the portfolio managers feel have above average prospects for growth. Under normal market conditions, invests at least 65% of total assets in securities purchased on the basis of the potential for capital appreciation. These securities may be from large-cap, mid-cap or small-cap companies.

Gross: 1.34% Net: 0.90%
ING VP MagnaCap Portfolio - Class R [10,11]	Investment Adviser: ING Investments, LLC

Seeks growth of capital, with dividend income as a secondary consideration. Under normal conditions, invests at least 80% of assets in equity securities that meet the following criteria: attractive valuation characteristics; dividends; and balance sheet strength. Normally, investments are generally in larger companies that are included in the largest 500 U.S. companies as measured by sales, earnings or assets.

Gross: 1.20% Net: 0.90%

Fund Name	Investment Adviser/Subadviser	Investment Objective	Total Annual Fund Expenses
ING VP MidCap Opportunities Portfolio - Class R [10,11]	Investment Adviser: ING Investments, LLC

Seeks long-term capital appreciation. Normally invests at least 80% of assets in the common stocks of mid-sized U.S. companies that the portfolio managers feel have above average prospects for growth. For this Portfolio, mid-size companies are those with market capitalizations that fall within the range of companies in the Standard & Poor's MidCap 400 Index.

Gross: 1.53% Net: 0.90%
ING VP SmallCap Opportunities Portfolio - Class R [10,11]	Investment Adviser: ING Investments, LLC

Seeks long-term capital appreciation. Normally invests at least 80% of assets in the common stock of smaller, lesser-known U.S. companies that are believed to have above average prospects for growth. For this Portfolio, smaller companies are those with market capitalizations that fall within the range of companies in the Russell 2000 Index.

Gross: 1.23% Net: 0.90%
INVESCO VIF-Core Equity Fund (formerly, VIF-Equity Income Fund) [12]	Investment Adviser: INVESCO Funds Group, Inc.

Seeks to provide a high total return through both growth and current income by normally investing at least 80% of its net assets in common and preferred stock. At least 50% of common and preferred stocks which the Fund holds will be dividend-paying. Stocks selected for the Fund generally are expected to produce income and consistent, stable returns. Although the Fund focuses on stocks of larger companies with a history of paying dividends, it also may invest in companies that have not paid regular dividends. The Fund's equity investments are limited to equity securities that can be traded easily in the United States. It may, however, invest in foreign securities in the form of American Depositary Receipts ("ADRs").The Fund will normally invest up to 5% of its assets in debt securities, generally corporate bonds that are rated investment grade at the time of purchase.

Gross: 1.12% Net: 1.12%
INVESCO VIF-Utilities Fund [12,13]	Investment Adviser: INVESCO Funds Group, Inc.

Seeks capital growth. It also seeks current income. The Fund normally invests at least 80% of its net assets in the equity securities and equity-related instruments of companies engaged in utilities-related industries. These include, but are not limited to, companies that produce, generate, transmit, or distribute natural gas or electricity, as well as in companies that provide telecommunications services, including local, long distance and wireless. A portion of the Fund's assets are not required to be invested in the sector.

Gross: 1.18% Net: 1.18%

Fund Name	Investment Adviser/Subadviser	Investment Objective	Total Annual Fund Expenses
Janus Aspen Series Balanced Portfolio - Service Shares [14]	Investment Adviser: Janus Capital

Seeks long-term capital growth, consistent with preservation of capital and balanced by current income. Normally invests 40-60% of its assets in securities selected primarily for their growth potential and 40-60% of its assets in securities selected primarily for their income potential. Will normally invest at least 25% of its assets in fixed-income securities.

Gross: 0.92% Net: 0.92%
Janus Aspen Series Growth Portfolio - Service Shares [14]	Investment Adviser: Janus Capital

Seeks long-term growth of capital in a manner consistent with the preservation of capital. Invests primarily in common stocks selected for their growth potential. Although it can invest in companies of any size, it generally invests in larger, more established companies.

Gross: 0.92% Net: 0.92%
Janus Aspen Series International Growth Portfolio - Service Shares [14]	Investment Adviser: Janus Capital

Seeks long-term growth of capital. Under normal circumstances, invests at least 80% of its net assets in securities of issuers from at least five different countries, excluding the United States. Although the Portfolio intends to invest substantially all of its assets in issuers located outside the United States, it may at times invest in U.S. issuers and, under unusual circumstances, it may at times invest all of its assets in fewer than five countries or even a single country.

Gross: 0.99% Net: 0.99%
Janus Aspen Series Mid Cap Growth Portfolio (formerly, Aggressive Growth Portfolio) - Service Shares [14]	Investment Adviser: Janus Capital

A nondiversified Portfolio that invests, under normal circumstances, at least 80% of its net assets in equity securities of mid-sized companies whose market capitalization falls, at the time of initial purchase, in the 12-month average of the capitalization ranges of the Russell MidCap Growth Index.

Gross: 0.92% Net: 0.92%
Janus Aspen Series Worldwide Growth Portfolio - Service Shares [14]	Investment Adviser: Janus Capital

Seeks long-term growth of capital in a manner consistent with the preservation of capital. Invests primarily in common stocks of companies of any size located throughout the world. Normally invests in issuers from at least five different countries, including the United States. May at times invest in fewer than five countries or even in a single country.

Gross: 0.95% Net: 0.95%
Pioneer Mid Cap Value VCT Portfolio - Class I Shares [15]	Investment Adviser: Pioneer Investment Management, Inc.

Seeks capital appreciation by investing in a diversified portfolio of securities consisting primarily of common stocks. Normally, invests at least 80% of total assets in equity securities of mid-size companies, that is, companies with market values within the range of market values of companies included in the Russell Midcap® Value Index.

Gross: 0.80% Net: 0.80%

Fund Name	Investment Adviser/Subadviser	Investment Objective	Total Annual Fund Expenses
Pioneer Small Cap Value VCT Portfolio - Class I Shares [15]	Investment Adviser: Pioneer Investment Management, Inc.

Seeks capital growth by investing in a diversified portfolio of securities consisting primarily of common stocks. Normally, invests at least 80% of total assets in equity securities of small companies, that is, companies with market values within the range of market values of issuers included in the Russell 2000® Value Index.

Gross: 2.76% Net: 1.25%
Putnam VT Growth and Income Fund - Class IB Shares	Investment Adviser: Putnam Investment Management, LLC

Seeks capital growth and current income. The fund pursues its goal by investing mainly in common stocks of U.S. companies, with a focus on value stocks that offer the potential for capital growth, current income or both.

Gross: 0.77% Net: 0.77%
Putnam VT New Opportunities Fund - Class IB Shares	Investment Adviser: Putnam Investment Management, LLC

Seeks long-term capital appreciation. The fund pursues its goal by investing mainly in common stocks of U.S. companies, with a focus on growth stocks in sectors of the economy that Putnam Management believes have high growth potential.

Gross: 0.88% Net: 0.88%
Putnam VT Small Cap Value Fund - Class IB Shares	Investment Adviser: Putnam Investment Management, LLC

Seeks capital appreciation. The fund pursues its goal by investing mainly in common stocks of U.S. companies, with a focus on value stocks. Under normal circumstances, the fund invests at least 80% of its net assets in small companies of a size similar to those in the Russell 2000 Value Index.

Gross: 1.17% Net: 1.17%
Putnam VT Voyager Fund - Class IB Shares	Investment Adviser: Putnam Investment Management, LLC	Seeks capital appreciation. The fund seeks its goal by investing mainly in common stocks of U.S. companies, with a focus on growth stocks.	Gross: 0.85% Net: 0.85%

[1]

The fund's manager has voluntarily agreed to reimburse the class to the extent that total operating expenses (excluding interest, taxes, certain securities lending costs, brokerage commissions and extraordinary expenses) exceed 0.28%. This arrangement can be discontinued by the fund's manager at any time.

[2]

The Management Agreement between the Trust and its Manager, DSI ("Manager"), provides for a "bundled fee" arrangement, under which the Manager provides, in addition to advisory services, administrative and other services necessary for the ordinary operation of the Portfolios, and pays for the services and information necessary to the proper conduct of the Portfolios' business, including custodial, administrative, transfer agency, portfolio accounting, auditing, and ordinary legal services, in return for the single management fee. Therefore, the ordinary operating expenses borne by the Portfolios are normally expected to include such expenses as the cost of the Trustees who are not "interested persons" of the Manager, including the cost of the Trustees and Officers Errors and Omissions Liability Insurance coverage, any taxes paid by the Portfolios, expenses paid through the 12b-1 plan and service agreement, interest expenses from any borrowing, and similar expenses, and are normally expected to be low compared to mutual funds with more conventional expense structures. The Portfolios would also bear any extraordinary expenses.

[3]

The operating expenses for shares of each Portfolio are shown as a ratio of expenses to average daily net assets and are estimated because the class did not have full calendar year of operations. These estimates are based on each Portfolio's actual operating expenses for its most recently completed fiscal year.

[4]

The estimated operating expenses for shares of each Portfolio are shown as a ratio of expenses to average daily net assets. These estimates, unless otherwise noted, are based on each Portfolio's actual operating expenses for its most recently completed fiscal year.

[5]

A portion of the brokerage commissions that the Marsico Growth, MFS Mid Cap Growth, MFS Research, MFS Total Return, T. Rowe Price Capital Appreciation and T. Rowe Price Equity Income Portfolios pay is used to reduce each Portfolio's expenses. Including these reductions and MFS management fee waiver, the "Total Net Annual Fund Expenses" for each Portfolio for the year ended December 31, 2002 would have been 0.72%, 0.59%, 0.59%, 0.64%, 0.69%, 0.68%, respectively. This arrangement may be discontinued at any time.

[6]

Prior to May 1, 2003 the Service Class of shares of this fund were available through the policy. Effective May 1, 2003 the Institutional Class of fund shares replaced the Service Class of fund shares. Institutional Class shares have 0.25% lower total fund expenses than the Service Class shares, and the effect of this transaction is to give policy owners an investment in the same fund managed by the same investment adviser at a lower cost.

[7]

Directed Services, Inc. ("DSI") has voluntarily agreed to waive a portion of its management fee for the MFS Mid Cap Growth, MFS Research and MFS Total Return Portfolios. Including these waivers, the "Total Net Annual Fund Expenses" for each Portfolio for the year ended December 31,2002, would have been 0.65%, 0.65% and 0.65%, respectively. This arrangement may be discontinued by DSI at any time.

[8]	The fees and expenses shown in the above table are based on estimated expenses for the current fiscal year.

[9]

Effective March 1, 2002, ING Investments, LLC, the investment adviser to each Portfolio, entered into written expense limitation agreements with each Portfolio (except Bond) under which it will limit expenses of the Portfolios, excluding interest, brokerage and extraordinary expenses, subject to possible recoupment by the investment adviser within three years. For each Portfolio, the expense limits will continue through at least December 31, 2003. The expense limitation agreements are contractual.

[10]

The expenses shown are based on the estimated operating expenses for each Portfolio as a ratio of expenses to average daily net assets. These estimates are based on each Portfolio's actual operating expenses for its most recently completed fiscal year and fee waivers to which the Portfolio's adviser has agreed for each Portfolio.

[11]

ING Funds Services, LLC receives an annual administration fee equal to 0.10% of average daily net assets. This amount is included in the expenses shown. ING Investments, LLC has entered into written expense limitation agreements with each Portfolio under which it will limit expenses of the Portfolio, excluding interest, taxes, brokerage and extraordinary expenses, subject to possible recoupment by ING Investments, LLC within three years. The expense limits will continue through at least December 31, 2003.

[12]	The Total Annual Fund Expenses were lower than the figure shown because their custodian fees were reduced under an expense offset arrangement.

[13]

Certain expenses of the Fund were absorbed voluntarily by INVESCO pursuant to a commitment between the Funds and INVESCO. Including the expenses absorbed under this commitment, the Total Net Annual Fund Expenses for the INVESCO VIF - Small Company Growth Fund, Total Return Fund and Utilities Fund would have been 1.25%, 1.15% and 1.15%, respectively. This commitment may be changed at anytime following consultation with the board of directors.

[14]

Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted by the National Association of Securities Dealers, Inc. All expenses are shown without the effect of any expense offset arrangements.

[15]

The Total Net Annual Fund Expenses in the table above reflect the contractual expense limitation in effect through December 31, 2003 under which Pioneer has agreed not to impose all or a portion of its management fee and if necessary, to limit other ordinary operating expenses to the extent required to reduce Class I expenses to 1.25% of the average daily net assets attributable to Class I shares.

[This page intentionally left blank.]

MORE INFORMATION IS AVAILABLE

If you would like more information about us, the variable account or the policy, the following documents are available free upon request:

  Statement of Additional Information ("SAI") - The SAI contains more specific information about the variable account and the policy, as well as the financial statements of the variable account and the company. The SAI is incorporated by reference into (made legally part of) this prospectus. The following is the Table of Contents for the SAI:

  A personalized illustration of policy benefits - A personalized illustration can help you understand how the policy works, given the policy's fees and charges along with the investment options, features and benefits and optional benefits you select. A personalized illustration can also help you compare the policy's death benefits, policy value and surrender value with other life insurance policies based on the same or similar assumptions. We reserve the right to assess a fee of up to $25 for each personalized illustration you request after the first each policy year. See Transaction Fees and Charges - Excess Illustration Fee, page 21.

To request a free SAI or personalized illustration of policy benefits or to make other inquiries about the policy, please contact us at our:

Customer Service Center
P.O. Box 173789
Denver, CO 80217-3789
1-877-253-5050

Additional information about us, the variable account or the policy (including the SAI) can be reviewed and copied from the SEC's Internet website (www.sec.gov) or at the SEC's Public Reference Room in Washington, DC. Copies of this additional information may also be obtained, upon payment of a duplicating fee, by writing the SEC's Public Reference Room at 450 Fifth Street, NW, Washington, DC 20549-0102. More information about operation of the SEC's Public Reference Room can be obtained by calling 202-942-8090.

1940 Act File No. 811-09106
1933 Act file No. 333-49880

PART B
INFORMATION REQUIRED IN A STATEMENT OF ADDITIONAL INFORMATION

SOUTHLAND SEPARATE ACCOUNT L1 OF SOUTHLAND LIFE INSURANCE COMPANY
Statement of Additional Information dated May 1, 2003
MARKET DIMENSIONS Variable Universal Life Insurance Policy

This Statement of Additional Information is not a prospectus and should be read in conjunction with the current Market Dimensions prospectus dated May 1, 2003. The policy offered in connection with the prospectus is a flexible premium variable universal life insurance policy funded through the Southland Separate Account L1.

A free prospectus is available upon request by contacting the Southland Life Insurance Company Customer Service P.O. Box 173789 Denver, CO 80217-3789 by calling 1-877-253-5050 or by accessing the SEC's web site at www.sec.gov.

Read the prospectus before you invest. Unless otherwise indicated, terms used in this Statement of Additional Information shall have the same meaning as in the prospectus.
TABLE OF CONTENTS
Page
General Information and History	2
Distribution of the Policies	2
Performance Reporting and Advertising	3
Experts	8
Financial Statements	8
Financial Statements of Southland Separate Account L1	S-1
Statutory Basis Financial Statements of Southland Life Insurance Company	F-1

GENERAL INFORMATION AND HISTORY

Southland Life Insurance Company (the "company," "we," "us," "our") issues the policy described in the prospectus and is responsible for providing each policy's insurance benefits. We are a stock life insurance company organized in 1908 and incorporated under the laws of the State of Texas and an indirect, wholly-owned subsidiary of ING Groep N.V. ("ING"), a global financial institution active in the fields of insurance, banking and asset management. ING is headquartered in Amsterdam, The Netherlands. We are engaged in the business of issuing insurance policies. Our headquarters is at 5780 Powers Ferry Road, Atlanta, Georgia 30327-4390.

We established the Southland Separate Account L1 (the "variable account") on February 25, 1994, as one of our separate accounts under the laws of the State of Texas for the purpose of funding variable life insurance policies issued by us. The variable account is registered with the Securities and Exchange Commission ("SEC") as a unit investment trust under the Investment Company Act of 1940, as amended. Premium payments may be allocated to one or more of the available sub-accounts of the variable account. Each sub-account invests in shares of a corresponding fund at net asset value. We may make additions to, deletions from or substitutions of available funds as permitted by law and subject to the conditions of the policy.

Other than the policy owner fees and charges described in the prospectus, all expenses incurred in the operations of the variable account are borne by the company. We do, however, receive compensation for certain recordkeeping, administration or other services from the funds or affiliates of the funds available through the policies. See "Fees and Charges" in the prospectus.

The company maintains custody of the assets of the variable account. As custodian, the company holds cash balances for the variable account pending investment in the funds or distribution. The funds in whose shares the assets of the sub-accounts of the variable account are invested each have custodians, as discussed in the respective fund prospectuses.

DISTRIBUTION OF THE POLICIES

The company's affiliate, ING America Equities, Inc., serves as the principal underwriter (distributor) for the policies. ING America Equities, Inc. was organized under the laws of the State of Colorado on September 27, 1993 and is registered as a broker/dealer with the SEC and the National Association of Securities Dealers, Inc. We pay ING America Equities, Inc. under a distribution agreement dated May 1, 2002. ING America Equities, Inc.'s principal office is located at 1290 Broadway, Denver, Colorado 80203-5699.

ING America Equities, Inc. offers the securities under the policies on a continuous basis.
For the years ended December 31, 2002, 2001 and 2000, the aggregate amount paid to ING America Equities under our distribution agreement was $102,239.00; $205,242.00 and $233,764.00, respectively.

We sell our policies through licensed insurance agents who are registered representatives of affiliated and unaffiliated broker/dealers. A description of the manner in which the policies are purchased may be found in the prospectus under the section entitled "Purchasing a Policy."

All broker/dealers who sell this policy have entered into selling agreements with us. Under these selling agreements, we pay a distribution allowance to broker/dealers, who in turn pay commissions to their agents/registered representatives who sell this policy. We may make loans to agents/registered representatives, or advance commissions in anticipation of future receipt of premiums (a form of lending to agents/registered representatives). These loans may have advantageous terms, such as interest rate reduction and/or principal forgiveness, that may be conditioned on insurance sales.

The policy has two structures for the distribution allowance, but the structure does not affect fees or charges on your policy.
Under one structure, the distribution allowance is up to 90% of the first target premium we receive in the first two policy years.

Under the other structure, the distribution allowance is up to 85% of the first target premium we receive in the first two policy years. For premium over target we pay less. A bonus may be paid on aggregate sales.

Broker/dealers receive renewal commissions (trails) of up to 0.25% of the average net policy value in policy years 6 through 10, and at lower rates thereafter.

We pay wholesaler fees and marketing and training allowances. We may provide repayments or make sponsor payments for broker/dealers to use in sales contests for their registered representatives. We do not hold contests directly based on sales of this product. We do hold training programs from time to time at our own expense. We pay dealer concessions, wholesaling fees, other allowances and the costs of all other incentives or training programs from our resources which include sales charges.

PERFORMANCE REPORTING AND ADVERTISING

Information regarding the past, or historical, performance of the sub-accounts of the variable account and the funds available for investment through the sub-accounts of the variable account may appear in advertisements, sales literature or reports to policy owners or prospective purchasers. Such performance information for the sub-accounts will reflect the deduction of all fund fees and charges, including investment management fees, distribution (12b-1) fees and other expenses but will not reflect deductions for any policy fees and charges. If the policy's premium expense, cost of insurance, administrative and mortality and expense risk charges and the other transaction, periodic or optional benefits fees and charges were deducted, the performance shown would be significantly lower.

Performance history of the sub-accounts of the variable account and the corresponding funds is measured by comparing the value at the beginning of the period to the value at the end of the period. Performance is usually calculated for periods of one month, three months, year-to-date, one year, three years, five years, ten years (if the Fund has been in existence for these periods) and since the inception date of the Fund (if the Fund has been in existence for less than ten years). We may provide performance information showing average annual total returns for periods prior to the date a sub-account commenced operation. We will calculate such performance information based on the assumption that the sub-accounts were in existence for the same periods as those indicated for the funds, with the level of charges at the variable account level that were in effect at the inception of the sub-accounts.

Simply stated, average annual total returns show the percent change in values, with dividends and capital gains reinvested, after the deduction of all fund fees and charges, including investment management fees, distribution (12b-1) fees and other expenses. Average annual total returns are calculated according to the following formula:

(ERV + P)1/ n –1 = T
Where:	P = T = n = ERV =	A hypothetical initial payment of $1,000. Average annual total return. Number of years. Ending redeemable value of the hypothetical $1,000 payment made at the beginning of the relevant period.

Unless otherwise noted, the returns represent annualized figures, i.e., they show the rate of growth that would have produced the corresponding cumulative return had performance been constant over the entire period quoted.

Any current yield quotation for a money market fund, subject to Rule 482 of the Securities Act of 1933, will consist of a seven calendar day historical yield, carried at least to the nearest hundredth of a percent. The yield will be calculated by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one accumulation unit at the beginning of the base period, subtracting a hypothetical charge reflecting deductions from contract owner accounts, and dividing the net change in account value by the value of the account at the beginning of the period to obtain a base period return, and multiplying the base period return by (365/7) or (366/7) in a leap year. Actual yields will depend on factors such as the type of instruments in the fund's portfolio, portfolio quality and average maturity, changes in interest rates, and the fund's expenses.

Investment results of the funds will fluctuate over time and any presentation of past performance should not be considered as a representation of what may be achieved in the future.
The following table shows the performance history of the underlying funds available for investment through the sub-accounts of the variable account for the periods indicated.
Average Annual Total Returns as of 3/31/03
Fund Name	1-Mo*	YTD*	1-Yr	3-Yr	5-Yr	10-Yr	Since Fund Inception	Fund Inception Date
Alger American Growth Portfolio - Class O Shares	1.91%	-0.45%	-30.96%	-23.12%	-3.09%	8.91%		1/9/1989
Alger American Leveraged AllCap Portfolio - Class O Shares	2.42%	3.41%	-28.32%	-27.74%	1.25%		13.59%	1/25/1995
Alger American MidCap Growth Portfolio - Class O Shares	2.09%	1.93%	-25.92%	-15.22%	1.64%		12.43%	5/3/1993
Alger American Small Capitalization Portfolio - Class O Shares	0.58%	-0.90%	-26.93%	-29.78%	-10.97%	2.11%		9/21/1988

Average Annual Total Returns as of 3/31/03
Fund Name	1-Mo*	YTD*	1-Yr	3-Yr	5-Yr	10-Yr	Since Fund Inception	Fund Inception Date
American Funds Insurance Series - Growth Fund - Class 2 **
American Funds Insurance Series - Growth Income Fund - Class 2 **
American Funds Insurance Series - International Fund - Class 2 **
Fidelity® VIP Asset Manager SM Portfolio - Service Class	0.33%	-0.88%	-9.33%	-7.22%	-0.73%		1.11%	11/3/1997
Fidelity® VIP Contrafund® Portfolio - Service Class	2.21%	-2.09%	-13.80%	-11.73%	0.79%		2.88%	11/3/1997
Fidelity® VIP Equity-Income Portfolio - Service Class	-0.60%	-6.29%	-25.08%	-6.39%	-3.13%		-0.35%	11/3/1997
Fidelity® VIP Growth Portfolio - Service Class	0.85%	-2.86%	-31.42%	-23.00%	-3.39%		-0.87%	11/3/1997
Fidelity® VIP High Income Portfolio - Service Class	2.30%	6.24%	9.77%	-8.00%	-5.94%		-4.35%	11/3/1997
Fidelity® VIP Index 500 Portfolio	0.96%	-3.20%	-24.90%	-16.27%	-3.99%	8.22%		8/27/1992
Fidelity® VIP Investment Grade Bond Portfolio	0.08%	1.74%	12.22%	9.86%	7.49%	7.03%		12/5/1988
Fidelity® VIP Overseas Portfolio - Service Class	-4.14%	-10.37%	-29.86%	-23.20%	-8.56%		-5.82%	11/3/1997
ING Hard Assets Portfolio - Institutional Class ***	-2.96%	-6.32%	-12.87%	-5.11%	-7.25%	3.65%		1/24/1989
ING Limited Maturity Bond Portfolio - Service Class	0.17%	1.05%	8.66%	7.83%	6.24%	5.73%		1/25/1989
ING Liquid Asset Portfolio - Service Class	0.07%	0.23%	1.27%	3.38%	4.00%	4.25%		1/24/1989
ING Marsico Growth Portfolio - Institutional Class ***	3.08%	0.00%	-25.63%	-30.30%			-5.16%	8/14/1998
ING MFS Mid Cap Growth Portfolio - Institutional Class ***	1.25%	0.28%	-44.26%	-28.40%			-2.68%	8/14/1998
ING MFS Research Portfolio - Institutional Class ***	1.32%	-3.43%	-27.58%	-20.64%			-5.38%	8/14/1998
ING MFS Total Return Portfolio - Institutional Class ***	-0.14%	-2.63%	-10.24%	2.19%			3.93%	8/14/1998

Average Annual Total Returns as of 3/31/03
Fund Name	1-Mo*	YTD*	1-Yr	3-Yr	5-Yr	10-Yr	Since Fund Inception	Fund Inception Date
ING Salomon Brothers Investors Portfolio	-4.49%	-4.49%	-26.86%	-9.23%			-6.70%	2/1/2000
ING T. Rowe Price Capital Appreciation Portfolio - Institutional Class ***	-0.42%	-3.04%	-9.40%	9.00%	6.75%	8.85%		1/24/1989
ING T. Rowe Price Equity Income Portfolio - Institutional Class ***	0.22%	-6.28%	-22.25%	-1.37%	-0.98%	4.87%		1/24/1989
ING UBS Tactical Asset Allocation Portfolio	0.96%	-3.26%	-25.63%				-20.84%	12/10/2001
ING Van Kampen Comstock Portfolio - Initial Class	0.12%	-3.11%					-20.17%	5/1/2002
ING Van Kampen Real Estate Portfolio	0.73%	0.73%	-6.81%	11.38%	3.80%	9.16%		1/24/1989
ING JP Morgan Mid Cap Value Portfolio	1.12%	-1.95%					-9.10%	5/1/2002
ING PIMCO Total Return Portfolio	-0.28%	1.42%					9.75%	5/1/2002
ING Salomon Brothers Aggressive Growth Portfolio	3.44%	1.63%	-30.33%	-31.32%	-10.86%		-7.04%	11/28/1997
ING VP Bond Portfolio - Class R	0.29%	2.07%	11.26%	9.17%	6.82%	6.73%		5/23/1973
ING VP Index Plus LargeCap Portfolio - Class R	1.06%	-3.23%	-24.00%	-16.68%	-3.17%		5.58%	9/15/1996
ING VP Index Plus MidCap Portfolio - Class R	0.71%	-3.96%	-21.49%	-4.58%	5.26%		7.70%	12/16/1997
ING VP Index Plus SmallCap Portfolio - Class R	0.75%	-5.43%	-22.96%	-3.48%	-1.66%		0.97%	12/19/1997
ING VP Growth Opportunities Portfolio - Class R	-0.27%	-1.60%	-28.90%				-29.32%	5/3/2000
ING VP MagnaCap Portfolio - Class R	-0.45%	-3.37%	-27.07%				-12.95%	5/8/2000
ING VP MidCap Opportunities Portfolio - Class R	0.45%	0.22%	-25.08%				-23.94%	5/5/2000
ING VP SmallCap Opportunities Portfolio - Class R	-0.78%	-4.69%	-39.66%	-30.43%	0.80%		6.63%	5/6/1994

Average Annual Total Returns as of 3/31/03
Fund Name	1-Mo*	YTD*	1-Yr	3-Yr	5-Yr	10-Yr	Since Fund Inception	Fund Inception Date
INVESCO VIF-Core Equity Fund	0.50%	-3.86%	-24.23%	-10.59%	-2.15%		8.45%	8/10/1994
INVESCO VIF-Utilities Fund	1.72%	-4.48%	-19.91%	-22.02%	-6.48%		2.53%	1/1/1995
Janus Aspen Series Balanced Portfolio - Service Shares	1.56%	-0.13%	-21.09%	-35.48%	-4.77%		6.55%	9/13/1993
Janus Aspen Series Growth Portfolio - Service Shares	0.76%	-0.89%	-8.33%	-5.98%	5.43%		11.11%	9/13/1993
Janus Aspen Series International Growth Portfolio - Service Shares	0.85%	-2.14%	-28.33%	-24.98%	-4.81%		5.92%	9/13/1993
Janus Aspen Series Mid Cap Growth Portfolio - Service Shares	-2.03%	-10.01%	-32.29%	-27.91%	-4.77%		5.97%	5/2/1994
Janus Aspen Series Worldwide Growth Portfolio - Service Shares	-1.44%	-8.26%	-31.21%	-26.40%	-4.80%		8.47%	9/13/1993
Pioneer Mid Cap Value VCT Portfolio - Class I Shares	0.49%	-3.55%	-19.25%	1.77%	1.03%		8.70%	3/1/1995
Pioneer Small Cap Value VCT Portfolio - Class I Shares	0.35%	-7.58%	-27.46%				-10.79%	11/8/2001
Putnam VT Growth and Income Fund - Class IB Shares	0.14%	-5.66%	-25.64%	-7.70%	-4.02%	7.26%		2/1/1988
Putnam VT New Opportunities Fund - Class IB Shares	1.34%	-1.30%	-28.71%	-32.56%	-8.37%		5.21%	5/3/1994
Putnam VT Small Cap Value Fund - Class IB Shares	0.60%	-5.11%	-28.77%	2.11%			4.12%	4/30/1999
Putnam VT Voyager Fund - Class IB Shares	1.87%	-1.50%	-27.00%	-24.93%	-4.34%	8.20%		2/1/1988
* Returns not annualized.

** These funds did not become available under the policy until May 1, 2003, the date of this Statement of Additional Information. No performance for these funds is currently shown herein, but subsequent advertisements, sales literature, reports to policy owners or prospective purchasers and amendments to this Statement of Additional Information will contain performance information for the relevant period(s) of time.

*** Effective May 1, 2003 the Institutional Class of fund shares will replace the Service Class of fund shares. Institutional Class shares have 0.25% lower total fund expenses than the Service Class shares, and the effect of this transaction is to give policy owners an investment in the same fund managed by the same investment adviser at a lower cost.

We may compare performance of the sub-accounts and/or the funds as reported from time to time in advertisements and sales literature to other variable life insurance issuers in general; to the performance of particular types of variable life insurance policies investing in mutual funds; or to investment series of mutual funds with investment objectives similar to each of the sub-accounts, whose performance is reported by Lipper Analytical Services, Inc. ("Lipper") and Morningstar. Inc. ("Morningstar") or reported by other series, companies, individuals or other industry or financial publications of general interest, such as Forbes, Money, The Wall Street Journal, Business Week, Barron's, Kiplinger's and Fortune. Lipper and Morningstar are independent services which monitor and rank the performances of variable life insurance issuers in each of the major categories of investment objectives on an industry-wide basis.

Lipper's and Morningstar's rankings include variable annuity issuers as well as variable life insurance issuers. The performance analysis prepared by Lipper and Morningstar ranks such issuers on the basis of total return, assuming reinvestment of distributions, but does not take sales charges, redemption fees or certain expense deductions at the separate account level into consideration. We may also compare the performance of each sub-account in advertising and sales literature to the Standard & Poor's Index of 500 common stocks and the Dow Jones Industrials, which are widely used measures of stock market performance. We may also compare the performance of each sub-account to other widely recognized indices. Unmanaged indices may assume the reinvestment of dividends, but typically do not reflect any "deduction" for the expense of operating or managing an investment portfolio.

EXPERTS

The statement of assets and liabilities of Southland Separate Account L1 as of December 31, 2002, and the related statement of operations for the year then ended and statements of changes in net assets for each of the two years in the period then ended and the statutory basis financial statements of Southland Life Insurance Company as of December 31, 2002 and 2001, and for the years then ended, appearing in this Statement of Additional Information, have been audited by Ernst & Young LLP, independent auditors, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.

The primary business address of Ernst & Young LLP is Suite 2800, 600 Peachtree Street, Atlanta, GA 30308-2215.

FINANCIAL STATEMENTS

The financial statements of the variable account reflect the financial position and operations of the variable account as of, and for the year ended December 31, 2002 and are audited. The periods covered are not necessarily indicative of the longer term performance of the assets held in the variable account.

The statutory basis financial statements of the company as of December 31, 2002 and 2001 and for the years then ended are audited. The statutory basis financial statements of the company should be distinguished from the financial statements of the variable account and should be considered only as bearing upon the ability of the company to meet its obligations under the policies. They should not be considered as bearing on the investment performance of the assets held in the variable account. The periods covered are not necessarily indicative of the longer term performance of the company.

The financial statements of the variable account as of, and for the year ended December 31, 2002, have been prepared on the basis of accounting principals generally accepted in the United States. The statutory basis financial statements of the company as of December 31, 2002 and 2001, and for the years then ended, have been prepared on the basis of statutory accounting practices prescribed or permitted by the Texas Insurance Department.

Financial Statements
Southland Separate Account L1
Southland Life Insurance Company
Year ended December 31, 2002
with Report of Independent Auditors

Southland Separate Account L1

Financial Statements

As of December 31, 2002

Report of Independent Auditors

The Board of Directors and Participants
Southland Life Insurance Company

We have audited the accompanying statement of assets and liabilities of Southland Separate Account L1 (the "Account") as of December 31, 2002, and the related statements of operations and changes in net assets for the periods disclosed in the financial statements. These financial statements are the responsibility of the Account’s management. Our responsibility is to express an opinion on these financial statements based on our audits. The Account is comprised of the following Divisions:

Alger American Growth	ING VP Bond
Alger American Leveraged AllCap	ING VP Index Plus LargeCap
Alger American MidCap Growth	ING VP Index Plus MidCap
Alger American Small Capitalization	ING VP Index Plus SmallCap
Fidelity® VIP Equity–Income	ING VP Growth Opportunities
Fidelity® VIP Equity–Income SC	ING VP MagnaCap
Fidelity® VIP Growth	ING VP MidCap Opportunities
Fidelity® VIP Growth SC	ING VP SmallCap Opportunities
Fidelity® VIP High Income	INVESCO VIF – Core Equity
Fidelity® VIP High Income SC	INVESCO VIF – Utilities
Fidelity® VIP Money Market	Janus Aspen Aggressive Growth
Fidelity® VIP Overseas	Janus Aspen Aggressive Growth SS
Fidelity® VIP Overseas SC	Janus Aspen Balanced
Fidelity® VIP II Asset ManagerSM	Janus Aspen Balanced SS
Fidelity® VIP II Asset ManagerSM SC	Janus Aspen Growth
Fidelity® VIP II Contrafund®	Janus Aspen Growth SS
Fidelity® VIP II Contrafund® SC	Janus Aspen International Growth
Fidelity® VIP II Index 500	Janus Aspen International Growth SS
Fidelity® VIP II Investment Grade Bond	Janus Aspen Worldwide Growth
GCG Trust Fully Managed	Janus Aspen Worldwide Growth SS
GCG Trust Limited Maturity Bond	Pioneer Mid Cap Value VCT
GCG Trust Liquid Asset	Pioneer Small Cap Value VCT
GCG Trust Mid–Cap Growth	Putnam VT Growth and Income
GCG Trust Research	Putnam VT New Opportunities
GCG Trust Total Return	Putnam VT Small Cap Value
ING UBS Tactical Asset Allocation	Putnam VT Voyager
ING Van Kampen Comstock

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence with the transfer agents. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the Divisions comprising Southland Separate Account L1 at December 31, 2002, and the results of their operations and changes in their net assets for the periods disclosed in the financial statements, in conformity with accounting principles generally accepted in the United States.

Atlanta, Georgia
March 14, 2003

Southland Separate Account L1

Statement of Assets and Liabilities

December 31, 2002

	Alger American Growth	Alger American Leveraged AllCap	Alger American MidCap Growth	Alger American Small Capitalization	Fidelity® VIP Equity–Income
Assets
Investments in mutual funds at fair value	$3,537,291	$2,602,325	$2,939,959	$1,383,680	$2,700,457
Total assets	3,537,291	2,602,325	2,939,959	1,383,680	2,700,457

Net assets	$3,537,291	$2,602,325	$2,939,959	$1,383,680	$2,700,457

Number of units outstanding:
Class A	262,450.551	178,317.141	179,846.581	201,250.076	206,456.961
Class B	53,622.549	35,257.726	53,446.203	17,856.934	–

Value per unit:
Class A	$12.25	$13.36	$13.72	$6.43	$13.08
Class B	$6.01	$6.24	$8.84	$5.02	–

Total number of mutual fund shares	143,617	124,812	236,141	113,324	148,691

Cost of mutual fund shares	$6,642,109	$4,856,505	$4,166,405	$2,769,192	$3,500,307

See accompanying notes.

Fidelity® VIP Equity–Income SC	Fidelity® VIP Growth	Fidelity® VIP Growth SC	Fidelity® VIP High Income	Fidelity® VIP High Income SC	Fidelity® VIP Money Market	Fidelity® VIP Overseas	Fidelity® VIP Overseas SC

$358,957	$2,793,728	$375,290	$833,180	$72,736	$3,123,479	$394,855	$75,553
358,957	2,793,728	375,290	833,180	72,736	3,123,479	394,855	75,553

$358,957	$2,793,728	$375,290	$833,180	$72,736	$3,123,479	$394,855	$75,553

7,733.421	238,780.196	11,771.137	100,262.367	1,113.207	247,502.304	43,775.444	4,705.774
37,481.144	–	51,829.035	–	7,399.913	–	–	7,658.774

$7.74	$11.70	$5.64	$8.31	$8.97	$12.62	$9.02	$6.16
$7.98	–	$5.96	–	$8.48	–	–	$6.08

19,845	119,422	16,081	140,501	12,308	3,123,479	35,961	6,907

$420,364	$5,007,792	$469,835	$1,097,341	$70,754	$3,123,479	$613,202	$86,824

Southland Separate Account L1

Statement of Assets and Liabilities (continued)

December 31, 2002

	Fidelity® VIP II Asset ManagerSM	Fidelity® VIP II Asset ManagerSM SC	Fidelity® VIP II Contrafund®	Fidelity® VIP II Contrafund® SC	Fidelity® VIP II Index 500
Assets
Investments in mutual funds at fair value	$642,194	$99,196	$5,449,342	$414,683	$7,697,412
Total assets	642,194	99,196	5,449,342	414,683	7,697,412

Net assets	$642,194	$99,196	$5,449,342	$414,683	$7,697,412

Number of units outstanding:
Class A	49,590.300	574.286	356,865.866	6,530.269	498,852.013
Class B	–	10,440.070	–	42,003.076	177,661.725

Value per unit:
Class A	$12.95	$8.57	$15.27	$7.80	$12.98
Class B	–	$9.03	–	$8.66	$6.88

Total number of mutual fund shares	49,930	7,836	301,055	23,001	77,036

Cost of mutual fund shares	$755,601	$105,085	$7,175,528	$447,266	$10,799,639

See accompanying notes.

Fidelity® VIP II Investment Grade Bond	GCG Trust Fully Managed	GCG Trust Limited Maturity Bond	GCG Trust Liquid Asset	GCG Trust Mid–Cap Growth	GCG Trust Research	GCG Trust Total Return	ING UBS Tactical Asset Allocation

$2,796,938	$961,519	$79,595	$1,591,321	$294,206	$55,805	$433,970	$848
2,796,938	961,519	79,595	1,591,321	294,206	55,805	433,970	848

$2,796,938	$961,519	$79,595	$1,591,321	$294,206	$55,805	$433,970	$848

149,501.383	52,195.446	5,706.569	37,132.732	37,478.015	1,897.162	20,472.801	84.499
45,252.527	38,326.253	1,497.449	105,784.115	22,419.869	6,812.710	21,337.930	24.343

$15.17	$10.55	$10.61	$10.35	$3.86	$5.75	$9.67	$7.78
$11.69	$10.72	$12.72	$11.41	$6.67	$6.59	$11.06	$7.83

204,156	56,131	6,958	1,591,321	40,524	4,666	29,303	35

$2,602,845	$998,178	$80,229	$1,591,321	$463,170	$73,355	$467,692	$975

Southland Separate Account L1

Statement of Assets and Liabilities (continued)

December 31, 2002

	ING Van Kampen Comstock	ING VP Bond	ING VP Index Plus LargeCap	ING VP Index Plus MidCap	ING VP Index Plus SmallCap
Assets
Investments in mutual funds at fair value	$14,462	$313,852	$8,455	$121,354	$73,715
Total assets	14,462	313,852	8,455	121,354	73,715

Net assets	$14,462	$313,852	$8,455	$121,354	$73,715

Number of units outstanding:
Class A	1,266.691	15,055.115	349.700	14,030.411	7,922.630
Class B	462.545	13,995.232	710.664	657.381	1,091.950

Value per unit:
Class A	$8.35	$10.77	$7.94	$8.26	$8.17
Class B	$8.40	$10.84	$7.99	$8.31	$8.23

Total number of mutual fund shares	1,732	23,197	779	10,232	7,409

Cost of mutual fund shares	$14,668	$318,032	$8,598	$122,117	$74,290

See accompanying notes.

ING VP Growth Opportunities	ING VP MagnaCap	ING VP MidCap Opportunities	ING VP SmallCap Opportunities	INVESCO VIF – Core Equity	INVESCO VIF – Utilities	Janus Aspen Aggressive Growth

$43,638	$48,045	$31,507	$144,174	$1,357,678	$939,004	$3,506,864
43,638	48,045	31,507	144,174	1,357,678	939,004	3,506,864

$43,638	$48,045	$31,507	$144,174	$1,357,678	$939,004	$3,506,864

660.124	3,254.670	722.524	8,186.413	96,239.453	72,864.448	377,894.869
6,696.292	3,143.679	3,915.777	18,194.106	22,120.483	31,596.231	–

$5.85	$7.45	$6.70	$5.41	$12.28	$10.45	$9.28
$5.94	$7.57	$6.81	$5.49	$7.95	$5.62	–

11,637	7,045	7,002	13,537	91,921	84,140	221,395

$50,098	$55,830	$37,081	$185,117	$1,781,903	$1,397,622	$7,901,089

Southland Separate Account L1

Statement of Assets and Liabilities (continued)

December 31, 2002

	Janus Aspen Aggressive Growth SS	Janus Aspen Balanced	Janus Aspen Balanced SS	Janus Aspen Growth	Janus Aspen Growth SS
Assets
Investments in mutual funds at fair value	$172,972	$5,916,577	$977,625	$3,582,572	$543,478
Total assets	172,972	5,916,577	977,625	3,582,572	543,478

Net assets	$172,972	$5,916,577	$977,625	$3,582,572	$543,478

Number of units outstanding:
Class A	5,173.367	335,216.852	23,003.657	326,579.062	11,358.210
Class B	50,648.610	–	85,576.348	–	105,733.275

Value per unit:
Class A	$4.26	$17.65	$8.72	$10.97	$5.40
Class B	$2.98	–	$9.08	–	$4.56

Total number of mutual fund shares	11,072	287,337	45,870	245,195	37,552

Cost of mutual fund shares	$211,396	$7,073,360	$1,054,548	$6,636,385	$670,855

See accompanying notes.

Janus Aspen International Growth	Janus Aspen International Growth SS	Janus Aspen Worldwide Growth	Janus Aspen Worldwide Growth SS	Pioneer Mid Cap Value VCT	Pioneer Small Cap Value VCT	Putnam VT Growth and Income

$1,366,664	$65,934	$3,495,466	$323,282	$61,541	$113,465	$142,517
1,366,664	65,934	3,495,466	323,282	61,541	113,465	142,517

$1,366,664	$65,934	$3,495,466	$323,282	$61,541	$113,465	$142,517

111,382.565	247.076	279,413.777	3,927.474	6,159.500	13,587.935	6,981.796
–	13,041.426	–	60,098.263	1,125.423	751.814	10,923.866

$12.27	$5.58	$12.51	$5.65	$8.44	$7.91	$7.88
–	$4.95	–	$5.01	$8.49	$7.96	$8.01

78,998	3,838	166,048	15,439	4,119	12,293	7,646

$2,567,725	$78,982	$5,901,414	$387,659	$66,912	$116,356	$159,273

Southland Separate Account L1

Statement of Assets and Liabilities (continued)

December 31, 2002

	Putnam VT New Opportunities	Putnam VT Small Cap Value	Putnam VT Voyager
Assets
Investments in mutual funds at fair value	$56,849	$666,817	$146,473
Total assets	56,849	666,817	146,473

Net assets	$56,849	$666,817	$146,473

Number of units outstanding:
Class A	1,741.195	47,153.399	2,493.612
Class B	6,797.772	23,559.043	18,380.764

Value per unit:
Class A	$6.57	$9.38	$6.92
Class B	$6.68	$9.53	$7.03

Total number of mutual fund shares	4,943	54,837	7,018

Cost of mutual fund shares	$62,482	$802,602	$182,192

See accompanying notes.

Southland Separate Account L1

Statement of Operations

Year ended December 31, 2002

	Alger American Growth	Alger American Leveraged AllCap	Alger American MidCap Growth	Alger American Small Capitalization
Investment income
Dividends from mutual funds	$ 1,733	$ 237	$ –	$ –
Less mortality and expense risk and other charges	73,509	73,982	47,519	29,763
Net investment income (loss)	(71,776)	(73,745)	(47,519)	(29,763)

Realized and unrealized gains (losses) on investments
Net realized gains (losses) on investments	(697,442)	(243,044)	(1,101,389)	(409,965)
Net unrealized gains (losses) on investments	(1,075,086)	(1,037,496)	(115,762)	(47,057)
Net realized and unrealized gains (losses) on investments	(1,772,528)	(1,280,540)	(1,217,151)	(457,022)

Net increase (decrease) in net assets resulting from operations	$(1,844,304)	$(1,354,285)	$(1,264,670)	$(486,785)

	Fidelity® VIP Overseas	Fidelity® VIP II Asset ManagerSM	Fidelity® VIP II Asset ManagerSM SC	Fidelity® VIP II Contrafund®
Investment income
Dividends from mutual funds	$ 3,333	$ 30,381	$ 1,768	$ 49,417
Less mortality and expense risk and other charges	6,746	6,708	775	120,842
Net investment income (loss)	(3,413)	23,673	993	(71,425)

Realized and unrealized gains (losses) on investments
Net realized gains (losses) on investments	(67,109)	(91,145)	(612)	(20,352)
Net unrealized gains (losses) on investments	(23,969)	(14,146)	(6,715)	(593,847)
Net realized and unrealized gains (losses) on investments	(91,078)	(105,291)	(7,327)	(614,199)

Net increase (decrease) in net assets resulting from operations	$(94,491)	$(81,618)	$(6,334)	$(685,624)

See accompanying notes.

Fidelity® VIP Equity–Income	Fidelity® VIP Equity–Income SC	Fidelity® VIP Growth	Fidelity® VIP Growth SC	Fidelity® VIP High Income	Fidelity® VIP High Income SC	Fidelity® VIP Money Market

$ 123,024	$ 6,314	$ 8,958	$ 626	$87,139	$ 2,734	$43,308
46,266	2,560	60,229	3,777	15,621	382	15,480
76,758	3,754	(51,271)	(3,151)	71,518	2,352	27,828

(59,745)	(6,479)	(455,634)	(30,240)	(129,751)	(1,748)	–
(618,829)	(58,136)	(834,201)	(134,502)	67,372	2,139	–
(678,574)	(64,615)	(1,289,835)	(164,742)	(62,379)	391	–

$(601,816)	$(60,861)	$(1,341,106)	$(167,893)	$ 9,139	$2,743	$27,828
Fidelity® VIP II Contrafund® SC	Fidelity® VIP II Index 500	Fidelity® VIP II Investment Grade Bond	Fidelity® VIP Overseas SC	GCG Trust Fully Managed	GCG Trust Limited Maturity Bond	GCG Trust Liquid Asset

$ 1,535	$ 104,689	$61,919	$ 24	$ 24,275	$2,519	$14,442
3,006	113,411	22,714	457	6,594	225	12,657
(1,471)	(8,722)	39,205	(433)	17,681	2,294	1,785

(6,494)	(422,032)	42,000	(455)	1,222	68	–
(35,266)	(1,832,275)	121,229	(11,165)	(33,591)	(635)	–
(41,760)	(2,254,307)	163,229	(11,620)	(32,369)	(567)	–

$(43,231)	$(2,263,029)	$202,434	$(12,053)	$(14,688)	$1,727	$ 1,785

Southland Separate Account L1

Statement of Operations (continued)

Year ended December 31, 2002

	GCG Trust Mid–Cap Growth	GCG Trust Research	GCG Trust Total Return	ING UBS Tactical Asset Allocation
Investment income
Dividends from mutual funds	$ –	$ 285	$ 10,205	$ –
Less mortality and expense risk and other charges	2,510	504	2,795	4
Net investment income (loss)	(2,510)	(219)	7,410	(4)

Realized and unrealized gains (losses) on investments
Net realized gains (losses) on investments	(24,012)	(1,146)	(2,376)	(7)
Net unrealized gains (losses) on investments	(157,726)	(15,056)	(21,958)	(126)
Net realized and unrealized gains (losses) on investments	(181,738)	(16,202)	(24,334)	(133)

Net increase (decrease) in net assets resulting from operations	$(184,248)	$(16,421)	$(16,924)	$(137)
	ING VP MidCap Opportunities	ING VP SmallCap Opportunities	INVESCO VIF-Core Equity	INVESCO VIF-Utilities

Investment income
Dividends from mutual funds	$ –	$ –	$ 23,627	$ 4,938
Less mortality and expense risk and other charges	194	927	27,678	11,851
Net investment income (loss)	(194)	(927)	(4,051)	(6,913)

Realized and unrealized gains (losses) on investments
Net realized gains (losses) on investments	(645)	(24,033)	(16,861)	(213,104)
Net unrealized gains (losses) on investments	(5,579)	(33,039)	(310,700)	(35,726)
Net realized and unrealized gains (losses) on investments	(6,224)	(57,072)	(327,561)	(248,830)

Net increase (decrease) in net assets resulting from operations	$(6,418)	$(57,999)	$(331,612)	$(255,743)

See accompanying notes.

ING Van Kampen Comstock	ING VP Bond	ING VP Index Plus LargeCap	ING VP Index Plus MidCap	ING VP Index Plus SmallCap	ING VP Growth Opportunities	ING VP MagnaCap

$ 83	$9,074	$ –	$ 62	$ 33	$ –	$ 444
42	713	13	204	85	358	319
41	8,361	(13)	(142)	(52)	(358)	125

(17)	2,931	(38)	(2,939)	(120)	(7,741)	(1,625)
(206)	(4,180)	(143)	(763)	(575)	(11,549)	(7,934)
(223)	(1,249)	(181)	(3,702)	(695)	(19,290)	(9,559)

$(182)	$7,112	$(194)	$(3,844)	$(747)	$(19,648)	$(9,434)
Janus Aspen Aggressive Growth	Janus Aspen Aggressive Growth SS	Janus Aspen Balanced	Janus Aspen Balanced SS	Janus Aspen Growth	Janus Aspen Growth SS	Janus Aspen International Growth

$ –	$ –	$ 160,961	$ 17,932	$ –	$ –	$ 14,240
119,052	1,301	137,062	8,044	85,251	5,407	38,532
(119,052)	(1,301)	23,899	9,888	(85,251)	(5,407)	(24,292)

(1,684,100)	(2,939)	(262,974)	(5,350)	(332,241)	(47,105)	(226,214)
350,190	(37,019)	(370,797)	(76,804)	(964,238)	(162,163)	(305,191)

(1,333,910)	(39,958)	(633,771)	(82,154)	(1,296,479)	(209,268)	(531,405)

$(1,452,962)	$(41,259)	$(609,872)	$(72,266)	$(1,381,730)	$(214,675)	$(555,697)

Southland Separate Account L1

Statement of Operations (continued)

Year ended December 31, 2002

	Janus Aspen International Growth SS	Janus Aspen Worldwide Growth	Janus Aspen Worldwide Growth SS	Pioneer Mid Cap Value VCT
Investment income
Dividends from mutual funds	$ 385	$ 37,808	$ 1,895	$ 888
Less mortality and expense risk and other charges	446	105,849	2,123	226
Net investment income (loss)	(61)	(68,041)	(228)	662

Realized and unrealized gains (losses) on investments
Net realized gains (losses) on investments	(987)	(134,227)	(12,202)	(403)
Net unrealized gains (losses) on investments	(13,161)	(1,165,058)	(59,562)	(5,371)
Net realized and unrealized gains (losses) on investments	(14,148)	(1,299,285)	(71,764)	(5,774)

Net increase (decrease) in net assets resulting from operations	$(14,209)	$(1,367,326)	$(71,992)	$(5,112)

See accompanying notes.

Pioneer Small Cap Value VCT	Putnam VT Growth and Income	Putnam VT New Opportunities	Putnam VT Small Cap Value	Putnam VT Voyager

$ –	$ 1,520	$ –	$ 8,020	$ 684
208	1,141	859	6,157	1,492
(208)	379	(859)	1,863	(808)

(685)	(8,979)	(39,951)	(4,954)	(2,167)
(2,891)	(18,304)	2,859	(163,564)	(35,967)

(3,576)	(27,283)	(37,092)	(168,518)	(38,134)

$(3,784)	$(26,904)	$(37,951)	$(166,655)	$(38,942)

Southland Separate Account L1

Statements of Changes in Net Assets

Year ended December 31, 2002 and 2001

	Alger American Growth	Alger American Leveraged AllCap	Alger American MidCap Growth	Alger American Small Capitalization
Net assets at January 1, 2001	$5,192,454	$3,403,810	$2,957,507	$1,967,354

Increase (decrease) in net assets
Operations:
Net investment income (loss)	609,049	83,110	1,142,704	(14,338)
Net realized gain (loss) on investments	(171,648)	(37,968)	(137,976)	(204,451)
Net unrealized appreciation (depreciation) of investments	(1,141,244)	(629,732)	(1,175,081)	(394,119)
Net increase (decrease) in net assets resulting from operations	(703,843)	(584,590)	(170,353)	(612,908)

Changes from principal transactions:
Net premiums	1,916,407	1,349,681	1,677,661	616,021
Cost of insurance and administrative charges	(1,044,351)	(582,303)	(607,447)	(269,668)
Benefit payments	–	–	–	–
Surrenders	(229,750)	(141,401)	(166,077)	(70,577)
Net transfers among Divisions (including the Guaranteed Interest Division), net	78,023	152,105	58,538	127,075
Other	2,682	2,860	(13,649)	7,443
Increase (decrease) in net assets derived from principal transactions	723,011	780,942	949,026	410,294
Total increase (decrease)	19,168	196,352	778,673	(202,614)
Net assets at December 31, 2001	5,211,622	3,600,162	3,736,180	1,764,740

Increase (decrease) in net assets
Operations:
Net investment income (loss)	(71,776)	(73,745)	(47,519)	(29,763)
Net realized gain (loss) on investments	(697,442)	(243,044)	(1,101,389)	(409,965)
Net unrealized appreciation (depreciation) of investments	(1,075,086)	(1,037,496)	(115,762)	(47,057)
Net increase (decrease) in net assets resulting from operations	(1,844,304)	(1,354,285)	(1,264,670)	(486,785)

Changes from principal transactions:
Net premiums	1,451,496	1,020,805	933,075	548,533
Cost of insurance and administrative charges	(875,023)	(546,846)	(618,082)	(259,801)
Benefit payments	–	–	–	–
Surrenders	(220,107)	(174,961)	(193,564)	(73,449)
Net transfers among Divisions (including the Guaranteed Interest Division), net	(190,811)	55,285	344,463	(109,654)
Other	4,418	2,165	2,557	96
Increase (decrease) in net assets derived from principal transactions	169,973	356,448	468,449	105,725
Total increase (decrease)	(1,674,331)	(997,837)	(796,221)	(381,060)
Net assets at December 31, 2002	$3,537,291	$2,602,325	$2,939,959	$1,383,680

See accompanying notes.

Fidelity® VIP Equity–Income	Fidelity® VIP Equity–Income SC	Fidelity® VIP Growth	Fidelity® VIP Growth SC	Fidelity® VIP High Income	Fidelity® VIP High Income SC	Fidelity® VIP Money Market	Fidelity® VIP Overseas
$3,039,129	$ –	$4,237,272	$ –	$809,729	$ –	$2,998,662	$495,742

165,488	(524)	253,635	(1,740)	107,422	(31)	90,022	54,711
(2,638)	(239)	(30,757)	(19,788)	(157,392)	(57)	–	(9,237)
(350,751)	(3,271)	(1,083,883)	39,958	(74,863)	(156)	–	(158,180)
(187,901)	(4,034)	(861,005)	18,430	(124,833)	(244)	90,022	(112,706)

693,412	73,686	1,611,707	524,840	229,315	6,898	4,232,970	145,708
(385,760)	(5,681)	(863,045)	(59,018)	(103,978)	(848)	(398,659)	(57,900)
–	–	–	–	–	–	(45,553)	–
(61,610)	(126)	(164,422)	(358)	(22,564)	–	(308,463)	(5,712)
162,759	87,728	321,985	32,808	43,270	13,711	(4,462,107)	(1,137)
1,529	(624)	6,171	(5,436)	3,474	13	25,838	503
410,330	154,983	912,396	492,836	149,517	19,774	(955,974)	81,462
222,429	150,949	51,391	511,266	24,684	19,530	(865,952)	(31,244)
3,261,558	150,949	4,288,663	511,266	834,413	19,530	2,132,710	464,498

76,758	3,754	(51,271)	(3,151)	71,518	2,352	27,828	(3,413)
(59,745)	(6,479)	(455,634)	(30,240)	(129,751)	(1,748)	–	(67,109)
(618,829)	(58,136)	(834,201)	(134,502)	67,372	2,139	–	(23,969)
(601,816)	(60,861)	(1,341,106)	(167,893)	9,139	2,743	27,828	(94,491)

589,287	204,268	1,039,955	177,293	188,402	31,912	987,333	100,696
(370,266)	(39,372)	(755,923)	(133,654)	(107,464)	(7,820)	(387,683)	(53,305)
–	–	–	–	–	–	(131,846)	–
(69,641)	(7,727)	(225,786)	(64,662)	(43,216)	(50)	(215,110)	(11,432)
(109,444)	109,239	(215,625)	49,338	(48,213)	26,392	711,447	(10,316)
779	2,461	3,550	3,602	119	29	(1,200)	(795)
40,715	268,869	(153,829)	31,917	(10,372)	50,463	962,941	24,848
(561,101)	208,008	(1,494,935)	(135,976)	(1,233)	53,206	990,769	(69,643)
$2,700,457	$358,957	$2,793,728	$375,290	$833,180	$72,736	$3,123,479	$394,855

Southland Separate Account L1

Statements of Changes in Net Assets (continued)

Year ended December 31, 2002 and 2001

	Fidelity® VIP Overseas SC	Fidelity® VIP II Asset ManagerSM	Fidelity® VIP II Asset ManagerSM SC	Fidelity® VIP II Contrafund®
Net assets at January 1, 2001	$ –	$882,979	$ –	$6,631,501

Increase (decrease) in net assets
Operations:
Net investment income (loss)	(12)	40,851	(79)	161,236
Net realized gain (loss) on investments	(60)	(56,415)	(187)	(34,554)
Net unrealized appreciation (depreciation) of investments	(105)	(29,388)	825	(1,007,079)
Net increase (decrease) in net assets resulting from operations	(177)	(44,952)	559	(880,397)

Changes from principal transactions:
Net premiums	3,498	226,888	16,477	1,851,192
Cost of insurance and administrative charges	(654)	(105,900)	(1,864)	(893,166)
Benefit payments	–	–	–	–
Surrenders	–	(61,339)	–	(222,213)
Net transfers among Divisions (including the Guaranteed Interest Division), net	320	(19,769)	10,656	(258,817)
Other	(3)	1,107	25	6,264
Increase (decrease) in net assets derived from principal transactions	3,161	40,987	25,294	483,260
Total increase (decrease)	2,984	(3,965)	25,853	(397,137)
Net assets at December 31, 2001	2,984	879,014	25,853	6,234,364

Increase (decrease) in net assets
Operations:
Net investment income (loss)	(433)	23,673	993	(71,425)
Net realized gain (loss) on investments	(455)	(91,145)	(612)	(20,352)
Net unrealized appreciation (depreciation) of investments	(11,165)	(14,146)	(6,715)	(593,847)
Net increase (decrease) in net assets resulting from operations	(12,053)	(81,618)	(6,334)	(685,624)

Changes from principal transactions:
Net premiums	56,981	147,269	69,680	1,446,994
Cost of insurance and administrative charges	(7,686)	(96,975)	(12,386)	(862,105)
Benefit payments	–	–	–	–
Surrenders	(83)	(82,690)	(7)	(429,168)
Net transfers among Divisions (including the Guaranteed Interest Division), net	35,161	(124,123)	22,245	(255,020)
Other	249	1,317	145	(99)
Increase (decrease) in net assets derived from principal transactions	84,622	(155,202)	79,677	(99,398)
Total increase (decrease)	72,569	(236,820)	73,343	(785,022)
Net assets at December 31, 2002	$75,553	$642,194	$99,196	$5,449,342

See accompanying notes.

Fidelity® VIP II Contrafund® SC	Fidelity® VIP II Index 500	Fidelity® VIP II Investment Grade Bond	GCG Trust Fully Managed	GCG Trust Limited Maturity Bond	GCG Trust Liquid Asset	GCG Trust Mid–Cap Growth	GCG Trust Research
$ –	$8,023,997	$1,065,327	$ –	$ –	$ –	$ –	$ –

(735)	12,995	52,259	12,168	–	2,388	410	1,213
(1,137)	(3,450)	7,298	1,629	–	–	(10,990)	(105)
2,684	(1,121,399)	31,368	(3,067)	–	–	(11,238)	(2,490)
812	(1,111,854)	90,925	10,730	–	2,388	(21,818)	(1,382)

135,552	3,447,485	338,294	61,720	–	1,805,267	190,446	15,839
(10,102)	(1,371,756)	(129,720)	(7,484)	–	(44,017)	(23,862)	(3,086)
–	–	–	–	–	–	–	–
(2,007)	(316,856)	(67,155)	(63,824)	–	(803)	(1,922)	(19)
84,713	317,259	121,020	351,687	–	(1,280,939)	154,599	39,603
452	7,784	(96)	(24)	–	293	119	180
208,608	2,083,916	262,343	342,075	–	479,801	319,380	52,517
209,420	972,062	353,268	352,805	–	482,189	297,562	51,135
209,420	8,996,059	1,418,595	352,805	–	482,189	297,562	51,135

(1,471)	(8,722)	39,205	17,681	2,294	1,785	(2,510)	(219)
(6,494)	(422,032)	42,000	1,222	68	–	(24,012)	(1,146)
(35,266)	(1,832,275)	121,229	(33,591)	(635)	–	(157,726)	(15,056)
(43,231)	(2,263,029)	202,434	(14,688)	1,727	1,785	(184,248)	(16,421)

277,652	2,376,287	565,388	246,567	9,437	4,421,172	183,070	19,970
(50,175)	(1,428,201)	(226,985)	(85,905)	(3,512)	(176,894)	(52,475)	(8,540)
–	–	–	–	–	–	–	–
(8,062)	(320,297)	(31,965)	(8,455)	(43)	(41,284)	(4,427)	(309)
29,373	330,993	869,688	470,824	71,981	(3,098,795)	52,944	9,988
(294)	5,600	(217)	371	5	3,148	1,780	(18)
248,494	964,382	1,175,909	623,402	77,868	1,107,347	180,892	21,091
205,263	(1,298,647)	1,378,343	608,714	79,595	1,109,132	(3,356)	4,670
$414,683	$7,697,412	$2,796,938	$961,519	$79,595	$1,591,321	$294,206	$55,805

Southland Separate Account L1

Statements of Changes in Net Assets (continued)

Year ended December 31, 2002 and 2001

	GCG Trust Total Return	ING UBS Tactical Asset Allocation	ING Van Kampen Comstock	ING VP Bond
Net assets at January 1, 2001	$–	$ –	$ –	$ –

Increase (decrease) in net assets
Operations:
Net investment income (loss)	10,813	–	–	–
Net realized gain (loss) on investments	(2,611)	–	–	–
Net unrealized appreciation (depreciation) of investments	(11,764)	–	–	–
Net increase (decrease) in net assets resulting from operations	(3,562)	–	–	–

Changes from principal transactions:
Net premiums	123,634	–	–	–
Cost of insurance and administrative charges	(14,547)	–	–	–
Benefit payments	–	–	–	–
Surrenders	(154)	–	–	–
Net transfers among Divisions (including the Guaranteed Interest Division), net	86,222	–	–	–
Other	134	–	–	–
Increase (decrease) in net assets derived from principal transactions	195,289	–	–	–
Total increase (decrease)	191,727	–	–	–
Net assets at December 31, 2001	191,727	–	–	–

Increase (decrease) in net assets
Operations:
Net investment income (loss)	7,410	(4)	41	8,361
Net realized gain (loss) on investments	(2,376)	(7)	(17)	2,931
Net unrealized appreciation (depreciation) of investments	(21,958)	(126)	(206)	(4,180)
Net increase (decrease) in net assets resulting from operations	(16,924)	(137)	(182)	7,112

Changes from principal transactions:
Net premiums	165,026	283	4,407	21,853
Cost of insurance and administrative charges	(49,047)	(75)	(591)	(14,494)
Benefit payments	–	–	–	–
Surrenders	(6,644)	–	–	(122)
Net transfers among Divisions (including the Guaranteed Interest Division), net	149,853	778	10,829	299,400
Other	(21)	(1)	(1)	103
Increase (decrease) in net assets derived from principal transactions	259,167	985	14,644	306,740
Total increase (decrease)	242,243	848	14,462	313,852
Net assets at December 31, 2002	$433,970	$848	$14,462	$313,852

See accompanying notes.

ING VP Index Plus LargeCap	ING VP Index Plus MidCap	ING VP Index Plus SmallCap	ING VP Growth Opportunities	ING VP MagnaCap	ING VP MidCap Opportunities	ING VP SmallCap Opportunities	INVESCO VIF – Core Equity
$ –	$ –	$ –	$ –	$ –	$ –	$ –	$1,443,426

–	–	–	(151)	8	(25)	(224)	8,725
–	–	–	(551)	(15)	(339)	(525)	15,770
–	–	–	5,088	148	6	(7,904)	(172,741)
–	–	–	4,386	141	(358)	(8,653)	(148,246)

–	–	–	42,580	1,075	7,963	108,563	380,045
–	–	–	(6,779)	(310)	(852)	(5,036)	(165,961)
–	–	–	–	–	–	–	–
–	–	–	–	–	–	–	(102,158)
–	–	–	651	11,709	1,433	12,920	154,594
–	–	–	10	(29)	14	319	(1,435)
–	–	–	36,462	12,445	8,558	116,766	265,085
–	–	–	40,848	12,586	8,200	108,113	116,839
–	–	–	40,848	12,586	8,200	108,113	1,560,265

(13)	(142)	(52)	(358)	125	(194)	(927)	(4,051)
(38)	(2,939)	(120)	(7,741)	(1,625)	(645)	(24,033)	(16,861)
(143)	(763)	(575)	(11,549)	(7,934)	(5,579)	(33,039)	(310,700)
(194)	(3,844)	(747)	(19,648)	(9,434)	(6,418)	(57,999)	(331,612)

2,131	18,919	9,292	22,718	41,963	31,202	92,261	350,390
(439)	(3,839)	(1,767)	(14,028)	(6,360)	(8,235)	(20,486)	(172,289)
–	–	–	–	–	–	–	–
–	(41)	–	(28)	(65)	(360)	(1,537)	(61,704)
6,994	111,653	67,767	11,016	9,225	7,108	23,779	13,077
(37)	(1,494)	(830)	2,760	130	10	43	(449)
8,649	125,198	74,462	22,438	44,893	29,725	94,060	129,025
8,455	121,354	73,715	2,790	35,459	23,307	36,061	(202,587)
$8,455	$121,354	$73,715	$43,638	$48,045	$31,507	$144,174	$1,357,678

Southland Separate Account L1

Statements of Changes in Net Assets (continued)

Year ended December 31, 2002 and 2001

	INVESCO VIF – Utilities	Janus Aspen Aggressive Growth	Janus Aspen Aggressive Growth SS	Janus Aspen Balanced
Net assets at January 1, 2001	$1,172,737	$5,565,683	$ –	$7,674,902

Increase (decrease) in net assets
Operations:
Net investment income (loss)	1,471	(44,270)	(232)	131,340
Net realized gain (loss) on investments	(478)	(1,153,086)	(437)	(73,212)
Net unrealized appreciation (depreciation) of investments	(455,082)	(1,400,820)	(1,405)	(515,752)
Net increase (decrease) in net assets resulting from operations	(454,089)	(2,598,176)	(2,074)	(457,624)

Changes from principal transactions:
Net premiums	353,948	2,028,678	49,688	1,956,326
Cost of insurance and administrative charges	(157,266)	(1,056,483)	(5,318)	(951,514)
Benefit payments	–	–	–	–
Surrenders	(14,178)	(136,156)	(88)	(1,207,172)
Net transfers among Divisions (including the Guaranteed Interest Division), net	206,360	939,383	43,745	190,745
Other	58	52,067	98	(521)
Increase (decrease) in net assets derived from principal transactions	388,922	1,827,489	88,125	(12,136)
Total increase (decrease)	(65,167)	(770,687)	86,051	(469,760)
Net assets at December 31, 2001	1,107,570	4,794,996	86,051	7,205,142

Increase (decrease) in net assets
Operations:
Net investment income (loss)	(6,913)	(119,052)	(1,301)	23,899
Net realized gain (loss) on investments	(213,104)	(1,684,100)	(2,939)	(262,974)
Net unrealized appreciation (depreciation) of investments	(35,726)	350,190	(37,019)	(370,797)
Net increase (decrease) in net assets resulting from operations	(255,743)	(1,452,962)	(41,259)	(609,872)

Changes from principal transactions:
Net premiums	319,287	1,326,976	91,545	1,195,335
Cost of insurance and administrative charges	(147,703)	(766,344)	(28,505)	(852,632)
Benefit payments	–	–	–	–
Surrenders	(37,447)	(174,510)	(3,132)	(736,090)
Net transfers among Divisions (including the Guaranteed Interest Division), net	(47,415)	(226,827)	69,377	(285,198)
Other	455	5,535	(1,105)	(108)
Increase (decrease) in net assets derived from principal transactions	87,177	164,830	128,180	(678,693)
Total increase (decrease)	(168,566)	(1,288,132)	86,921	(1,288,565)
Net assets at December 31, 2002	$939,004	$3,506,864	$172,972	$5,916,577

See accompanying notes.

Janus Aspen Balanced SS	Janus Aspen Growth	Janus Aspen Growth SS	Janus Aspen International Growth SS	Janus Aspen International Growth SS	Janus Aspen Worldwide Growth	Janus Aspen Worldwide Growth SS
$ –	$5,508,713	$ –	$3,086,601	$ –	$6,053,819	$ –

2,097	(33,193)	(2,420)	3,321	(35)	(21,733)	(376)
(905)	(17,301)	(36,207)	63,679	(425)	68,140	(646)
(119)	(1,497,224)	34,786	(798,598)	113	(1,508,589)	(4,815)
1,073	(1,547,718)	(3,841)	(731,598)	(347)	(1,462,182)	(5,837)

155,069	2,056,062	689,228	521,323	21,648	1,383,002	112,941
(14,757)	(1,063,051)	(65,799)	(327,972)	(2,344)	(635,561)	(6,414)
–	–	–	–	–	–	–
(3,564)	(214,953)	(954)	(119,010)	–	(167,132)	(379)
214,339	301,136	56,233	(62,214)	3,988	42,086	36,634
79	13,157	(6,212)	4,587	11	(2,212)	51
351,166	1,092,351	672,496	16,714	23,303	620,183	142,833
352,239	(455,367)	668,655	(714,884)	22,956	(841,999)	136,996
352,239	5,053,346	668,655	2,371,717	22,956	5,211,820	136,996

9,888	(85,251)	(5,407)	(24,292)	(61)	(68,041)	(228)
(5,350)	(332,241)	(47,105)	(226,214)	(987)	(134,227)	(12,202)
(76,804)	(964,238)	(162,163)	(305,191)	(13,161)	(1,165,058)	(59,562)
(72,266)	(1,381,730)	(214,675)	(555,697)	(14,209)	(1,367,326)	(71,992)

586,876	1,289,197	290,104	415,904	50,469	1,055,127	249,572
(92,212)	(872,007)	(146,183)	(263,726)	(12,106)	(559,172)	(33,236)
–	–	–	–	–	–	–
(8,657)	(165,652)	(64,738)	(81,621)	(990)	(227,514)	(1,719)
206,919	(343,564)	8,786	(520,293)	19,697	(619,659)	44,531
4,726	2,982	1,529	380	117	2,190	(870)
697,652	(89,044)	89,498	(449,356)	57,187	(349,028)	258,278
625,386	(1,470,774)	(125,177)	(1,005,053)	42,978	(1,716,354)	186,286
$977,625	$3,582,572	$543,478	$1,366,664	$65,934	$3,495,466	$323,282

Southland Separate Account L1

Statements of Changes in Net Assets (continued)

Year ended December 31, 2002 and 2001

	Pioneer Mid Cap Value VCT	Pioneer Small Cap Value VCT	Putnam VT Growth and Income	Putnam VT New Opportunities
Net assets at January 1, 2001	$–	$ –	$ –	$ –

Increase (decrease) in net assets
Operations:
Net investment income (loss)	–	–	(155)	(283)
Net realized gain (loss) on investments	–	–	(1,934)	(673)
Net unrealized appreciation (depreciation) of investments	–	–	1,548	(8,492)
Net increase (decrease) in net assets resulting from operations	–	–	(541)	(9,448)

Changes from principal transactions:
Net premiums	–	–	13,241	66,195
Cost of insurance and administrative charges	–	–	(1,708)	(2,912)
Benefit payments	–	–	–	–
Surrenders	–	–	–	(325)
Net transfers among Divisions (including the Guaranteed Interest Division), net	–	–	75,843	8,749
Other	–	–	(6)	56
Increase (decrease) in net assets derived from principal transactions	–	–	87,370	71,763
Total increase (decrease)	–	–	86,829	62,315
Net assets at December 31, 2001	–	–	86,829	62,315

Increase (decrease) in net assets
Operations:
Net investment income (loss)	662	(208)	379	(859)
Net realized gain (loss) on investments	(403)	(685)	(8,979)	(39,951)
Net unrealized appreciation (depreciation) of investments	(5,371)	(2,891)	(18,304)	2,859
Net increase (decrease) in net assets resulting from operations	(5,112)	(3,784)	(26,904)	(37,951)

Changes from principal transactions:
Net premiums	22,996	8,689	82,240	28,782
Cost of insurance and administrative charges	(1,961)	(2,220)	(16,078)	(10,519)
Benefit payments	–	-	-	–
Surrenders	–	(60)	(507)	(789)
Net transfers among Divisions (including the Guaranteed Interest Division), net	45,656	111,594	17,682	16,500
Other	(38)	(754)	(745)	(1,489)
Increase (decrease) in net assets derived from principal transactions	66,653	117,249	82,592	32,485
Total increase (decrease)	61,541	113,465	55,688	(5,466)
Net assets at December 31, 2002	$61,541	$ 113,465	$ 142,517	$56,849

See accompanying notes.

Putnam VT Small Cap Value	Putnam VT Voyager
$ –	$ –

(1,020)	(99)
(3,440)	(146)
27,779	247
23,319	2

36,687	23,451
(12,794)	(1,913)
(7,914)	–
(55,628)	–
349,110	45,164
(1,468)	22
307,993	66,724
331,312	66,726
331,312	66,726

1,863	(808)
(4,954)	(2,167)
(163,564)	(35,967)
(166,655)	(38,942)

235,696	64,761
(89,780)	(17,298)
–	–
(10,617)	(1,014)
363,626	72,021
3,235	219
502,160	118,689
335,505	79,747
$666,817	$146,473

Southland Separate Account L1

Notes to Financial Statements

December 31, 2002

1. Organization

The Southland Separate Account L1 (the "Account") was established by resolution of the Board of directors of Southland Life Insurance Company ("Southland Life") on February 25, 1994. The Account supports the operations of the Future Dimensions Variable Universal Life, Survivor Dimensions Variable Universal Life and Market Dimensions Variable Universal Life policies ("Variable Universal Life Policies" or collectively, "Policies") offered by the Company. The Company is a wholly owned indirect subsidiary of ING Groep, N.V., a global financial services holding company based in The Netherlands.

The Account is organized as a unit investment trust registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended. Market Dimensions Variable Universal Life policies became effective in 2001 and are defined as Class B Policies due to their mortality and expense charge structure. Future Dimensions Variable Universal Life and Survivor Dimensions Variable Universal Life Policies are defined as Class A Policies. The Variable Universal Life Policies allow the Policyholders to specify the allocation of their net premiums to the various funds. They can also transfer their account values among the funds. The Variable Universal Life Policies also provide the Policyholders the option to allocate their net premiums, or to transfer their account values, to a Guaranteed Interest Account ("GIA") in the Company’s general account. The GIA guarantees a rate of interest to the Policyholder, and it is not variable in nature. Therefore, it is not included in the Account financial statements. The Account may be used to support other variable life policies as they are offered by the Company. The assets of the Account are the property of the Company. However, the portion of the Account’s assets attributable to the Policies will not be used to satisfy liabilities arising out of any other operations of the Company.

Southland Separate Account L1

Notes to Financial Statements (continued)

1. Organization (continued)

As of December 31, 2002, the Account consisted of 53 investment divisions (the "Divisions") available to the Policyholders, 37 of which invest in independently managed mutual funds and 16 of which invest in mutual funds advised by an affiliate, either Directed Services, Inc., ING Investments, LLC, or ING Life Insurance and Annuity Company. The assets in each Division are invested in shares of a designated fund ("Fund") of various investment trusts (collectively, the "Trusts"). Investment Divisions at December 31, 2002 and related Trusts are as follows:

The Alger American Fund:	ING Variable Portfolios, Inc.:
Alger American Growth Portfolio	ING VP Index Plus LargeCap Portfolio – Class R Shares
Alger American Leveraged AllCap Portfolio	ING VP Index Plus MidCap Portfolio – Class R Shares
Alger American MidCap Growth Portfolio	ING VP Index Plus SmallCap Portfolio – Class R Shares
Alger American Small Capitalization Portfolio	ING Variable Products Trust:
Fidelity® Variable Insurance Products Fund:	ING VP Growth Opportunities Portfolio – Class R Shares
Fidelity® VIP Equity–Income Portfolio	ING VP MagnaCap Portfolio – Class R Shares
Fidelity® VIP Equity–Income Portfolio Service Class	ING VP MidCap Opportunities Portfolio – Class R Shares
Fidelity® VIP Growth Portfolio	ING VP SmallCap Opportunities Portfolio – Class R Shares
Fidelity® VIP Growth Portfolio Service Class	INVESCO Variable Investment Funds, Inc.:
Fidelity® VIP High Income Portfolio	INVESCO VIF – Core Equity Fund
Fidelity® VIP High Income Portfolio Service Class	INVESCO VIF – Utilities Fund
Fidelity® VIP Money Market Portfolio	Janus Aspen Series:
Fidelity® VIP Overseas Portfolio	Janus Aspen Aggressive Growth Portfolio
Fidelity® VIP Overseas Portfolio Service Class	Janus Aspen Aggressive Growth Portfolio SS
Fidelity® Variable Insurance Products Fund II:	Janus Aspen Balanced Portfolio
Fidelity® VIP II Asset ManagerSM Portfolio	Janus Aspen Balanced Portfolio SS
Fidelity® VIP II Asset ManagerSM Portfolio Service Class	Janus Aspen Growth Portfolio
Fidelity® VIP II Contrafund® Portfolio	Janus Aspen Growth Portfolio SS
Fidelity® VIP II Contrafund® Portfolio Service Class	Janus Aspen International Growth Portfolio
Fidelity® VIP II Index 500 Portfolio	Janus Aspen International Growth Portfolio SS
Fidelity® VIP II Investment Grade Bond Portfolio	Janus Aspen Worldwide Growth Portfolio
The GCG Trust:	Janus Aspen Worldwide Growth Portfolio SS
GCG Trust Fully Managed Series	Pioneer Variable Contracts Trust:
GCG Trust Limited Maturity Bond Series	Pioneer Mid Cap Value VCT Portfolio – Class I Shares
GCG Trust Liquid Asset Series	Pioneer Small Cap Value VCT Portfolio – Class I Shares
GCG Trust Mid–Cap Growth Series	Putnam Variable Trust:
GCG Trust Research Series	Putnam VT Growth and Income Fund – Class IB Shares
GCG Trust Total Return Series	Putnam VT New Opportunities Fund – Class IB Shares
ING Partners, Inc.:	Putnam VT Small Cap Value Fund – Class IB Shares
ING UBS Tactical Asset Allocation Portfolio – Initial Class	Putnam VT Voyager Fund – Class IB Shares
ING Van Kampen Comstock Portfolio – Initial Class
ING Income Shares:
ING VP Bond Portfolio – Class R Shares

Southland Separate Account L1

Notes to Financial Statements (continued)

1. Organization (continued)

During 2002, nine new Divisions became available to the Policyholders for investment:

The GCG Trust:
GCG Trust Limited Maturity Bond
ING Partners, Inc.:
ING UBS Tactical Asset Allocation
ING Van Kampen Comstock
ING Income Shares:
ING VP Bond
ING Variable Portfolios, Inc.:
ING VP Index Plus LargeCap
ING VP Index Plus MidCap
ING VP Index Plus SmallCap
Pioneer Variable Contracts Trust:
Pioneer Mid Cap Value VCT
Pioneer Small Cap Value VCT

The names of certain Divisions were changed during 2002. The following is a summary of current and former names for those Divisions:

Current Name	Former Name
ING VP Growth Opportunities	Pilgrim Growth Opportunities
ING VP MagnaCap	Pilgrim MagnaCap
ING VP MidCap Opportunities	Pilgrim MidCap Opportunities
ING VP SmallCap Opportunities	Pilgrim SmallCap Opportunities
INVESCO VIF–Core Equity	INVESCO VIF–Equity Income

2. Summary of Significant Accounting Policies

The following is a summary of the significant accounting policies of the Account:

Use of Estimates

The preparation of the financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

Southland Separate Account L1

Notes to Financial Statements (continued)

2. Summary of Significant Accounting Policies (continued)

Investments

Investments are made in shares of a Fund and are recorded at fair value, determined by the net asset value per share of the respective Fund. The investments in shares of the Funds are accounted for on the date the order to buy or sell is confirmed. Dividend income and distributions of capital gains are recorded on the ex–dividend date. Realized gains and losses from investment transactions are reported using the first–in, first–out method of accounting for cost. The difference between cost and current fair value of investments owned on the day of measurement is recorded as unrealized appreciation or depreciation of investments.

Federal Income Taxes

Operations of the Account form a part of, and are taxed with, the total operations of Southland Life, which is taxed as a life insurance company under the Internal Revenue Code. Earnings and realized capital gains of the Account attributable to the Policyholders are excluded in the determination of the federal income tax liability of Southland Life.

Policyholder Reserves

Policyholder reserves are presented as Net assets on the Statement of Assets and Liabilities and are equal to the aggregate account values of the Policyholders invested in the Account Divisions. To the extent that benefits to be paid to the Policyholders exceed their account values, Southland Life will contribute additional funds to the benefit proceeds. Conversely, if amounts allocated exceed amounts required, transfers may be made to Southland Life.

Policy Loans

The Variable Universal Life Policies allow the Policyholders to borrow against their Policies by using them as collateral for a loan. At the time of borrowing against the Policies, an amount equal to the loan amount is transferred from the Account to a loan GIA in the Company’s general account to secure the loan. As payments are made on the Policy loan, amounts are transferred back from the loan GIA to the Account Divisions. Interest is credited to the balance in the loan GIA at a fixed rate. The loan GIA is not variable in nature and is not included in these Account statements.

Southland Separate Account L1

Notes to Financial Statements (continued)

3. Charges and Fees

Under the terms of the Policies, certain charges are allocated to the Policies to cover Southland Life’s expenses in connection with the issuance and administration of the Policies. Following is a summary of these charges:

Mortality and Expense Risk Charges

For Future Dimensions and Survivor Dimensions Policies (Class A Policies), charges are made directly against the assets of the Divisions, and are reflected daily in the computation of the unit values of the Divisions. A daily deduction, at an annual rate of .90% of the daily asset value of the Account Divisions, is charged to the Account for mortality and expense risks assumed by the Company.

For Market Dimensions Policies (Class B Policies), mortality and expense risk charges result in the redemption of units rather than in a deduction in the daily computation of unit values. A monthly deduction, at an annual rate of .90%, .60% and .15% of the Account value is charged during policy years 1 through 5, 6 through 10, and 11 and later, respectively.

Other Policy Deductions

The Variable Universal Life Policies provide for certain deductions for sales and tax loads from premium payments received from the Policyholders and for surrender charges and taxes from amounts paid to Policyholders. Such deductions are taken after the redemption of units in the Account and are not included in the Account financial statements.

Premium Taxes

Premiums are subject to a charge for premium and other state and local taxes. The amount and timing of the payment by Southland Life depends on the state of residence and currently ranges up to 4.0% of premiums.

Southland Separate Account L1

Notes to Financial Statements (continued)

4. Related Party Transactions

During the year ended December 31, 2002, management and service fees were paid indirectly to Directed Services, Inc., an affiliate of the Company, in its capacity as investment manager to GCG Trust. The Fund’s advisory agreement provided for a fee at annual rates ranging from 0.54% to 0.94% to the average net assets of each respective Portfolio. Management fees were paid to ING Investments, LLC, an affiliate of the Company, in its capacity as investment advisor to ING Variable Products Trust. The Fund’s advisory agreement provides for a fee at an annual rate of 0.75% of the average net assets of each respective Portfolio. Management fees were also paid to ING Investments, LLC in its capacity as investment advisor to ING Income Shares. The Fund’s advisory agreement provides for a fee at an annual rate of .40% of the average net assets of the ING VP Bond Portfolio. Additionally, management fees were paid to ING Investments, LLC in its capacity as investment advisor to ING Variable Portfolios, Inc. The Fund’s advisory agreement provides for a fee at annual rates ranging from 0.35% to 0.40% of the average net assets of each respective Portfolio. Additionally, management fees were paid to ING Investments, LLC in its capacity as investment advisor to ING Partners, Inc. The Fund’s advisory agreement provides for a fee at an annual rate of 0.90% of the average net assets of the ING UBS Tactical Asset Allocation Portfolio and 0.60% of the average net assets of the ING Van Kampen Comstock Portfolio.

Southland Separate Account L1

Notes to Financial Statements (continued)

5. Purchases and Sales of Investment Securities

The aggregate cost of purchases and proceeds from sales of investments follows:

	Year ended December 31
	2002		2001
	Purchases	Sales	Purchases	Sales
The Alger American Fund:
Alger American Growth	$ 850,400	$ 717,509	$ 1,799,541	$ 469,724
Alger American Leveraged AllCap	767,560	438,289	1,130,641	267,777
Alger American MidCap Growth	1,336,429	897,911	2,907,759	816,034
Alger American Small Capitalization	308,558	216,228	575,354	184,875
Fidelity Variable Insurance Products Fund:
Fidelity® VIP Equity–Income	469,351	332,640	746,144	175,191
Fidelity® VIP Equity–Income SC	337,279	64,656	156,903	2,444
Fidelity® VIP Growth	525,034	701,404	1,649,766	485,034
Fidelity® VIP Growth SC	176,452	147,684	665,956	174,861
Fidelity® VIP High Income	200,718	131,337	518,934	267,804
Fidelity® VIP High Income SC	62,335	9,519	20,657	914
Fidelity® VIP Money Market	3,041,669	2,058,859	4,316,025	5,181,312
Fidelity® VIP Overseas	131,688	107,256	204,148	68,733
Fidelity® VIP Overseas SC	85,929	1,738	3,477	329
Fidelity Variable Insurance Products Fund II:
Fidelity® VIP II Asset ManagerSM	101,087	232,567	348,458	267,630
Fidelity® VIP II Asset ManagerSM SC	85,294	4,624	28,303	3,089
Fidelity® VIP II Contrafund®	626,439	729,112	1,131,807	491,423
Fidelity® VIP II Contrafund® SC	299,489	52,465	255,139	47,266
Fidelity® VIP II Index 500	2,212,428	1,217,894	2,905,021	816,617
Fidelity® VIP II Investment Grade Bond	1,700,435	482,210	706,422	394,072
The GCG Trust:
GCG Trust Fully Managed	814,533	173,449	419,209	64,966
GCG Trust Limited Maturity Bond	82,833	2,672	–	–
GCG Trust Liquid Asset	3,681,725	2,572,413	1,448,656	966,647
GCG Trust Mid–Cap Growth	199,123	20,736	398,782	78,997
GCG Trust Research	26,490	5,616	54,613	881
GCG Trust Total Return	282,201	15,614	409,435	203,343
ING Partners, Inc.:
ING UBS Tactical Asset Allocation	1,014	32	–	–
ING Van Kampen Comstock	14,902	217	–	–
ING Income Shares:
ING VP Bond	416,843	101,742	–	–
ING Variable Portfolios, Inc.:
ING VP Index Plus LargeCap	11,017	2,381	–	–
ING VP Index Plus MidCap	209,192	84,136	–	–
ING VP Index Plus SmallCap	130,139	55,729	–	–
ING Variable Products Trust:
ING VP Growth Opportunities	52,884	30,804	40,095	3,785
ING VP MagnaCap	53,101	8,084	15,930	3,477
ING VP MidCap Opportunities	31,694	2,162	10,525	1,992
ING VP SmallCap Opportunities	163,941	70,808	119,737	3,195
INVESCO Variable Investment Funds, Inc.:
INVESCO VIF – Core Equity	309,939	170,260	465,626	191,596
INVESCO VIF – Utilities	366,254	283,422	453,362	64,448

Southland Separate Account L1

Notes to Financial Statements (continued)

5. Purchases and Sales of Investment Securities (continued)

	Year ended December 31
	2002		2001
	Purchases	Sales	Purchases	Sales
Janus Aspen Series:
Janus Aspen Aggressive Growth	$ 704,169	$ 574,090	$ 2,814,751	$ 1,044,771
Janus Aspen Aggressive Growth SS	132,512	5,633	90,055	2,162
Janus Aspen Balanced	1,085,290	1,663,168	2,146,418	2,046,440
Janus Aspen Balanced SS	1,054,084	346,544	368,640	15,377
Janus Aspen Growth	489,889	616,826	1,485,783	446,117
Janus Aspen Growth SS	314,310	230,218	842,440	172,365
Janus Aspen International Growth	269,040	719,211	402,595	381,427
Janus Aspen International Growth SS	60,663	3,537	25,210	1,942
Janus Aspen Worldwide Growth	626,974	976,065	1,130,346	540,661
Janus Aspen Worldwide Growth SS	305,621	47,571	146,003	3,546
Pioneer Variable Contracts Trust:
Pioneer Mid Cap Value VCT	69,280	1,965	–	–
Pioneer Small Cap Value VCT	119,210	2,169	–	–
Putnam Variable Trust:
Putnam VT Growth and Income	148,715	65,551	124,632	37,610
Putnam VT New Opportunities	114,220	82,595	74,448	2,967
Putnam VT Small Cap Value	842,779	338,756	377,008	70,035
Putnam VT Voyager	161,280	43,000	100,909	34,684

Southland Separate Account L1

Notes to Financial Statements (continued)

6. Changes in Units

The net changes in units outstanding follow:

	Year ended December 31
	2002			2001
	Units Issued	Units Redeemed	Net Increase (Decrease)	Units Issued	Units Redeemed	Net Increase (Decrease)
The Alger American Fund:
Alger American Growth	86,643	57,748	28,895	68,471	25,793	42,678
Alger American Leveraged AllCap	59,762	34,293	25,469	64,844	13,873	50,971
Alger American MidCap Growth	91,904	64,108	27,796	118,160	51,277	66,883
Alger American Small Capitalization	48,847	29,372	19,475	63,573	19,287	44,286
Fidelity Variable Insurance Products Fund:
Fidelity® VIP Equity–Income	25,197	22,770	2,427	35,197	10,458	24,739
Fidelity® VIP Equity–Income SC	36,510	7,081	29,429	16,107	321	15,786
Fidelity® VIP Growth	37,710	51,413	(13,703)	74,826	25,973	48,853
Fidelity® VIP Growth SC	27,511	24,019	3,492	82,244	67,626	14,618
Fidelity® VIP High Income	14,660	16,278	(1,618)	44,220	29,423	14,797
Fidelity® VIP High Income SC	7,396	1,266	6,130	2,497	6,496	(3,999)
Fidelity® VIP Money Market	239,306	162,669	76,637	342,125	419,027	(76,902)
Fidelity® VIP Overseas	13,551	10,184	3,367	11,832	5,181	6,651
Fidelity® VIP Overseas SC	12,362	387	11,975	430	40	390
Fidelity Variable Insurance Products Fund II:
Fidelity® VIP II Asset ManagerSM	5,918	17,311	(11,393)	21,295	18,671	2,624
Fidelity® VIP II Asset ManagerSM SC	8,935	536	8,399	2,942	326	2,616
Fidelity® VIP II Contrafund®	37,339	43,248	(5,909)	54,689	27,947	26,742
Fidelity® VIP II Contrafund® SC	32,671	6,497	26,174	27,582	5,223	22,359
Fidelity® VIP II Index 500	227,466	118,574	108,892	217,007	62,611	154,396
Fidelity® VIP II Investment Grade Bond	128,566	37,516	91,050	50,943	29,744	21,199
The GCG Trust:
GCG Trust Fully Managed	74,693	17,430	57,263	39,638	6,378	33,260
GCG Trust Limited Maturity Bond	7,449	245	7,204	–	–	–
GCG Trust Liquid Asset	339,215	239,233	99,982	220,888	87,953	132,935
GCG Trust Mid–Cap Growth	33,157	4,517	28,640	40,750	9,492	31,258
GCG Trust Research	3,549	823	2,726	6,125	141	5,984
GCG Trust Total Return	26,155	2,023	24,132	37,696	20,017	17,679
ING Partners, Inc.:
ING UBS Tactical Asset Allocation	113	4	109	–	–	–
ING Van Kampen Comstock	1,771	41	1,730	–	–	–
ING Income Shares:
ING VP Bond	38,777	9,727	29,050	–	–	–
ING Variable Portfolios, Inc.:
ING VP Index Plus LargeCap	1,368	308	1,060	–	–	–
ING VP Index Plus MidCap	24,905	10,217	14,688	–	–	–
ING VP Index Plus SmallCap	15,830	6,816	9,014	–	–	–
ING Variable Products Trust:
ING VP Growth Opportunities	7,682	5,029	2,653	5,157	453	4,704
ING VP MagnaCap	6,168	1,054	5,114	1,657	13,922	(12,265)
ING VP MidCap Opportunities	4,104	359	3,745	1,112	218	894
ING VP SmallCap Opportunities	24,437	9,157	15,280	11,492	391	11,101

Southland Separate Account L1

Notes to Financial Statements (continued)

6. Changes in Units (continued)

	Year ended December 31
	2002			2001
	Units Issued	Units Redeemed	Net Increase (Decrease)	Units Issued	Units Redeemed	Net Increase (Decrease)
INVESCO Variable Investment Funds, Inc.:
INVESCO VIF – Core Equity	28,358	15,414	12,944	34,846	13,568	21,278
INVESCO VIF – Utilities	46,799	30,832	15,967	33,732	4,509	29,223
Janus Aspen Series:
Janus Aspen Aggressive Growth	69,914	54,331	15,583	170,146	61,465	108,681
Janus Aspen Aggressive Growth SS	38,269	2,218	36,051	20,351	580	19,771
Janus Aspen Balanced	50,730	89,745	(39,015)	101,493	105,097	(3,606)
Janus Aspen Balanced SS	109,625	37,305	72,320	38,018	1,757	36,261
Janus Aspen Growth	41,062	46,783	(5,721)	86,446	25,641	60,805
Janus Aspen Growth SS	58,076	46,355	11,721	134,953	29,582	105,371
Janus Aspen International Growth	18,782	48,510	(29,728)	21,535	20,401	1,134
Janus Aspen International Growth SS	10,584	722	9,862	3,727	301	3,426
Janus Aspen Worldwide Growth	43,867	68,094	(24,227)	60,288	28,657	31,631
Janus Aspen Worldwide Growth SS	51,879	8,162	43,717	20,856	547	20,309
Pioneer Variable Contracts Trust:
Pioneer Mid Cap Value	7,555	270	7,285	–	–	–
Pioneer Small Cap Value	14,640	300	14,340	–	–	–
Putnam Variable Trust:
Putnam VT Growth and Income	16,978	7,879	9,099	12,803	3,995	8,808
Putnam VT New Opportunities	14,595	12,574	2,021	6,879	361	6,518
Putnam VT Small Cap Value	75,174	33,055	42,119	35,337	6,743	28,594
Putnam VT Voyager	18,796	4,880	13,916	10,713	3,755	6,958

Southland Separate Account L1

Notes to Financial Statements (continued)

7. Financial Highlights

A summary of unit values and units outstanding for Variable Universal Life Policies, expense ratios, excluding expenses of underlying Funds, investment income ratios, and total return for the years ended December 31, 2002 and 2001, along with units outstanding and unit values for the year ended December 31, 2000, follows:

Division	Units (000)	Unit Fair Value Lowest to Highest	Net Assets (000)	Investment Income Ratio	Expense Ratio Lowest to Highest	Total Return Lowest to Highest

The Alger American Fund:
American Growth
2002	316	$6.01 to $12.25	$3,537	0.04%	0% to .90%	-34.03% to -32.92%
2001	287	$8.96 to $18.57	5,212	12.78%	0% to .90%	-12.57%
2000	245	$21.24	5,192	*	*	*

American Leveraged AllCap
2002	214	$6.24 to $13.36	2,602	0.01%	0% to .90%	-35.49% to -33.97%
2001	188	$9.45 to $20.71	3,600	3.45%	0% to .90%	-16.56%
2000	137	$24.82	3,404	*	*	*

American MidCap Growth
2002	233	$8.84 to $13.72	2,940	–	0% to .90%	-30.57% to -29.56%
2001	205	$12.55 to $19.76	3,736	39.21%	0% to .90%	-7.40%
2000	139	$21.34	2,958	*	*	*

American Small Capitalization
2002	219	$5.02 to $6.43	1,384	–	0% to .90%	-27.59% to -26.18%
2001	200	$6.80 to $8.88	1,765	0.05%	0% to .90%	-29.86%
2000	155	$12.66	1,967	*	*	*

Southland Separate Account L1

Notes to Financial Statements (continued)

7. Financial Highlights (continued)

Division	Units (000)	Unit Fair Value Lowest to Highest	Net Assets (000)	Investment Income Ratio	Expense Ratio Lowest to Highest	Total Return Lowest to Highest

Fidelity Variable Insurance Products Fund:
Fidelity® VIP Equity–Income
2002	206	$13.08	2,700	4.06%	0.90%	-18.20%
2001	204	$15.99	3,262	6.13%	0.90%	-5.66%
2000	179	$16.95	3,039	*	*	*

Fidelity® VIP Equity Income SC
2002	45	$7.74 to $7.98	359	2.23%	0% to .90%	-17.75% to -16.96%
2001	16	$9.41 to $9.61	151	–	0% to .90%	**
2000	**	**	**	**	**	**
Fidelity® VIP Growth
2002	239	$11.70	$2,794	0.26%	0.90%	-31.14%
2001	252	$16.99	4,289	6.75%	0.90%	-18.36%
2000	204	$20.81	4,237	*	*	*

Fidelity® VIP Growth SC
2002	64	$5.64 to $5.96	375	0.14%	0% to .90%	-30.80% to -30.13%
2001	60	$8.15 to $8.53	511	–	0% to .90%	**
2000	**	**	**	**	**	**

Fidelity® VIP High Income
2002	100	$8.31	833	10.65%	0.90%	1.47%
2001	102	$8.19	834	13.04%	0.90%	-11.94%
2000	87	$9.30	810	*	*	*

Fidelity® VIP High Income SC
2002	9	$8.48 to $8.97	73	6.52%	0% to .90%	2.75% to 3.67%
2001	2	$8.18 to $8.73	20	–	0% to .90%	**
2000	**	**	**	**	**	**

Southland Separate Account L1

Notes to Financial Statements (continued)

7. Financial Highlights (continued)

Division	Units (000)	Unit Fair Value Lowest to Highest	Net Assets (000)	Investment Income Ratio	Expense Ratio Lowest to Highest	Total Return Lowest to Highest

Fidelity Variable Insurance Products Fund (continued):
Fidelity® VIP Money Market
2002	248	$12.62	$3,123	0.77%	0.90%	1.12%
2001	171	$12.48	2,133	–	0.90%	3.14%
2000	248	$12.10	2,999	*	*	*

Fidelity® VIP Overseas
2002	44	$9.02	395	0.79%	0.90%	-21.57%
2001	40	$11.50	464	12.66%	0.90%	-21.72%
2000	34	$14.69	496	*	*	*

Fidelity® VIP Overseas SC
2002	12	$6.08 to $6.16	76	0.05%	0% to .90%	-21.03% to -20.31%
2001	–	$7.63 to $7.80	3	–	0% to .90%	**
2000	**	**	**	**	**	**

Fidelity Variable Insurance Products Fund II:
Fidelity® VIP Asset ManagerSM
2002	50	$12.95	$642	4.07%	0.90%	-10.13%
2001	61	$14.41	879	5.51%	0.90%	-4.76%
2000	58	$15.13	883	*	*	*

Fidelity® VIP Asset ManagerSM SC
2002	11	$8.57 to $9.03	99	2.41%	0% to .90%	-8.83% to -8.79%
2001	3	$9.40 to $9.90	26	–	0% to .90%	**
2000	**	**	**	**	**	**

Fidelity® VIP Contrafund®
2002	357	$15.27	5,449	0.84%	0.90%	-11.17%
2001	363	$17.19	6,234	3.50%	0.90%	-12.87%
2000	336	$19.73	6,632	*	*	*

Southland Separate Account L1

Notes to Financial Statements (continued)

7. Financial Highlights (continued)

Division	Units (000)	Unit Fair Value Lowest to Highest	Net Assets (000)	Investment Income Ratio	Expense Ratio Lowest to Highest	Total Return Lowest to Highest

Fidelity Variable Insurance Products Fund II (continued):
Fidelity® VIP Contrafund® SC
2002	49	$7.80 to $8.66	415	0.46%	0% to .90%	-10.14% to -9.51%
2001	22	$8.68 to $9.57	209	–	0% to .90%	**
2000	**	**	**	**	**	**

Fidelity® VIP Index 500
2002	677	$6.88 to $12.98	7,697	1.26%	0% to .90%	-23.33% to -22.26%
2001	568	$8.85 to $16.93	8,996	1.06%	0% to .90%	-12.82%
2000	413	$19.42	8,024	*	*	*

Fidelity® VIP Investment Grade Bond
2002	195	$11.69 to $15.17	2,797	2.87%	0% to .90%	9.14% to 10.39%
2001	104	$10.59 to $13.90	1,419	5.02%	0% to .90%	7.67%
2000	83	$12.91	1,065	*	*	*

The GCG Trust:
GCG Trust Fully Managed
2002	91	$10.55 to $10.72	962	3.37%	0% to .90%	-0.38% to 0.56%
2001	33	$10.59 to $10.66	353	12.99%	0% to .90%	**
2000	**	**	**	**	**	**

GCG Trust Limited Maturity Bond
2002	7	$10.61 to $12.72	80	5.06%	0% to .90%	***
2001	***	***	***	***	***	***
2000	***	***	***	***	***	***

Southland Separate Account L1

Notes to Financial Statements (continued)

7. Financial Highlights (continued)

Division	Units (000)	Unit Fair Value Lowest to Highest	Net Assets (000)	Investment Income Ratio	Expense Ratio Lowest to Highest	Total Return Lowest to Highest

The GCG Trust (continued):
GCG Trust Liquid Asset
2002	143	$10.35 to $11.41	$1,591	1.32%	0% to .90%	0.58% to 1.42%
2001	43	$10.29 to $11.25	482	2.82%	0% to .90%	**
2000	**	**	**	**	**	**

GCG Trust MidCap Growth
2002	60	$3.86 to $6.67	294	–	0% to .90%	-50.39% to -48.85%
2001	31	$7.78 to $13.04	298	1.27%	0% to .90%	**
2000	**	**	**	**	**	**

GCG Trust Research
2002	9	$5.75 to $6.59	56	0.53%	0% to .90%	-25.52% to -24.86%
2001	6	$7.72 to $8.77	51	7.19%	0% to .90%	**
2000	**	**	**	**	**	**

GCG Trust Total Return
2002	42	$9.67 to $11.06	434	3.32%	0% to .90%	-5.93% to -5.06%
2001	18	$10.28 to $11.65	192	9.33%	0% to .90%	**
2000	**	**	**	**	**	**

ING Partners, Inc.:
ING UBS Tactical Asset Allocation
2002	–	$7.78 to $7.83	1	–	0% to .90%	***
2001	***	***	***	***	***	***
2000	***	***	***	***	***	***

ING Van Kampen Comstock
2002	2	$8.35 to $8.40	14	0.80%	0% to .90%	***
2001	***	***	***	***	***	***
2000	***	***	***	***	***	***

Southland Separate Account L1

Notes to Financial Statements (continued)

7. Financial Highlights (continued)

Division	Units (000)	Unit Fair Value Lowest to Highest	Net Assets (000)	Investment Income Ratio	Expense Ratio Lowest to Highest	Total Return Lowest to Highest

ING Income Shares:
ING VP Bond
2002	29	$10.77 to $10.84	$314	6.38%	0% to .90%	***
2001	***	***	***	***	***	***
2000	***	***	***	***	***	***

ING Variable Portfolios, Inc.:
ING VP Index Plus LargeCap
2002	1	$7.94 to $7.99	8	–	0% to .90%	***
2001	***	***	***	***	***	***
2000	***	***	***	***	***	***

ING VP Index Plus MidCap
2002	15	$8.26 to $8.31	121	0.15%	0% to .90%	***
2001	***	***	***	***	***	***
2000	***	***	***	***	***	***

ING VP Index Plus SmallCap
2002	9	$8.17 to $8.23	74	0.20%	0% to .90%	***
2001	***	***	***	***	***	***
2000	***	***	***	***	***	***

ING Variable Products Trust:
ING VP Growth Opportunities
2002	7	$5.85 to $5.94	44	–	0% to .90%	-32.21% to -31.57%
2001	5	$8.63 to $8.68	41	–	0% to .90%	**
2000	**	**	**	**	**	**

Southland Separate Account L1

Notes to Financial Statements (continued)

7. Financial Highlights (continued)

Division	Units (000)	Unit Fair Value Lowest to Highest	Net Assets (000)	Investment Income Ratio	Expense Ratio Lowest to Highest	Total Return Lowest to Highest

ING Variable Products Trust (continued):
ING VP MagnaCap
2002	6	$7.45 to $7.57	$48	1.33%	0% to .90%	-23.43% to -22.76%
2001	1	$9.73 to $9.80	13	1.15%	0% to .90%	**
2000	**	**	**	**	**	**

ING VP Mid–Cap Opportunities
2002	5	$6.70 to $6.81	32	–	0% to .90%	-26.54% to -25.82%
2001	1	$9.12 to $9.18	8	–	0% to .90%	**
2000	**	**	**	**	**	**

ING VP Small Cap Opportunities
2002	26	$5.41 to $5.49	144	–	0% to .90%	-44.11% to -43.63%
2001	11	$9.68 to $9.74	108	0.36%	0% to .90%	**
2000	**	**	**	**	**	**

INVESCO Variable Investment Funds, Inc.:
INVESCO VIF-Core Equity
2002	118	$7.95 to $12.28	1,358	1.64%	0% to .90%	-20.67% -19.04%
2001	105	$9.82 to $15.48	1,560	1.52%	0% to .90%	-9.79%
2000	84	$17.16	1,443	*	*	*

INVESCO VIF-Utilities
2002	104	$5.62 to $10.45	939	0.48%	0% to .90%	-21.37% to -20.28%
2001	88	$7.05 to $13.29	1,108	1.04%	0% to 90%	-32.84%
2000	59	$19.79	1,173	*	*	*

Southland Separate Account L1

Notes to Financial Statements (continued)

7. Financial Highlights (continued)

Division	Units (000)	Unit Fair Value Lowest to Highest	Net Assets (000)	Investment Income Ratio	Expense Ratio Lowest to Highest	Total Return Lowest to Highest

Janus Aspen Series:
Janus Aspen Aggressive Growth
2002	378	$9.28	$3,507	–	0.90%	-29.86%
2001	362	$13.23	4,795	–	0.90%	-39.70%
2000	254	$21.94	5,566	*	*	*

Janus Aspen Aggressive Growth SS
2002	56	$2.98 to $4.26	173	–	0% to .90%	-28.88% to -28.19%
2001	20	$4.15 to $5.99	86	–	0% to .90%	**
2000	**	**	**	**	**	**

Janus Aspen Balanced
2002	335	$17.65	5,917	2.41%	0.90%	-8.31%
2001	374	$19.25	7,205	2.59%	0.90%	-5.22%
2000	378	$20.31	7,675	*	*	*

Janus Aspen Balanced SS
2002	109	$8.72 to $9.08	978	2.37%	0% to .90%	-7.43% to -6.68%
2001	36	$9.42 to $9.73	352	–	0% to .90%	**
2000	**	**	**	**	**	**

Janus Aspen Growth
2002	327	$10.97	3,583	–	0.90%	-27.88%
2001	332	$15.21	5,053	0.26%	0.90%	-25.04%
2000	271	$20.29	5,509	*	*	*

Janus Aspen Growth SS
2002	117	$4.56 to $5.40	543	–	0% to .90%	-27.42% to -26.81%
2001	105	$6.23 to $7.44	669	–	0% to .90%	**
2000	**	**	**	**	**	**

Southland Separate Account L1

Notes to Financial Statements (continued)

7. Financial Highlights (continued)

Division	Units (000)	Unit Fair Value Lowest to Highest	Net Assets (000)	Investment Income Ratio	Expense Ratio Lowest to Highest	Total Return Lowest to Highest

Janus Aspen Series (continued):
Janus Aspen International Growth
2002	111	$12.27	$1,367	0.84%	0.90%	-27.01%
2001	141	$16.81	2,371	1.04%	0.90%	-23.76%
2000	140	$22.05	3,087	*	*	*

Janus Aspen International Growth SS
2002	13	$4.95 to $5.58	66	0.79%	0% to .90%	-26.48% to -25.79%
2001	3	$6.67 to $7.59	23	–	0% to .90%	**
2000	**	**	**	**	**	**

Janus Aspen Worldwide Growth
2002	279	$12.51	3,495	0.89%	0.90%	-27.10%
2001	304	$17.16	5,212	0.50%	0.90%	-22.91%
2000	272	$22.26	6,054	*	*	*

Janus Aspen Worldwide Growth SS
2002	64	$5.01 to $5.65	323	0.82%	0% to .90%	-27.19% to -25.67%
2001	20	$6.74 to $7.76	137	–	0% to .90%	–
2000	**	**	**	**	**	**

Pioneer Variable Contracts Trust:
Pioneer Mid Cap Value
2002	7	$8.44 to $8.49	62	2.13%	0% to .90%	***
2001	***	***	***	***	***	***
2000	***	***	***	***	***	***

Southland Separate Account L1

Notes to Financial Statements (continued)

7. Financial Highlights (continued)

Division	Units (000)	Unit Fair Value Lowest to Highest	Net Assets (000)	Investment Income Ratio	Expense Ratio Lowest to Highest	Total Return Lowest to Highest

Pioneer Variable Contracts Trust:
Pioneer Small Cap Value
2002	14	$7.91 to $7.96	$113	–	0% to .90%	***
2001	***	***	***	***	***	***
2000	***	***	***	***	***	***

Putnam Variable Trust:
Putnam VT Growth and Income
2002	18	$7.88 to $8.01	143	1.61%	0% to .90%	-20.00% to -19.01%
2001	9	$9.85 to $9.89	87	–	0% to .90%	**
2000	**	**	**	**	**	**

Putnam VT New Opportunities
2002	9	$6.57 to $6.68	57	–	0% to .90%	-31.20% to -30.49%
2001	7	$9.55 to $9.61	62	–	0% to .90%	**
2000	**	**	**	**	**	**

Putnam VT Small Cap Value
2002	71	$9.38 to $9.53	667	1.20%	0% to .90%	-19.00% to -18.27%
2001	29	$11.58 to $11.66	331	–	0% to .90%	**
2000	**	**	**	**	**	**

Putnam VT Voyager
2002	21	$6.92 to $7.03	146	0.63%	0% to .90%	-27.96% to -26.84%
2001	7	$9.57 to $9.61	67	–	0% to .90%	**
2000	**	**	**	**	**	**

* Not provided for 2000.
** As investment Division was not available until 2001, this data is not meaningful and is therefore not presented.
*** As investment Division was not available until 2002, this data is not meaningful and is therefore not presented.

Financial Statements — Statutory Basis
Southland Life Insurance Company
Years ended December 31, 2002 and 2001
with Report of Independent Auditors

Southland Life Insurance Company

Financial Statements - Statutory Basis

Years ended December 31, 2002 and 2001

Report of Independent Auditors

Board of Directors and Stockholder
Southland Life Insurance Company

We have audited the accompanying statutory basis balance sheets of Southland Life Insurance Company ("the Company" and a wholly owned subsidiary of ING America Insurance Holdings, Inc.) as of December 31, 2002 and 2001, and the related statutory basis statements of operations, changes in capital and surplus, and cash flows for the years then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 1 to the financial statements, the Company presents its financial statements in conformity with accounting practices prescribed or permitted by the Division of Insurance of the Department of Regulatory Agencies of the State of Texas (Texas Department of Insurance), which practices differ from accounting principles generally accepted in the United States. The variances between such practices and accounting principles generally accepted in the United States are described in Note 1. The effects on the financial statements of these variances are not reasonably determinable but are presumed to be material.

In our opinion, because of the effects of the matter described in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the United States, the financial position of Southland Life Insurance Company at December 31, 2002 and 2001 or the results of its operations or its cash flows for the years then ended.

However, in our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Southland Life Insurance Company at December 31, 2002 and 2001, and the results of its operations and its cash flows for the years then ended, in conformity with accounting practices prescribed or permitted by the Texas Department of Insurance.

As discussed in Note 3 to the financial statements, in 2001 the Company changed various accounting policies to be in accordance with the revised NAIC Accounting Practices and Procedures Manual, as adopted by the Texas Department of Insurance.

March 21, 2003

Southland Life Insurance Company

Balance Sheets - Statutory Basis

	December 31
	2002	2001
	(In Thousands)
Admitted assets
Cash and invested assets:
Bonds	$2,123,233	$2,060,778
Preferred stocks	102	138
Common stocks	88	161
Mortgage loans	505,343	482,113
Policy loans	63,708	87,663
Other invested assets	17,536	37,694
Cash and short-term investments	154,432	105,101
Total cash and invested assets	2,864,442	2,773,648

Deferred and uncollected premiums, less loading	4,114	3,998
(2002-$446, 2001-$69)
Accrued investment income	28,752	29,927
Reinsurance balances recoverable	4,747	10,727
Indebtedness from related parties	1,167	20
Federal income tax recoverable	34,632	18,689
Separate account assets	77,841	92,257
Other assets	337	919

Total admitted assets	$3,016,032	$2,930,185

Southland Life Insurance Company

Balance Sheets - Statutory Basis (continued)

	December 31
	2002	2001
	(In Thousands, except share amounts)
Liabilities and capital and surplus
Liabilities:
Policy and contract liabilities:
Life and annuity reserves	$2,441,080	$2,382,848
Accident and health reserves	–	7,676
Payable on reinsurance	25,842	–
Deposit type contracts	20,408	16,472
Policyholders’ funds	37	330
Dividends payable	12	16
Unpaid claims	9,512	14,332
Total policy and contract liabilities	2,496,891	2,421,674

Accounts payable and accrued expenses	19,361	34,726
Interest maintenance reserve	10,541	15,721
Indebtedness to related parties	–	30,187
Contingency reserve	8,332	10,575
Asset valuation reserve	11,018	14,894
Borrowed money	191,619	47,260
Dividends payable	88,700	5,000
Other liabilities	(13,141)	124,351
Separate account liabilities	77,841	92,257
Total liabilities	2,891,162	2,796,645

Capital and surplus:
Common stock, $3.00 par value; authorized
2,550,000 shares, issued and outstanding 2,500,000
shares	7,500	7,500
Additional paid-in capital	69,900	69,900
Unassigned surplus	47,470	56,140
Total capital and surplus	124,870	133,540
Total liabilities and capital and surplus	$3,016,032	$2,930,185

See accompanying notes – statutory basis

Southland Life Insurance Company

Statements of Operations - Statutory Basis

	Year ended December 31
	2002	2001
	(In Thousands)
Premiums and other revenues:
Life, annuity, and accident and health premiums	$119,378	$425,718
Policy proceeds and dividends left on deposit	–	187
Net investment income	180,618	175,587
Amortization of interest maintenance reserve	5,677	2,575
Commissions, expense allowances and reserve
adjustments on reinsurance ceded	30,613	4,223
Other revenues	15,375	12,312
Total premiums and other revenues	351,661	620,602

Benefits paid or provided:
Death benefits	49,076	61,277
Annuity benefits	2,531	2,732
Surrender benefits	74,446	78,353
Interest on policy or contract funds	(874)	874
Accident and health benefits	225	3,699
Other benefits	801	2,956
Increase in life, annuity, and accident and
health reserves	50,557	283,163
Net transfers to separate accounts	19,333	20,088
Total benefits paid or provided	196,095	453,142

Insurance expenses:
Commissions	48,433	71,242
General expenses	38,036	40,976
Insurance taxes, licenses and fees, excluding
federal income taxes	11,472	10,712
Total insurance expenses	97,941	122,930
Gain from operations before policyholder
dividends, federal income taxes and net
realized capital losses	57,625	44,530

Southland Life Insurance Company

Statement of Operations - Statutory Basis (continued)

	Year ended December 31
	2002	2001
	(In Thousands)

Dividends to policyholders	$28	$54
Gain from operations before federal income taxes
and net realized capital losses	57,597	44,476
Federal income taxes	1,857	8,169
Gain from operations before net realized capital
gains	55,740	36,307

Net realized capital losses net of income taxes
2002 - $3,907; 2001 - $91 and excluding net
transfers to the interest maintenance reserve
2002- $498; 2001 - $2,779	(8,904)	(16,733)
Net income	$46,836	$19,574

See accompanying notes – statutory basis.

Southland Life Insurance Company

Statements of Changes in Capital and Surplus - Statutory Basis

	Year ended December 31
	2002	2001
	(In Thousands)
Common stock:
Balance at beginning and end of year	$ 7,500	$ 7,500

Paid-in and contributed surplus:
Balance at beginning of year	69,900	59,600
Capital contributions	–	10,300
Balance at end of year	69,900	69,900

Unassigned surplus:
Balance at beginning of year	56,140	42,311
Net income	46,836	19,574
Change in net unrealized capital gains or
losses	(4,143)	(1,118)
Change in nonadmitted assets	40,597	(35,611)
Change in liability for reinsurance in
unauthorized companies	(45)	(480)
Change in asset valuation reserve	3,876	4,929
Change in net deferred income tax	(23,941)	13,775
Change in accounting principle, net of tax	–	21,557
Deferral recognition of gain on
reinsurance of existing business, net of
tax	48,150	(3,797)
Dividends to stockholder	(120,000)	(5,000)
Balance at end of year	47,470	56,140

Total capital and surplus	$ 124,870	$ 133,540

See accompanying notes – statutory basis.

Southland Life Insurance Company

Statements of Cash Flows - Statutory Basis

	Year ended December 31
	2002	2001
	(In Thousands)
Operations
Premiums, policy proceeds, and other
considerations received, net of
reinsurance paid	$ 119,739	$ 430,289
Net investment income received	179,164	166,479
Commission and expense allowances
received on reinsurance ceded	30,613	425
Benefits paid	(126,019)	(156,635)
Net transfers to separate accounts	(16,873)	(9,473)
Insurance expenses paid	(89,881)	(123,869)
Dividends paid to policyholders	(32)	(54)
Federal income taxes received (paid)	15,887	(27,421)
Net other revenues (expenses)	11,202	(1,081)
Net cash provided by operations	123,800	278,660

Investments
Proceeds from sales, maturities, or
repayments of investment
Bonds	4,407,921	2,377,610
Preferred stocks	76	598
Real estate	2,600	–
Mortgage loans	56,342	39,510
Other invested assets	2,200	1,685
Miscellaneous proceeds	22,518	139,797
Tax (payment) benefit on capital gains
or losses	(3,907)	(91)
Net proceeds from sales, maturities, or
repayments of investments	4,487,750	2,559,109

Cost of investments acquired:
Bonds	4,484,760	2,758,286
Mortgage loans	80,337	59,862
Real estate	2,475	–
Other invested assets	5,086	6,941
Miscellaneous applications	140,164	22,081
Total cost of investments acquired	4,712,822	2,847,170
Net (decrease) in policy loans	(25,112)	(1,049)
Net cash used in investment activities	(199,960)	(287,012)

Southland Life Insurance Company

Statements of Cash Flows - Statutory Basis (continued)

	Year ended December 31
	2002	2001
	(In Thousands)
Financing and miscellaneous activities
Cash provided:
Capital and surplus paid-in	$ 48,150	$ 31,300
Borrowed money	144,394	(89,260)
Other (uses) sources	(30,753)	46,613
Dividends to stockholder	(36,300)	–
Net cash provided by (used in) financing
and miscellaneous activities	125,491	(11,347)
Net increase (decrease) in cash and
short-term investments	49,331	(19,699)
Cash and short-term investments:
Beginning of year	105,101	124,800
End of year	$154,432	$105,101

See accompanying notes – statutory basis.

Southland Life Insurance Company

Notes to Financial Statements - Statutory Basis

December 31, 2002

1. Nature of Operations and Significant Accounting Policies

Southland Life Insurance Company (the "Company") is a wholly owned, Texas domiciled subsidiary of ING America Life Corporation (the "Parent"), a wholly owned subsidiary of ING America Insurance Holdings, Inc.("ING AIH"). The Parent has another insurance subsidiary, Life Insurance Company of Georgia ("LOG"), in addition to a minor non-insurance subsidiary.

The Company’s market focus is on the middle-income consumer. The life insurance products offered address retirement accumulation, wealth transfer and estate planning, and death protection needs. Products include universal life, survivorship and traditional life insurance and products with low expense loads to institutional and individual customers. Operations are conducted through independent producers. An increasing portion of the Company’s business is no-load products sold to individuals, by fee-based financial planners, businesses and institutions. The Company is presently licensed in forty-nine states (all states except New York), the District of Columbia, and Puerto Rico.

The preparation of financial statements of insurance companies requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.

Basis of Presentation

The accompanying financial statements of the Company have been prepared in conformity with accounting practices prescribed or permitted by the Texas Department of Insurance, which practices differ from accounting principles generally accepted in the United States ("GAAP"). The most significant variances from GAAP are as follows:

Investments: Investments in bonds and mandatorily redeemable preferred stocks are reported at amortized cost or market value based on the National Association of Insurance Commissioners ("NAIC") rating; for GAAP, such fixed maturity investments are designated at purchase as held-to-maturity, trading or available-for-sale. Held-to-maturity investments are reported at amortized cost, and the remaining fixed maturity investments are reported at fair value with unrealized capital gains and losses reported in

Southland Life Insurance Company

Notes to Financial Statements - Statutory Basis (continued)

1. Nature of Operations and Significant Accounting Policies (continued)

Basis of Presentation (continued)

operations for those designated as trading and as a separate component of other comprehensive income in stockholder’s equity for those designated as available-for-sale.

For structured securities, when a negative yield results from a revaluation based on new prepayment assumptions (i.e., undiscounted cash flows are less than current book value), an other than temporary impairment is considered to have occurred and the asset is written down to the value of the undiscounted cash flows. For GAAP, assets are re-evaluated based on the discounted cash flows using a current market rate. Impairments are recognized when there has been an adverse change in cash flows and the fair value is less than book. The asset is then written down to fair value.

Derivative instruments that meet the criteria of an effective hedge are valued and reported in a manner that is consistent with the hedged asset or liability. Embedded derivatives are not accounted for separately from the host contract. Under GAAP, the effective and ineffective portions of a single hedge are accounted for separately, an embedded derivative within a contract that is not clearly and closely related to the economic characteristics and risk of the host contract is accounted for separately from the host contract and valued and reported at fair value, and the change in fair value for cash flow hedges is credited or charged directly to a separate component of shareholders’ equity rather than to income as required for fair value hedges.

Valuation Reserves: The asset valuation reserve ("AVR") is determined by a NAIC-prescribed formula and is reported as a liability rather than as a valuation allowance or an appropriation of surplus. The change in AVR is reported directly to unassigned surplus. Under a formula prescribed by the NAIC, the Company defers the portion of realized gains and losses on sales of fixed-income investments, principally bonds and mortgage loans, attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity based on groupings of individual securities sold in five-year bands. The net deferral is reported as the interest maintenance reserve ("IMR") in the accompanying balance sheets.

Realized gains and losses on investments are reported in operations net of federal income tax and transfers to the IMR. Under GAAP, realized capital gains and losses are reported in the statements of operations on a pretax basis in the period that the asset giving rise to the gain or loss is sold and credit impairments are charged to income when there has been a decline in value deemed other than temporary.

Southland Life Insurance Company

Notes to Financial Statements - Statutory Basis (continued)

1. Nature of Operations and Significant Accounting Policies (continued)

Basis of Presentation (continued)

Valuation allowances, if necessary, are established for mortgage loans based on the difference between the net value of the collateral, determined as the fair value of the collateral less estimated costs to obtain and sell, and the recorded investment in the mortgage loan. Under GAAP, such allowances are based on the present value of expected future cash flows discounted at the loan’s effective interest rate or, if foreclosure is probable, on the estimated fair value of the collateral.

The initial valuation allowance and subsequent changes in the allowance for mortgage loans as a result of a temporary impairment are charged or credited directly to unassigned surplus, rather than being included as a component of earnings as would be required under GAAP.

Policy Acquisition Costs: The costs of acquiring and renewing business are expensed when incurred. Under GAAP, acquisition costs related to traditional life insurance, to the extent recoverable from future policy revenues, are deferred and amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing policy benefit reserves. For universal life insurance and investment products, to the extent recoverable from future gross profits, acquisition costs are amortized generally in proportion to the present value of expected gross margins from surrender charges and investment, mortality, and expense margins.

Premiums: Life premiums are recognized as revenue when due. Premiums for annuity policies with mortality and morbidity risk, except for guaranteed interest and group annuity contracts, are also recognized as revenue when due. Premiums received for annuity policies without mortality or morbidity risk and for guaranteed interest and group annuity contracts are recorded using deposit accounting. In deposit accounting premiums are credited to an appropriate policy reserve account, without recognizing premium income.

Under GAAP, premiums for traditional life insurance products, which include those products with fixed and guaranteed premiums and benefits and consist primarily of whole life insurance policies, are recognized as revenue when due. Group insurance premiums are recognized as premium revenue over the time period to which the premiums relate. Revenues for universal life, annuities and guaranteed interest contracts consist of policy charges for the cost of insurance, policy administration charges, amortization of policy initiation fees and surrender charges assessed during the period.

Southland Life Insurance Company

Notes to Financial Statements - Statutory Basis (continued)

1. Nature of Operations and Significant Accounting Policies (continued)

Basis of Presentation (continued)

Benefit and Contract Reserves: Life policy and contract reserves under statutory accounting practices are calculated based upon both the net level premium and Commissioners’ Reserve Valuation methods using statutory rates for mortality and interest. GAAP requires that policy reserves for traditional products be based upon the net level premium method utilizing reasonably conservative estimates of mortality, interest, and withdrawals prevailing when the policies were sold. For interest-sensitive products, the GAAP policy reserve is equal to the policy fund balance plus an unearned revenue reserve which reflects the unamortized balance of early year policy loads over renewal year policy loads.

Reinsurance: For business ceded to unauthorized reinsurers, statutory accounting practices require that reinsurance credits permitted by the treaty be recorded as an offsetting liability and charged against unassigned surplus. Under GAAP, an allowance for amounts deemed uncollectible would be established through a charge to earnings. Statutory income recognized on certain reinsurance treaties representing financing arrangements is not recognized on a GAAP basis.

Policy and contract liabilities ceded to reinsurers have been reported as reductions of the related reserves rather than as assets as required under GAAP.

Commissions allowed by reinsurers on business ceded are reported as income when received rather than being deferred and amortized with deferred policy acquisition costs as required under GAAP.

Nonadmitted Assets: Certain assets designated as "nonadmitted," principally deferred federal income tax assets, disallowed interest maintenance reserves, non-operating software, past-due agents’ balances, furniture and equipment, intangible assets, and other assets not specifically identified as an admitted asset within the NAIC Accounting Practices and Procedures Manual are excluded from the accompanying balance sheets and are charged directly to unassigned surplus.

Universal Life and Annuity Policies: Revenues for universal life and annuity policies consist of the entire premium received and benefits incurred represent the total of death benefits paid and the change in policy reserves. Under GAAP, premiums received in excess of policy charges would not be recognized as premium revenue and benefits would represent the excess of benefits paid over the policy account value and interest credited to the account values.

Southland Life Insurance Company

Notes to Financial Statements - Statutory Basis (continued)

1. Nature of Operations and Significant Accounting Policies (continued)

Basis of Presentation (continued)

Policyholder Dividends: Policyholder dividends are recognized when declared rather than over the term of the related policies.

Deferred Income Taxes: Deferred tax assets are provided for and admitted to an amount determined under a standard formula. This formula considers the amount of differences that will reverse in the subsequent year, taxes paid in prior years that could be recovered through carrybacks, surplus limits and the amount of deferred tax liabilities available for offset. Any deferred tax assets not covered under the formula are non-admitted. Deferred taxes do not include any amounts for state taxes. Under GAAP, a deferred tax asset is recorded for the amount of gross deferred tax assets that are expected to be realized in future years and a valuation allowance is established for the portion that is not realizable.

Statements of Cash Flows: Cash and short-term investments in the statements of cash flows represent cash balances and investments with initial maturities of one year or less. Under GAAP, the corresponding caption of cash and cash equivalents include cash balances and investments with initial maturities of three months or less.

Reconciliation to GAAP

The effects of the preceding variances from GAAP on the accompanying statutory basis financial statements have not been determined, but are presumed to be material.

Other significant accounting practices are as follows:

Investments

Bonds, preferred stocks, common stocks, short-term investments and derivative instruments are stated at values prescribed by the NAIC, as follows:

Bonds not backed by other loans are principally stated at amortized cost using the interest method.

Single class and multi-class mortgage-backed/asset-backed securities are valued at amortized cost using the interest method including anticipated prepayments. Prepayment assumptions are obtained from dealer surveys or internal estimates and are based on the current interest rate and economic environment. The retrospective adjustment method is used to value all such securities except for higher-risk asset backed securities, which are valued using the prospective method.

Southland Life Insurance Company

Notes to Financial Statements - Statutory Basis (continued)

1. Nature of Operations and Significant Accounting Policies (continued)

Investments (continued)

Common stocks are reported at market value as determined by the SVO and the related unrealized capital gains/(losses) are reported in unassigned surplus along with adjustment for federal income taxes.

The Company analyzes the general account investments to determine whether there has been an other than temporary decline in fair value below the amortized cost basis. Management considers the length of the time and the extent to which the market value has been less than cost; the financial condition and near-term prospects of the issuer; future economic conditions and market forecasts; and the Company’s intent and ability to retain the investment in the issuer for a period of time sufficient to allow for recovery in market value. If it is probable that all amounts due according to the contractual terms of a debt security will not be collected, an other than temporary impairment is considered to have occurred.

The Company uses interest rate swaps, caps and floors, options and certain other derivatives as part of its overall interest rate risk management strategy for certain life insurance and annuity products. As the Company only uses derivatives for hedging purposes, the Company values all derivative instruments on a consistent basis with the hedged item. Upon termination, gains and losses on those instruments are included in the carrying values of the underlying hedged items and are amortized over the remaining lives of the hedged items as adjustments to investment income or benefits from the hedged items. Any unamortized gains or losses are recognized when the underlying hedged items are sold.

Interest rate swap contracts are used to convert the interest rate characteristics (fixed or variable) of certain investments to match those of the related insurance liabilities that the investments are supporting. The net interest effect of such swap transactions is reported as an adjustment of interest income from the hedged items as incurred.

Interest rate caps and floors are used to limit the effects of changing interest rates on yields of variable rate or short-term assets or liabilities. The initial cost of any such agreement is amortized to net investment income over the life of the agreement. Periodic payments that are receivable as a result of the agreements are accrued as an adjustment of interest income or benefits from the hedged items.

Mortgage loans are reported at amortized cost, less allowance for impairments.
Policy loans are reported at unpaid principal balances.

Southland Life Insurance Company

Notes to Financial Statements - Statutory Basis (continued)

1. Nature of Operations and Significant Accounting Policies (continued)

Investments (continued)

For reverse dollar repurchase agreements, Company policies require a minimum of 95% of the fair value of securities posted as collateral under reverse agreements to be maintained. Cash received is invested in short-term investments and the offsetting liability is included in miscellaneous liabilities.

Reverse dollar repurchase agreements are accounted for as collateral borrowings, where the amount borrowed is equal to the sales price of the underlying securities.
Short-term investments are reported at amortized cost. Short-term investments include investments with maturities of less than one year at the date of acquisition.

Other invested assets are reported at amortized cost using the effective interest method. Other invested assets primarily consist of residual collateralized mortgage obligations and partnership interests.

Realized capital gains and losses are determined using the specific identification basis.

Aggregate Reserve for Life Policies and Contracts

Life, annuity, and accident and health reserves are developed by actuarial methods and are determined based on published tables using statutorily specified interest rates and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum or guaranteed policy cash value or the amounts required by law. Interest rates range from 2.0% to 6.0%.

The Company waives the deduction of deferred fractional premiums upon the death of the insured. It is the Company’s practice to return a pro rata portion of any premium paid beyond the policy month of death, although it is not contractually required to do so for certain issues.

The methods used in the valuation of substandard policies are as follows:

For life, endowment and term policies issued substandard, the standard reserve during the premium-paying period is increased by 50% of the gross annual extra premium. Standard reserves are held on Paid-Up Limited Pay contracts.

Southland Life Insurance Company

Notes to Financial Statements - Statutory Basis (continued)

1. Nature of Operations and Significant Accounting Policies (continued)

Aggregate Reserve for Life Policies and Contracts (continued)

For reinsurance accepted with table rating, the reserve established is a multiple of the standard reserve corresponding to the table rating.
For reinsurance with flat extra premiums, the standard reserve is increased by 50% of the flat extra.

The amount of insurance in force for which the gross premiums are less than the net premiums, according to the standard of valuation required by the Texas Department of Insurance, is $230,502,000 at December 31, 2002. The amount of premium deficiency reserves for policies on which gross premiums are less than the net premiums is $2,166,000 at December 31, 2002. The Company anticipates investment income as a factor in the premium deficiency calculation in accordance with SSAP 54, Individual and Group Accident and Health Contracts.

The tabular interest has been determined from the basic data for the calculation of policy reserves for all direct ordinary life insurance and for the portion of group life insurance classified as group Section 79. The method of determination of tabular interest of funds not involving life contingencies is as follows: current year reserves, plus payments, less prior year reserves, less funds added.

Reinsurance

Reinsurance premiums, commissions, expense reimbursements, and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. Reserves are based on the terms of the reinsurance contracts and are consistent with the risks assumed. Premiums and benefits ceded to other companies have been reported as a reduction of premium revenue and benefits expense. Amounts applicable to reinsurance ceded for reserves and unpaid claim liabilities have been reported as reductions of these items, and expense allowances received in connection with reinsurance ceded have been reflected in operations.

Southland Life Insurance Company

Notes to Financial Statements - Statutory Basis (continued)

1. Nature of Operations and Significant Accounting Policies (continued)

Participating Insurance

Participating business approximates less than 1.0% of the Company’s ordinary life insurance in force and 1.0 % of premium income. The amount of dividends to be paid is determined annually by the Board of Directors. Amounts allocable to participating policyholders are based on published dividend projections or expected dividend scales. Dividends of $28,000 and $54,000 were incurred in 2002 and 2001, respectively.

Nonadmitted Assets

Nonadmitted assets are summarized as follows:

	December 31
	2002	2001
	(In thousands)

Amount receivable under reinsurance
contents	$–	$16,827
Deferred federal income taxes	45,685	69,630
Agents’ debit balances	3,159	2,842
Other	283	2,079
Total nonadmitted assets	$49,127	$91,378

Changes in nonadmitted assets are generally reported directly in surplus as an increase or decrease in nonadmitted assets. The change in unrealized capital gains and losses is reported directly in surplus as a change in unrealized capital gains or losses.

Claims and Claims Adjustment Expenses

Claims expenses represent the estimated ultimate net cost of all reported and unreported claims incurred through December 31, 2002. The Company does not discount claims and claims adjustment expense reserves. Such estimates are based on actuarial projections applied to historical claims payment data. Such liabilities are considered to be reasonable and adequate to discharge the Company’s obligations for claims incurred but unpaid as of December 31, 2002.

Cash Flow Information

Cash and short-term investments include cash on hand, demand deposits and short-term fixed maturity instruments (with a maturity of less than one year at date of acquisition).

Southland Life Insurance Company

Notes to Financial Statements - Statutory Basis (continued)

1. Nature of Operations and Significant Accounting Policies (continued)

Cash Flow Information (continued)

The Company borrowed and repaid $605,590,000 in 2002 and borrowed and repaid $16,800,000 during 2001. These borrowings were on a short-term basis, at an interest rate that approximated current money market rates and excludes borrowings from dollar roll transactions. Interest paid on borrowed money was $66,000 and $25,000 during 2002 and 2001, respectively.

Separate Accounts

Separate account assets and liabilities held by the Company represent funds held for the benefit of the Company’s variable life and annuity policy and contract holders who bear all of the investment risk associated with the policies. Such policies are of a non-guaranteed nature. All net investment experience, positive or negative, is attributed to the policy and contract holders’ account values. The assets and liabilities of these accounts are carried at fair value.

Reserves related to the Company’s mortality risk associated with these policies are included in life and annuity reserves. The operations of the separate accounts are not included in the accompanying statements of operations.

Reclassifications

Certain prior year amounts in the Company’s statutory basis financial statements have been reclassified to conform to the 2002 financial statement presentation.

2. Permitted Statutory Basis Accounting Practices

The financial statements of the Company are presented on the basis of accounting practices prescribed or permitted by the State of Texas. The Texas Department of Insurance recognizes only statutory accounting practices prescribed or permitted by the state of Texas for determining and reporting the financial condition and results of operations of an insurance company, for determining its solvency under the Texas Insurance Laws. The NAIC Accounting Practices and Procedures Manual has been adopted as a component of prescribed or permitted practices by the state of Texas. The Commissioner of Insurance has the right to permit other specific practices that deviate from prescribed practices.

The Company is required to identify those significant accounting practices that are permitted, and obtain written approval of the practices from the Texas Division of Insurance. As of December 31, 2002 and 2001, the Company had no such permitted accounting practices.

Southland Life Insurance Company

Notes to Financial Statements - Statutory Basis (continued)

3. Accounting Changes

The Company prepares its statutory financial statements in conformity with accounting practices prescribed or permitted by the State of Texas. Effective January 1, 2001, the State of Texas required that insurance companies domiciled in the State of Texas prepare their statutory basis financial statements in accordance with the NAIC Accounting Practices and Procedures Manual subject to any deviations prescribed or permitted by the State of Texas insurance commissioner.

Accounting changes adopted to conform to the provisions of the NAIC Accounting Practices and Procedures Manual are reported as changes in accounting principles. The cumulative effect of changes in accounting principles is reported as an adjustment to unassigned surplus in the period of the change in accounting principle. The cumulative effect is the difference between the amount of capital and surplus at the beginning of the year and the amount of capital and surplus that would have been reported at that date if the new accounting principles had been applied retroactively for all prior periods.

As a result of these changes, the Company reported a change of accounting principle, as an adjustment that increased unassigned surplus, by $21,557,000 as of January 1, 2001. These changes are primarily attributed to an increase in unassigned surplus of approximately $16,738,000 related to deferred tax assets and $4,819,000 related to prepayment penalties on bonds and mortgage loans released from the IMR liability.

During 2001, the Company refined its method of estimating reinsurance reserve credits. Under the new method, the Company estimated the credits to be $41,000,000 as of December 31, 2001. For 2001, this change resulted in increased net income and surplus of $35,800,000 over the previous method.

Southland Life Insurance Company

Notes to Financial Statements - Statutory Basis (continued)

4. Investments

The amortized cost and fair value of bonds and equity securities are as follows:

		Gross	Gross
	Amortized	Unrealized	Unrealized	Fair
	Cost	Gains	Losses	Value
	(In Thousands)
December 31, 2002

U.S. Treasury securities and obligations of
U.S. government agencies and corporations	$106,329	$1,029	$19	$107,339
States, municipalities, and political
divisions	18,737	438	–	19,175
Public utilities securities	142,092	7,900	1,260	148,732
Foreign Other	74,293	3,732	2,569	75,456
Foreign Government	8,578	238	10	8,806
Corporate securities	910,070	60,947	7,505	963,512
Mortgage-backed securities	590,015	11,194	446	600,763
Other structured securities	278,708	25,183	11,401	292,490
Total fixed maturities	2,128,822	110,661	23,210	2,216,273
Preferred stocks	102	–	–	102
Common stocks	–	88	–	88
Total fixed and equity securities	$2,128,924	$110,749	$23,210	$2,126,463
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
	(In Thousands)
December 31, 2001
U.S. Treasury securities and obligations of
U.S. Government agencies and
corporations	$63,077	$644	$1,011	$62,710
States, municipalities and political divisions	418	–	12	406
Public utilities securities	59,844	2,198	1,951	60,091
Foreign Government	66,685	1,545	4,782	63,448
Corporate securities	802,779	21,047	11,874	811,952
Mortgage backed securities	711,869	13,355	1,827	723,397
Other structured securities	357,760	13,498	10,651	360,607
Total fixed maturities	2,062,432	52,287	32,108	2,082,611
Preferred stocks	138	–	–	138
Common stocks	71	119	29	161
Total fixed and equity securities	$2,062,641	$52,406	$32,137	$2,082,910

Southland Life Insurance Company

Notes to Financial Statements - Statutory Basis (continued)

4. Investments (continued)

The amortized cost and fair value of investments in bonds at December 31, 2002, by contractual maturity, are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

	Amortized	Fair
	Cost	Value
December 31, 2002	(In Thousands)
Maturity:
Due in 1 year or less	$563	$566
Due after 1 year through 5 years	363,279	375,302
Due after 5 years through 10 years	571,025	604,077
Due after 10 years	325,232	343,075
	1,260,099	1,323,020
Mortgage-backed securities	590,015	600,763
Other structured securities	278,708	292,490
Total	$2,128,822	$2,216,273

At December 31, 2002 and 2001, investments in certificates of deposit and bonds, with an admitted asset value of $9,085,000 and 9,608,000, respectively, were on deposit with state insurance departments to satisfy regulatory requirements.

Reconciliation of bonds from amortized cost to carrying value as of December 31, 2002 and 2001 is as follows:

	December 31
	2002	2001
	(In Thousands)

Amortized cost	$2,128,822	$2,062,432
Less nonadmitted bonds	5,589	1,654
Carrying value	$2,123,233	$2,060,778

Proceeds from the sale of investments in bonds and other fixed maturity interest securities were $1,723,620,000 and $706,078,000 in 2002 and 2001, respectively. Gross gains of $23,175,000 and $13,018,000 and gross losses of $39,535,000 and $7,978,000 during 2002 and 2001, respectively, were realized on those sales.

Southland Life Insurance Company

Notes to Financial Statements - Statutory Basis (continued)

4. Investments (continued)

Major categories of net investment income are summarized as follows:

	2002	2001
	(In Thousands)
Income:
Bonds	$146,536	$137,690
Mortgage loans	39,409	39,905
Policy loans	5,182	4,990
Other	365	6,314
Total investment income	191,492	188,899
Investment expenses	(10,874)	(13,312)
Net investment income	$180,618	$175,587

As part of its overall investment strategy, the Company has entered into agreements to purchase securities as follows:

	2002	2001
	(In Thousands)
Investment purchase commitments	$81,676	$11,123

The Company entered into reverse dollar repurchase agreements to increase its return on investments and improve liquidity. Reverse dollar repurchase agreements involve a sale of securities and an agreement to repurchase substantially the same securities as those sold. The reverse dollar repurchase agreements are accounted for as short term collateralized financing and the repurchase obligation is reported in borrowed money. The repurchase obligation totaled $135,387,000 at December 31, 2002. The securities underlying these agreements are mortgage-backed securities with a book value and fair value of $134,246,000 at December 31, 2002. The securities have a weighted average coupon of 5.8% and have maturities ranging from December 2017 through December 2032. The primary risk associated with short-term collateralized borrowings is that the counterparty may be unable to perform under the terms of the contract. The Company’s exposure is limited to the excess of the net replacement cost of the securities over the value of the short-term investments, which was not material at December 31, 2002. The Company believes the counterparties to the dollar roll agreements are financially responsible and that the counterparty risk is minimal.

Southland Life Insurance Company

Notes to Financial Statements - Statutory Basis (continued)

4. Investments (continued)

The Company participates in reverse repurchase transactions. Such transactions include the sale of corporate securities to a major securities dealer and a simultaneous agreement to repurchase the same security in the near term. The proceeds are invested in new securities of intermediate durations. The terms of the reverse repurchase agreement call for payment of interest at a rate of 1.4%. The agreements mature prior to the end of January 2003. The amount due on these agreements included in borrowed money was $56,000,000 at December 31, 2002. The securities underlying these agreements are mortgage-backed securities with a book value and fair value of $68,552,000. The securities have a weighted average coupon of 6.5% and have a maturity of August 2032.

The maximum and minimum lending rates for long-term mortgage loans during 2002 were 7.7% and 4.7%. Fire insurance is required on all properties covered by mortgage loans and must at least equal the excess of the loan over the maximum loan which would be permitted by law on the land without the buildings.

The maximum percentage of any loan to the value of collateral at the time of the loan, exclusive of insured or guaranteed or purchase money mortgages, was 75.0% on commercial properties. As of December 31, 2002, the Company held no mortgages with interest more than 180 days overdue. Total interest due as of December 31, 2002, is $37,000.

5. Derivative Financial Instruments Held for Purposes Other than Trading

The Company enters into interest rate and currency contracts, including swaps, caps, floors, and options, to reduce and manage risks, which include the risk of a change in the value, yield, price, cash flows, exchange rates or quantity of, or a degree of exposure with respect to, assets, liabilities, or future cash flows, which the Company has acquired or incurred. Hedge accounting practices are supported by cash flow matching, scenario testing and duration matching.

The derivatives are reported in a manner that is consistent with the hedged asset or liability. All derivatives are reported at amortized cost with the exception of the S&P Options. The S&P Options are reported at fair value since the liabilities that are being hedged are reported at fair value. The unrealized gains or losses from the S&P Options are reported in investment income. Upon termination of a derivative that qualified for hedge accounting, the gain or loss is deferred in IMR or adjusts the basis of the hedged item.

Southland Life Insurance Company

Notes to Financial Statements - Statutory Basis (continued)

5. Derivative Financial Instruments Held for Purposes Other than Trading (continued)

Premiums paid for the purchase of interest rate contracts are included in other invested assets and are being amortized to interest expense over the remaining terms of the contracts or in a manner consistent with the financial instruments being hedged.

Amounts paid or received, if any, from such contracts are included in interest expense or income. Accrued amounts payable to or receivable from counterparties are included in other liabilities or other invested assets.

Gains or losses realized as a result of early terminations of interest rate contracts are amortized to investment income over the remaining term of the items being hedged to the extent the hedge is considered to be effective; otherwise, they are recognized upon termination.

Interest rate contracts that are matched or otherwise designated to be associated with other financial instruments are recorded at fair value if the related financial instruments mature, are sold, or are otherwise terminated or if the interest rate contracts cease to be effective hedges. Changes in the fair value of derivatives are recorded as investment income. The Company manages the potential credit exposure from interest rate contracts through careful evaluation of the counterparties’ credit standing, collateral agreements, and master netting agreements.

The Company is exposed to credit loss in the event of nonperformance by counterparties on interest rate contracts; however, the Company does not anticipate nonperformance by any of these counterparties. The amount of such exposure is generally the unrealized gains in such contracts.

Southland Life Insurance Company

Notes to Financial Statements - Statutory Basis (continued)

5. Derivative Financial Instruments Held for Purposes Other than Trading (continued)

The table below summarizes the Company’s interest rate contracts included in other invested assets at December 31, 2002 and 2001:

	December 31, 2002
	Notional	Carrying	Fair
	Amount	Value	Value
	(In Thousands)
Interest rate contracts:
Options owned	$51,000	$1,151	$1,151
Total derivatives	$51,000	$1,151	$1,151
	December 31, 2001
	Notional	Carrying	Fair
	Amount	Value	Value
	(In Thousands)
Interest rate contracts:
Swaps	$20,000	$ –	$ 824
Options owned	42,000	1,023	1,023
Total derivatives	$62,000	$1,023	$1,847

6. Concentrations of Credit Risk

The Company held less-than-investment-grade corporate bonds with an aggregate book value of $150,367,000 and $267,314,000 and an aggregate market value of $138,464,000 and $252,412,000 at December 31, 2002 and 2001, respectively. Those holdings amounted to 7.1% of the Company’s investments in bonds and 4.9% of total admitted assets at December 31, 2002. The holdings of less-than-investment-grade bonds are widely diversified and of satisfactory quality based on the Company’s investment policies and credit standards.

The Company held unrated bonds of $79,044,000 and $107,617,000 with an aggregate NAIC market value of $80,614,000 and $106,401,000,000 at December 31, 2002 and 2001, respectively. The carrying value of these holdings amounted to 3.7% of the Company’s investment in bonds and 2.6% of the Company’s total admitted assets at December 31, 2002.

Southland Life Insurance Company

Notes to Financial Statements - Statutory Basis (continued)

6. Concentrations of Credit Risk

At December 31, 2002, the Company’s commercial mortgages involved a concentration of properties located in Pennsylvania (10.9%) and California (10.3%). The remaining commercial mortgages relate to properties located in 32 other states. The portfolio is well diversified, covering many different types of income-producing properties on which the Company has first mortgage liens. The maximum mortgage outstanding on any individual property is $18,958,000.

7. Annuity Reserves

At December 31, 2002 and 2001, the Company’s annuity reserves, including those held in separate accounts and deposit fund liabilities that are subject to discretionary withdrawal with adjustment, subject to discretionary withdrawal without adjustment, and not subject to discretionary withdrawal provisions are summarized as follows:

	December 31, 2002
	Amount	Percent
	(In Thousands)
Subject to discretionary withdrawal (with adjustment):
At book value less surrender charge	$ 1,521	3%
Subtotal	1,521	3
Subject to discretionary withdrawal (without adjustment)
at book value with minimal or no charge or adjustment	44,220	87
Not subject to discretionary withdrawal	5,290	10
Total annuity reserves and deposit fund liabilities before
reinsurance	51,031	100%
Less reinsurance ceded	8,717
Net annuity reserves and deposit fund liabilities	$42,314

	December 31, 2001
	Amount	Percent
	(In Thousands)
Subject to discretionary withdrawal (with adjustment):
At book value less surrender charge	$1,882	5%
Subject to discretionary withdrawal (without adjustment) at book value with minimal or no charge or adjustment	28,369	77
Not subject to discretionary withdrawal	6,410	18
Total annuity reserves and deposit fund liabilities before
reinsurance	36,661	100%
Less reinsurance ceded	–
Net annuity reserves and deposit fund liabilities	$36,661

Southland Life Insurance Company

Notes to Financial Statements - Statutory Basis (continued)

8. Employee Benefit Plans

The Company utilizes the employees of ING and its affiliates, primarily LOG. The benefit plan charges allocated to the Company were not significant for the years ended December 31, 2002 and 2001, respectively.

The Company has an unfunded noncontributory, nonqualified deferred compensation plan covering certain agents in the General Agency Sales Division.

9. Separate Accounts

Separate account assets and liabilities represent funds segregated by the Company for the benefit of certain policy and contract holders who bear the investment risk. All such policies are of a nonguaranteed return nature. Revenues and expenses on the separate account assets and related liabilities equal the benefits paid to the separate account policy and contract holders. Separate account assets consist primarily of common stocks.

Premiums, deposits, and other considerations received for the years ended December 31, 2002 and 2001 were $25,219,000 and $30,061,000, respectively.

A reconciliation of the amounts transferred to and from the separate accounts is presented below:

	2002	2001
	(In Thousands)
Transfers as reported in the summary of operations
of the Separate Accounts Statement:
Transfers to separate accounts	$25,151	$31,395
Transfers from separate accounts	5,818	11,247
Net transfers to separate accounts	19,333	20,148
Reconciling adjustments:
Miscellaneous transfers	–	(60)
Transfers as reported in the Statement of Operations	$19,333	$20,088

Southland Life Insurance Company

Notes to Financial Statements - Statutory Basis (continued)

9. Separate Accounts (continued)

	December 31
	2002	2001
	(In Thousands)
Reserves for separate accounts by withdrawal
characteristics:
Subject to discretionary withdrawal:
With market value adjustment	$ –	$ –
At book value without market value adjustment
less current surrender charge
of 5% or more	51,148	59,560
At market value	–	–
At book value without market value adjustment
less current surrender charge
of less than 5%	10,194	13,884
Subtotal	61,342	73,444
Not subject to discretionary withdrawal	–	–
Total separate account aggregate reserves	$61,342	$73,444

10. Reinsurance

The Company is involved in both ceded and assumed reinsurance with other companies for the purpose of diversifying risk and limiting exposure on larger risks. As of December 31, 2002, the Company’s retention limit for acceptance of risk on life insurance policies had been set at various levels up to $5,000,000.

To the extent that the assuming companies become unable to meet their obligations under these treaties, the Company remains contingently liable to its policyholders for the portion reinsured. To minimize its exposure to significant losses from retrocessionaire insolvencies, the Company evaluates the financial condition of the retrocessionaire and monitors concentrations of credit risk.

Assumed premiums amounted to $22,000 and $14,000 for the years ended December 31, 2002 and 2001, respectively.

Southland Life Insurance Company

Notes to Financial Statements - Statutory Basis (continued)

10. Reinsurance (continued)

The Company’s ceded reinsurance arrangements reduced certain items in the accompanying financial statements by the following amounts:

	2002	2001
	(In Thousands)
Premiums	$475,568	$32,313
Benefits paid or provided	39,335	41,989
Policy and contract liabilities at year end	639,223	167,075

Effective July 2, 2002, the Company entered into a reinsurance agreement with LOG. The Company ceded 100% of its "Home Service" life and accident and health insurance policies to LOG and LOG ceded certain life insurance policies to the Company. Both, the Texas Department of Insurance and the Georgia Department of Insurance have approved the agreement. At December 31, 2002, the Company had ceded net reserves of $438,339,000 relative to the agreement.

11. Federal Income Taxes

The Company files a consolidated federal income tax return with ING AIH, and other US affiliates. The method of tax allocation is governed by a written tax sharing agreement. The tax sharing agreement provides that each member of the consolidated return shall reimburse ING AIH for its respective share of the consolidated federal income tax liability and shall receive a benefit for its losses at the statutory rate.

The components of the net deferred tax asset (liability) at December 31 are as follows:

	December 31
	2002	2001
	(In Thousands)

Total gross deferred tax assets	$71,918	$84,111
Total deferred tax liabilities	(13,647)	(1,899)
Net deferred tax asset	58,271	82,212
Deferred tax asset nonadmitted	(45,685)	(69,630)
Net admitted deferred tax asset	12,586	12,582
Decrease (increase) in nonadmitted asset	$23,945	$(17,931)

Southland Life Insurance Company

Notes to Financial Statements - Statutory Basis (continued)

11. Federal Income Taxes (continued)

Significant components of income taxes incurred as of December 31 are:
	December 31
	2002	2001
	(In Thousands)
Federal tax expense on operations	$1,857	$8,169
Federal tax (benefit) expense on capital gains	(3,907)	91
Total current taxes incurred	$(2,050)	$8,260

The main components of deferred tax assets and deferred tax liabilities are as follows:
Deferred tax assets resulting from book/tax differences in:
	2002	2001
	(In Thousands)
Investments	$5,689	$5,162
Deferred acquisition costs	47,780	50,066
Insurance reserves	11,356	24,324
Unrealized loss on investments	2,686	1,236
Litigation reserve	2,916	3,301
Nonadmitted assets	1,205	–
Other	286	22
Total deferred tax assets	71,918	84,111
Deferred tax assets nonadmitted	(45,685)	(69,630)
Admitted deferred tax assets	$26,233	$14,481
Deferred tax liabilities resulting from book/tax differences in:
Insurance Reserves	$11,700	$ 96
Due & deferred premium	1,316	1,271
Investments	461	480
Other	170	52
Total deferred tax liabilities	13,647	1,899
Net admitted deferred tax asset	$12,586	$12,582

Southland Life Insurance Company

Notes to Financial Statements - Statutory Basis (continued)

11. Federal Income Taxes (continued)

The change in net deferred income taxes is comprised of the following:

	December 31
	2002	2001	Change
	(In Thousands)
Total deferred tax assets	$71,918	$84,111	$(12,193)
Total deferred tax liabilities	13,647	1,899	11,748
Net deferred tax asset (liability)	$58,271	$82,212	(23,941)
Tax effect of items in surplus:
Unrealized gains (losses)			(1,449)
Change in nonadmitted assets			(1,205)
Change in net deferred income tax			$(26,595)

The provision for federal income tax expense and change in deferred taxes differs from the amount obtained by applying the statutory federal income tax rate to income (including capital losses) before income taxes for the following reasons:

Year Ended December 31, 2002 (In Thousands)
Ordinary income	$57,597
Capital gains (losses)	(12,313)
Total pre-tax book income	45,284
Provision computed at statutory rate	15,849
Interest maintenance reserve	(1,987)
Refinement of deferred tax balances	10,459
Other	224
Total	24,545
Federal income taxes incurred	(2,050)
Change in net deferred income taxes	26,595
Total statutory income taxes	$24,545

The amount of federal income taxes incurred that will be available for recoupment in the event of future net losses is $12,390,000 and $23,300,000 from 2002 and 2001, respectively.

Under the inter-company tax sharing agreement, the Company has a receivable from ING AIH of $34,632,000 and $18,689,000 for federal income taxes as of December 31, 2002 and 2001, respectively.

Southland Life Insurance Company

Notes to Financial Statements - Statutory Basis (continued)

12. Capital and Surplus

Under Texas insurance regulations, the Company is required to maintain a minimum total capital and surplus of $1,500,000. Without prior approval of the Texas Insurance Commissioner ("Commissioner"), dividends to shareholders are limited by the laws of the Company’s state of incorporation. Dividends, whose fair market value together with that of other dividends or distributions made within the preceding twelve months, may not exceed the greater of 10 percent of such insurer’s surplus as regards policyholders as of the 31st day of December next preceding, but shall not include pro rata distributions of any class of the insurer’s own securities. The Company declared regular dividends of $31,300,000 and $5,000,000 in 2002 and 2001, respectively. An extraordinary dividend of $88,700,000 was also declared in December 2002 and was recorded as dividends payable at December 31, 2002. Dividends declared in 2001 were paid in January 2002. The Company may not pay a dividend in 2003 without prior approval from the Commissioner.

The Company had no special surplus funds at December 31, 2002.

13. Fair Values of Financial Instruments

In cases where quoted market prices are not available, fair values are based on estimates using present value or other valuation techniques. Those techniques are significantly affected by the assumptions used, including the discount rate and estimates of future cash flows. In that regard, the derived fair value estimates cannot be substantiated by comparison to independent markets and, in many cases, could not be realized in immediate settlement of the financial instrument. Accordingly, the aggregate fair value amounts presented herein do not represent the underlying value of the Company.

Life insurance liabilities that contain mortality risk and all nonfinancial instruments have been excluded from the disclosure requirements. However, the fair values of liabilities under all insurance contracts are taken into consideration in the Company’s overall management of interest rate risk, such that the Company’s exposure to changing interest rates is minimized through the matching of investment maturities with amounts due under insurance contracts.

Southland Life Insurance Company

Notes to Financial Statements - Statutory Basis (continued)

13. Fair Values of Financial Instruments (continued)

The carrying amounts and fair values of the Company’s financial instruments are summarized as follows:

	December 31
	2002		2001
	Carrying	Fair	Carrying	Fair
	Amount	Value	Amount	Value
	(In Thousands)
Assets:
Bonds	$2,123,233	$2,216,272	$2,060,778	$2,082,611
Preferred stocks	102	102	138	138
Unaffiliated common stocks	88	88	161	161
Mortgage loans	505,343	573,538	482,113	510,631
Policy loans	63,708	63,708	87,663	85,356
Derivative securities	1,151	1,151	1,023	1,847
Short –term investments	154,640	154,640	12,103	12,103
Cash	(208)	(208)	92,998	92,998
Other invested assets	17,536	17,536	37,694	37,694
Separate account assets	77,841	77,841	92,257	92,257

Liabilities:
Individual annuities	10,214	10,214	13,345	13,345
Policy holder funds	20,445	22,721	16,802	16,802
Separate account Liabilities	77,841	77,841	92,257	92,257

The following methods and assumptions were used by the Company in estimating the fair value disclosures for financial instruments in the accompanying financial statements and notes thereto:

Cash and short-term investments: The carrying amounts reported in the accompanying balance sheets for these financial instruments approximate their fair values.

Fixed maturities and equity securities: The fair values for bonds, preferred stocks and common stocks, reported herein, are based on quoted market prices, where available. For securities not actively traded, fair values are estimated using values obtained from independent pricing services or, in the case of private placements, collateralized mortgage obligations and other mortgage derivative investments, are estimated by discounting the expected future cash flows. The discount rates used vary as a function of factors such as yield, credit quality, and maturity, which fall within a range between 0% and 15% over the total portfolio. Fair values determined on this basis can differ from values published by the NAIC Securities Valuation Office. Fair value as determined by the NAIC as of December 31, 2002 and 2001 is $2,134,787,000 and $2,063,206,000, respectively.

Southland Life Insurance Company

Notes to Financial Statements - Statutory Basis (continued)

13. Fair Values of Financial Instruments (continued)

Mortgage loans: Estimated fair values for commercial real estate loans were generated using a discounted cash flow approach. Loans in good standing are discounted using interest rates determined by U.S. Treasury yields on December 31 and spreads applied on new loans with similar characteristics. The amortizing features of all loans are incorporated in the valuation. Where data on option features is available, option values are determined using a binomial valuation method, and are incorporated into the mortgage valuation. Restructured loans are valued in the same manner; however, these loans were discounted at a greater spread to reflect increased risk.

Derivative financial instruments: Fair values for on-balance-sheet derivative financial instruments (caps, options and floors) and off-balance-sheet derivative financial instruments (swaps) are based on broker/dealer valuations or on internal discounted cash flow pricing models taking into account current cash flow assumptions and the counterparties’ credit standing.

Other investment-type insurance contracts: The fair values of the Company’s deferred annuity contracts are estimated based on the cash surrender values. The carrying values of other policyholder liabilities, including immediate annuities, dividend accumulations, supplementary contracts without life contingencies, and premium deposits, approximate their fair values.

The carrying value of all other financial instruments approximates their fair value.

14. Commitments and Contingencies

The Company is a party to threatened or pending lawsuits arising from the normal conduct of its business. Due to the climate in insurance and business litigation, suits against the Company sometimes include claims for substantial compensatory, consequential or punitive damages and other types of relief. Moreover, certain claims are asserted as class actions, purporting to represent a group of similarly situated individuals. While it is not possible to forecast the outcome of pending lawsuits, in light of existing insurance, reinsurance and established reserves, it is the opinion of management that the disposition of such lawsuits will not have a materially adverse effect on the Company’s operations or financial position.

The Company is involved in regulatory market conduct examinations regarding its historical premium practices. The Company has reached an agreement to resolve these market conduct examinations with regulators. It also has agreed to a settlement with a nationwide class of Industrial Life insurance policyholders to resolve any claims they may have regarding its historical premium setting practices. All estimated costs of settlement, including attorneys’ fees, are included in current litigation reserves. This agreement is subject to court approval.

Southland Life Insurance Company

Notes to Financial Statements - Statutory Basis (continued)

14. Commitments and Contingencies (continued)

The Company leases office space under various noncancelable operating lease agreements that expire through September 2003. Rental expense for 2002 and 2001 was approximately $8,000.

At December 31, 2002, the minimum aggregate rental commitments are as follows:

Operating Leases
Year	(In Thousands)

1-2003	$12
2-2004	–
3-2005	–
4-2006	–
5-2007	–
Thereafter	–

15. Financing Agreements

The Company maintains a revolving loan agreement with SunTrust Bank, Atlanta ("SunTrust Bank"). Under this agreement, which expires July 31, 2003, the Company can borrow up to $75,000,000 from SunTrust Bank. Interest on any of the Company’s borrowing accrues at an annual rate equal to the cost of funds for SunTrust Bank for the period applicable for the advance plus 0.225% or a rate quoted by SunTrust Bank to the Company for the borrowing. Under this agreement, the Company incurred interest expense of $25,000 for the year ended December 31, 2002. At December 31, 2002, the Company had no amounts payable to SunTrust Bank.

The Company also maintains a revolving loan agreement with Bank of New York, New York ("Bank of NY"). Under this agreement, the Company can borrow up to $75,000,000 from the Bank of NY. Interest on any borrowing accrues at an annual rate equal to the cost of funds for the Bank of NY for the period applicable for the advance plus 0.225% or a rate quoted by the Bank of NY to the Company for the borrowing. Under this agreement, the Company incurred interest expense of $23,000 for the year ended December 31, 2002. At December 31, 2002, the Company had no amounts payable to the Bank of NY.

Southland Life Insurance Company

Notes to Financial Statements - Statutory Basis (continued)

16. Related Party Transactions

Affiliates

Management and service contracts and all cost sharing arrangements with other affiliated ING US Life Insurance Companies are allocated among companies in accordance with normal, generally accepted expense and cost allocation methods.

Inter-insurer Services Agreement: The Company has entered into a services agreement with certain of its affiliated insurance companies in the United States ("affiliated insurers") whereby the affiliated insurers provide certain administrative, management, professional, advisory, consulting and other services to each other. Net amount paid under these agreements was $33,651,000 and $39,393,000 for the year ended December 31, 2002 and 2001, respectfully.

Investment Management: The Company has entered into an investment advisory agreement and an administrative services agreement with ING Investment Management, LLC ("IIM") under which IIM provides the Company with investment management and asset liability management services. Total fees under the agreement were approximately $6,089,000 and $4,345,000 for the year ended December 31, 2002 and 2001, respectfully.

Revolving Loan Agreement: The Company maintains a revolving loan agreement with ING AIH to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Under this agreement, which expires September 1, 2007, the Company can borrow up to $14,100,000 from ING AIH. Interest on any of the Company’s borrowings is charged at the rate of ING AIH’s cost of funds for the interest period plus 0.15%. Under this agreement, the Company incurred interest expense of $18,000 for the year ended December 31, 2002. At December 31, 2002, the Company had no amounts payable to ING AIH.

Tax Sharing Agreements: The Company has entered into federal tax sharing agreements with members of an affiliated group as defined in Section 1504 of the Internal Revenue Code of 1986, as amended. The agreement provides for the manner of calculation and the amounts/timing of the payments between the parties as well as other related matters in connection with the filing of consolidated federal income tax returns. The Company has also entered into a state tax sharing agreement with ING AIH and each of the specific subsidiaries that are parties to the agreement. The state tax agreement applies to situations in which ING AIH and all or some of the subsidiaries join in the filing of a state or local franchise, income tax or other tax return on a consolidated, combined or unitary basis.

Southland Life Insurance Company

Notes to Financial Statements - Statutory Basis (continued)

16. Related Party Transactions (continued)

Reinsurance Agreement: Effective July 2, 2002, the Company entered into a reinsurance agreement with LOG. The Company ceded 100% of its "Home Service" life and accident and health insurance policies to LOG and LOG ceded certain life insurance policies to the Company. Both, the Texas Department of Insurance and the Georgia Department of Insurance have approved the agreement. At December 31, 2002, the Company had ceded net reserves of $438,339,000 relative to the agreement.

Service Agreement with ING Financial Advisers, LLC: The Company has entered into a services agreement with ING Financial Advisors, LLC ("ING FA") to provide certain administrative, management, professional advisory, consulting and other services to the Company for the benefit of its customers. Charges for these services are to be determined in accordance with fair and reasonable standards with neither party realizing a profit nor incurring a loss as a result of the services provided to the Company. The Company will reimburse ING FA for direct and indirect costs incurred on behalf of the Company.

17. Guaranty Fund Assessments

Insurance companies are assessed the costs of funding the insolvencies of other insurance companies by the various state guaranty associations, generally based on the amount of premium companies collect in that state.

The Company accrues the cost of future guaranty fund assessments based on estimates of insurance company insolvencies provided by the National Organization of Life and Health Insurance Guaranty Associations (NOLHGA) and the amount of premiums written in each state. The Company reduces the accrual by credits allowed in some states to reduce future premium taxes by a portion of assessments in that state. The Company has estimated this liability to be $643,000 and $1,143,000 as of December 31, 2002 and 2001, respectively, and has recorded a reserve. The Company has also recorded an asset of $337,000 and $919,000 as of December 31, 2002 and 2001, respectively, for future credits to premium taxes for assessments already paid.

18. Regulatory Risk-Based Capital

Life and health insurance companies are subject to certain Risk-Based Capital ("RBC") requirements as specified by the NAIC. Under those requirements, the amount of capital and surplus maintained by a life and health insurance company is to be determined based on the various risk factors related to it. At December 31, 2002, the Company meets the RBC requirements.

333-49880	May 2003
Part C
OTHER INFORMATION

Item 27		Exhibits

(a)	(1)

Resolution of the Board of Directors of Southland Life Insurance Company establishing Southland Separate Account L1. (Incorporated by reference to the Registration Statement on Form S-6 for Southland Separate Account L1 (File No. 33-97852) filed on October 6, 1995.)

(b)	Not Applicable.
(c)	(1)

Form of Underwriting Agreement between Southland Life Insurance Company and ING America Equities, Inc. (Incorporated by reference to the Registration Statement on Form N-4 for Southland Separate Account A1 (File No. 33-89574) filed on February 17, 1995.)

(2)

Distribution Agreement. (Incorporated by reference to Post-Effective Amendment No. 9 to the Registration Statement on Form S-6 for Southland Separate Account L1 (File No. 33-97852) filed on April 22, 2002.)

(3)

Amendment to Southland Life Insurance Company Distribution Agreement. (Incorporated by reference to Post-Effective Amendment No. 6 to the Registration Statement on Form S-6 for Southland Separate Account L1 (File No. 33-97852) filed on May 1, 2000.)

(4)

Amendment to Southland Life Insurance Company Distribution Agreement. (Incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form S-6 for Southland Separate Account L1 (File No. 333-49880) filed with the Commission on January 25, 2001.)

(5)

Specimen Wholesaling Agreement. (Incorporated by reference to Post-Effective Amendment No. 6 to the Registration Statement on Form S-6 for Southland Separate Account L1 (File No. 33-97852) filed on May 1, 2000.)

(6)

Specimen IIG Master Sales and Supervisory Agreement. (Incorporated by reference to Post-Effective Amendment No. 6 to the Registration Statement on Form S-6 for Southland Separate Account L1 (File No. 33-97852) filed on May 1, 2000.)

(7)

Specimen Broker-Dealer Supervisory and Selling Agreement for Variable Contracts. (Incorporated by reference to Post-Effective Amendment No. 6 to the Registration Statement on Form S-6 for Southland Separate Account L1 (File No. 33-97852) filed on May 1, 2000.)

(d)	(1)

Specimen Market Dimensions Universal Life Insurance Policy (Form No. 15291-00). (Incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form S-6 for Southland Separate Account L1 (File No. 333-49880) filed on January 25, 2001.)

(2)

Waiver of Cost of Insurance Benefit Rider. (Incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form S-6 for Southland Separate Account L1 (File No. 333-49880) filed on January 25, 2001.)

(3)

Waiver of Specified Premium Benefit Rider. (Incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form S-6 for Southland Separate Account L1 (File No. 333-49880) filed on January 25, 2001.)

(4)

Adjustable Term Insurance Rider (Form No. 15292-00). (Incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form S-6 for Southland Separate Account L1 (File No. 333-49880) filed on January 25, 2001.)

(5)

Accelerated Death Benefit Rider (Form No. 15256-98). (Incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form S-6 for Southland Separate Account L1 (File No. 333-49880) filed on January 25, 2001.)

(e)	(1)

Southland Life Variable Universal Life Insurance Application. (Incorporated by reference to the Registration Statement on Form S-6 for Southland Separate Account L1 (File No. 333-46294) filed on September 21, 2000.)

	(2)	Application Insert Investment Feature Selection Form (Form No. 21-420 rev. 5/1/03).
(3)

Specimen Application for Life Insurance Fixed and Variable Products (Form No. 110945). (Incorporated by reference to Post-Effective Amendment No. 9 to the Registration Statement on Form S-6 for Southland Separate Account L1 (File No. 33-97852) filed on April 22, 2002.)

(f)	(1)

Amended and restated Articles of Incorporation of Southland Life Insurance Company. (Incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4 for Southland Separate Account A1 (File No. 33-89574) filed on September 29, 1995.)

	(2)	By-laws of Southland Life Insurance Company. (Incorporated by reference to the Registration Statement on Form N-4 for Southland Separate Account A1 (File No. 33-89574) filed on February 17, 1995.)
(g)	Not applicable.
(h)	(1)

Participation agreement between Fred Alger Management Inc. and the Company. (Incorporated by reference to Post-Effective Amendment No. 7 to the Registration Statement on Form S-6 for Southland Separate Account L1 (File No. 33-97852) filed on October 13, 2000.)

(2)

Participation agreement between Fidelity Variable Insurance Products Fund and the Company. (Incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form S-6 for Southland Separate Account L1 (File No. 333-46294) filed on December 19, 2000.)

(3)

Amendment dated October 5, 2000, to the participation/distribution agreement between Fidelity Variable Insurance Products Fund and Southland Life Insurance Company. (Incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form S-6 for Southland Separate Account L1 (File No. 333-46294) filed on December 19, 2000.)

(4)

Amendment dated November 1, 2000, to the participation/distribution agreement between Fidelity Variable Insurance Products Fund and Southland Life Insurance Company. (Incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form S-6 for Southland Separate Account L1 (File No. 333-46294) filed on December 19, 2000.)

(5)

Amendment to the participation agreement between Fidelity Variable Insurance Products Fund and Southland Life Insurance Company. (Incorporated by reference to Post-Effective Amendment No. 9 to the Registration Statement on Form S-6 for Southland Separate Account L1 (File No. 33-97852) filed on April 22, 2002.)

(6)

Amendment to the participation agreement between Fidelity Variable Insurance Products Fund and Southland Life Insurance Company. (Incorporated by reference to Post-Effective Amendment No. 9 to the Registration Statement on Form S-6 for Southland Separate Account L1 (File No. 33-97852) filed on April 22, 2002.)

(7)

Participation agreement between Fidelity Variable Insurance Products Fund II and the Company. (Incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4 for Southland Separate Account A1 (File No. 33-89574) filed on September 29, 1995.)

(8)

Amendment dated October 5, 2000, to the participation agreement between Fidelity Variable Insurance Products Fund II and Southland Life Insurance Company. (Incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form S-6 for Southland Separate Account L1 (File No. 333-46294) filed on December 19, 2000.)

(9)

Amendment dated November 1, 2000, to the participation agreement between Fidelity Variable Insurance Products Fund II and Southland Life Insurance Company. (Incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form S-6 for Southland Separate Account L1 (File No. 333-46294) filed on December 19, 2000.)

(10)

Amendment to the participation agreement between Fidelity Variable Insurance Products Fund II and Southland Life Insurance Company. (Incorporated by reference to Post-Effective Amendment No. 9 to the Registration Statement on Form S-6 for Southland Separate Account L1 (File No. 33-97852) filed on April 22, 2002.)

(11)

Amendment to the participation agreement between Fidelity Variable Insurance Products Fund II and Southland Life Insurance Company. (Incorporated by reference to Post-Effective Amendment No. 9 to the Registration Statement on Form S-6 for Southland Separate Account L1 (File No. 33-97852) filed on April 22, 2002.)

(12)

Participation agreement between INVESCO Variable Investment Funds, Inc. and the Company. (Incorporated by reference to Post-Effective Amendment No. 9 to the Registration Statement on Form S-6 for Southland Separate Account L1 (File No. 33-97852) filed on April 22, 2002.)

(13)

Amendment dated October 4, 2000, to the participation agreement between INVESCO Variable Investment Funds, Inc. and Southland Life Insurance Company. (Incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form S-6 for Southland Separate Account L1 (File No. 333-46294) filed on December 19, 2000.)

(14)

Amendment dated December 26, 2000, to the participation agreement between INVESCO Variable Investment Funds, Inc. and Southland Life Insurance Company. (Incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form S-6 for Southland Separate Account L1 (File No. 333-49880) filed on January 25, 2001.)

(15)

Participation agreement between Janus Aspen Series and the Company. (Incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4 for Southland Separate Account A1 (File No. 33-89574) filed on September 29, 1995.)

(16)

Letter of Agreement between Security Life of Denver and Janus Capital Corporation. (Institutional Shares). (Incorporated by reference to Post-Effective Amendment No. 9 to the Registration Statement on Form S-6 for Southland Separate Account L1 (File No. 33-97852) filed on April 22, 2002.)

(17)

Administrative services agreement between Security Life of Denver Insurance Company and Southland Life Insurance Company. (Incorporated by reference to Post-Effective Amendment No. 6 to the Registration Statement on Form S-6 for Southland Separate Account L1 (File No. 33-97852) filed on May 1, 2000.)

(18)

Administrative services agreement between INVESCO Funds Group, Inc. and Southland Life Insurance Company. (Incorporated by reference to Post-Effective Amendment No. 6 to the Registration Statement on Form S-6 for Southland Separate Account L1 (File No. 33-97852) filed on May 1, 2000.)

(19)

Service Agreement between Southland Life Insurance Company and Fred Alger Management, Inc. (Incorporated by reference to Post-Effective Amendment No. 7 to the Registration Statement on Form S-6 for Southland Separate Account L1 (File No. 33-97852) filed on October 13, 2000.)

(20)

Participation Agreement among Southland Life Insurance Company, ING Partners, Inc., ING Life Insurance and Annuity Company, and ING Financial Advisers, LLC. (Incorporated by reference to Post-Effective Amendment No. 3 to the Registration Statement on Form N-6 for Southland Separate Account L1 (File No. 333-49880) filed on February 7, 2003.)

(21)

Distribution and shareholder services agreement between Janus Distributors, Inc. and Southland Life Insurance Company. (Incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form S-6 for Southland Separate Account L1 (File No. 333-46294) filed on December 19, 2000.)

(22)

Letter of Agreement between Security Life of Denver and Janus Capital Corporation. (Service Shares). (Incorporated by reference to Post-Effective Amendment No. 9 to the Registration Statement on Form S-6 for Southland Separate Account L1 (File No. 33-97852) filed on April 22, 2002.)

(23)

Participation agreement between Janus Aspen Series (Service Shares) and Southland Life Insurance Company. (Incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form S-6 for Southland Separate Account L1 (File No. 333-46294) filed on December 19, 2000.)

(24)

Amendment dated December 29, 2000, to the participation agreement between Janus Aspen Series (Service Shares) and Southland Life Insurance Company. (Incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form S-6 for Southland Separate Account L1 (File No. 333-49880) filed on January 25, 2001.)

(25)

Participation agreement among The GCG Trust, Directed Services, Inc. and Southland Life Insurance Company. (Incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form S-6 for Southland Separate Account L1 (File No. 333-46294) filed on December 19, 2000.)

(26)

Amendment dated December 29, 2000, to the participation agreement among The GCG Trust, Directed Services, Inc. and Southland Life Insurance Company. (Incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form S-6 for Southland Separate Account L1 (File No. 333-49880) filed on January 25, 2001.)

(27)

Administrative and shareholder service agreement between Directed Services, Inc. and Southland Life Insurance Company. (Incorporated by reference to Post-Effective Amendment No. 7 to the Registration Statement on Form S-6 for Southland Separate Account L1 (File No. 33-97852) filed on October 13, 2000.)

(28)

Participation Agreement among Southland Life Insurance Company, Pilgrim Variable Products Trust and ING Pilgrim Securities, LLC. (Incorporated by reference to Post-Effective Amendment No. 9 to the Registration Statement on Form S-6 for Southland Separate Account L1 (File No. 33-97852) filed on April 22, 2002.)

(29)

Amendment dated August 30, 2002, to the participation agreement among ING Variable Products Trust, ING Funds Distributor, Inc. and Southland Life Insurance Company. (Incorporated by reference to Post-Effective Amendment No. 3 to the Registration Statement on Form N-6 for Southland Separate Account L1 (File No. 333-49880) filed on February 7, 2003.)

(30)

Participation Agreement among Security Life of Denver Insurance Company and Southland Life Insurance Company, Putnam Variable Trust and Putnam Retail Management, Inc. (Incorporated herein by reference to the Form S-6 Initial Registration Statement of Security Life of Denver Insurance Company and its Security Life Separate Account L1, filed November 15, 2001; File No. 333-73464.)

(31)

Amendment to Participation Agreement among Security Life of Denver Insurance Company and Southland Life Insurance Company, Putnam Variable Trust and Putnam Retail Management, L.P. (Incorporated by reference to Post-Effective Amendment No. 3 to the Registration Statement on Form N-6 for Security Life Separate Account L1 (File No. 333-50278) filed on February 7, 2003.)

(32)

Administrative and Shareholder Service Agreement among ING Pilgrim Group, LLC and Southland Life Insurance Company. (Incorporated by reference to Post-Effective Amendment No. 9 to the Registration Statement on Form S-6 for Southland Separate Account L1 (File No. 33-97852) filed on April 22, 2002.)

(33)

Amendment dated August 30, 2002, to the Administrative and Shareholder Service Agreement among ING Fund Services, LLC and Southland Life Insurance Company. (Incorporated by reference to Post-Effective Amendment No. 3 to the Registration Statement on Form N-6 for Southland Separate Account L1 (File No. 333-49880) filed on February 7, 2003.)

(34)

Participation Agreement among Southland Life Insurance Company, ING VP Bond Portfolio and ING Funds Distributor, Inc. (Incorporated by reference to Post-Effective Amendment No. 3 to the Registration Statement on Form N-6 for Southland Separate Account L1 (File No. 333-49880) filed on February 7, 2003.)

(35)

Participation Agreement among Southland Life Insurance Company, Pioneer Variable Contracts Trust, Pioneer Investment Management, Inc. and Pioneer Funds Distributor, Inc. (Incorporated by reference to Post-Effective Amendment No. 3 to the Registration Statement on Form N-6 for Southland Separate Account L1 (File No. 333-49880) filed on February 7, 2003.)

(36)

Participation Agreement among Southland Life Insurance Company, ING Variable Portfolios, Inc. and ING Funds Distributor, Inc. (Incorporated by reference to Post-Effective Amendment No. 3 to the Registration Statement on Form N-6 for Southland Separate Account L1 (File No. 333-49880) filed on February 7, 2003.)

(37)

Service Agreement with Investment Advisor between ING Life Insurance and Annuity Company and Southland Life Insurance Company. (Incorporated by reference to Post-Effective Amendment No. 3 to the Registration Statement on Form N-6 for Southland Separate Account L1 (File No. 333-49880) filed on February 7, 2003.)

	(38)	Amendment to Participation Agreement among ING Partners, Inc., ING Life Insurance and Annuity Company, ING Financial Advisers, LLC and Southland Life Insurance Company.
(39)

Form of Participation Agreement among Golden American Life Insurance Company, ReliaStar Life Insurance Company, ReliaStar Life Insurance Company of New York, Security Life of Denver Insurance Company, Southland Life Insurance Company, American Funds Insurance Series and Capital Research and Management Company. (Incorporated herein by reference to the Post-Effective Amendment No. 5 to the Form N-6 Registration Statement of Security Life of Denver Insurance Company and its Security Life Separate Account L1, filed on April 14, 2003; File No. 333-50278.)

	(40)	Form of Amendment to Participation Agreement among Variable Insurance Products Fund, Fidelity Distributors Corporation and Southland Life Insurance Company.
	(41)	Form of Amendment to Participation Agreement among Variable Insurance Products Fund II, Fidelity Distributors Corporation and Southland Life Insurance Company.
(i)

Administration Services Agreement between Security Life of Denver Insurance Company and Southland Life Insurance Company. (Incorporated by reference to Post-Effective Amendment No. 10 to the Registration Statement on Form S-6 for Southland Separate Account L1 (File No. 33-97852) filed on February 21, 2003.)

(j)	Not Applicable.

(k)	Opinion and Consent of Counsel.

(l)	Not Applicable.

(m)	Not Applicable.

(n)	Consent of Independent Auditors.

(o)	All financial statements are included in the Statement of Additional Information, as indicated therein.

(p)	Not Applicable.

(q)	Not Applicable.

(r)

Powers of Attorney. (Incorporated herein by reference to Item 26 in Post-Effective Amendment No. 28 to Registration Statement on Form N-4 (File No. 33-75988), as filed on April 10, 2003 for Variable Annuity Account C of ING Life Insurance and Annuity Company.)

Item 28	Directors and Officers of the Depositor
Name and Principal Business Address	Positions and Offices with Depositor
Keith Gubbay, 5780 Powers Ferry Road, NW, Atlanta, GA 30327	Director, President and Chief Executive Officer
P. Randall Lowery, 5780 Powers Ferry Road, NW, Atlanta, GA 30327	Director
Thomas J. McInerney, 5780 Powers Ferry Road, NW, Atlanta, GA 30327	Director
Mark A. Tullis, 5780 Powers Ferry Road, NW, Atlanta, GA 30327	Director
Stephen J. Preston, 1475 Dunwoody Drive, West Chester, PA 19380	Director, Senior Vice President
Shaun P. Mathews, 151 Farmington Avenue, Hartford, CT 06156	Director
Cheryl L. Price, 5780 Powers Ferry Road, NW, Atlanta, GA 30327	Vice President, Chief Financial Officer and Chief Accounting Officer
James R. Gelder, 20 Washington Avenue South, Minneapolis, MN 55401.	Senior Vice President
Boyd G. Combs, 5780 Powers Ferry Road, NW, Atlanta, GA 30327	Senior Vice President
Jacques de Vaucleroy, 5780 Powers Ferry Road, NW, Atlanta, GA 30327	Senior Vice President
Paula Cludray-Engelke, 20 Washington Avenue South, Minneapolis, MN 55401	Secretary

Item 29	Persons Controlled by or Under Common Control with the Depositor or the Registrant

Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement on Form N-4 (File No. 33-75988), as filed on April 10, 2003 for Variable Annuity Account C of ING Life Insurance and Annuity Company.

Item 30	Indemnification

Under Article 2.02-1 of the Texas Business Corporations Act, a comprehensive provision that defines the power of Texas corporations to provide for the indemnification of its directors, officers, employees and agents, Southland Life Insurance Company ("Southland") indemnifies to the full extent permitted by the laws of the State of Texas, any person made, or threatened to be made, a party in an action or proceeding (other than one by or in the right of Southland to procure a judgment in its favor), whether civil, criminal or administrative, by reason of the fact that he or she was a director, officer, employee or agent of Southland, against judgments, fines, amounts paid in settlement and reasonable expenses, including attorneys' fees actually and necessarily incurred as a result of such action or proceeding, or any appeal therein, if such director, officer, employee or agent acted in good faith, for a purpose which he or she reasonably believed to be in the best interests of Southland and, in criminal actions or proceedings, in addition, had no reasonable cause to believe that his or her conduct was unlawful.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Southland pursuant to such provisions of the bylaws or statutes or otherwise, Southland has been advised that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in said Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Southland of expenses incurred or paid by a director or officer or controlling person of Southland in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person of Southland in connection with the securities being registered, Southland will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether or not such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Consistent with the laws of the State of Texas, a corporation may procure indemnification insurance on behalf of an individual who was a director of the corporation. ING Groep N.V. maintains an umbrella insurance policy issued by an international insurer. The policy covers ING Groep N.V. and any company in which ING Groep N.V. has an ownership control of over 50%. This would encompass Southland, as depositor, as well as ING America Equities, Inc., as the principal underwriter. The policy provides for the following types of coverage: errors and omissions, directors and officers, employment practices, fiduciary and fidelity.

Additionally, Section XIII of the Southland Distribution Agreement with ING America Equities, Inc. (INGAE) generally provides that each party will indemnify and hold harmless the officers, directors and employees of the other party (and the variable account with respect to indemnity by INGAE) against any expenses (including legal expenses), losses, claims, damages, or liabilities arising out of or based on certain claims or circumstances in connection with the offer or sale of the policies. Under this agreement neither party is entitled to indemnity if the expenses (including legal expenses), losses, claims, damages, or liabilities resulted from their own willful misfeasance, bad faith, negligence, misconduct or wrongful act.

Item 31	Principal Underwriters
(a)

Other Activity. ING America Equities, Inc., the principal underwriter for the policies, is also the principal underwriter for policies issued by ReliaStar Life Insurance Company of New York, ReliaStar Life Insurance Company and Southland Life Insurance Company.

(b)	Management of ING America Equities, Inc.
Name and Principal Business Address	Positions and Offices with Underwriter
David P. Wilken, 20 Washington Avenue South, Minneapolis, MN 55401	Director, President and Chief Executive Officer
Daniel P. Mulheran, 20 Washington Avenue South, Minneapolis, MN 55401	Director
Mark A. Smith, 2001 21st Avenue, N.W. Minot, ND 58703	Director, Vice President
Anita F. Woods, 5780 Powers Ferry Road, Atlanta, GA 80203	Chief Financial Officer
Beth G. Shanker, 1290 Broadway, Denver, CO 80203	Chief Compliance Officer
Pamela S. Anson, 2001 21st Avenue, N.W. Minot, ND 58703	Vice President
Nathan E. Eshelman, 1290 Broadway, Denver, CO 80203	Vice President
Frederick C. Litow, 5780 Powers Ferry Road, Atlanta, GA 80203	Vice President and Assistant Treasurer
Renee E. McKenzie, 5780 Powers Ferry Road, Atlanta, GA 80203	Vice President, Assistant Treasurer and Assistant Secretary
David S. Pendergrass, 5780 Powers Ferry Road, Atlanta, GA 80203	Vice President and Treasurer
Deborah C. Hancock, 1290 Broadway, Denver, CO 80203	Assistant Vice President
Paula Cludray-Engelke, 20 Washington Avenue South, Minneapolis, MN 55401	Secretary
Eric G. Banta, 1290 Broadway, Denver, CO 80203	Assistant Secretary
(c)	Compensation From the Registrant.
(1)	(2)	(3)	(4)	(5)
Name of Principal Underwriter	2002 Net Underwriting Discounts and Commissions	Compensation on Events Occasioning the Deduction of a Deferred Sales Load	Brokerage Commissions	Other Compensation*
ING America Equities, Inc.	$0.00	$ 0	$1,663,642.63	$ 0
*	Compensation shown in column 5 includes: N/A

Item 32	Location of Accounts and Records

Accounts and records are maintained by Southland Life Insurance Company at 1290 Broadway, Denver, CO 80203-5699 and by ING Americas Finance Shared Services, an affiliate, at 5780 Powers Ferry Road, NW, Atlanta, GA 30327.

Item 33	Management Services
None.
Item 34	Fee Representations

Southland Life Insurance Company represents that the fees and charges deducted under the variable life insurance policy described in this registration statement, in the aggregate, are reasonable in relation to the services rendered, expenses expected to be incurred, and the risks assumed by Southland Life Insurance Company under the policies. Southland Life Insurance Company bases this representation on its assessment of such factors as the nature and extent of the such services, expenses and risks, the need for the Southland Life Insurance Company to earn a profit and the range of such fees and charges within the insurance industry.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act, the Registrant, Southland Separate Account L1, has duly caused this Post-Effective Amendment No. 11 to this Registration Statement on Form N-6 (File No. 33-97852) to be signed on its behalf by the undersigned, duly authorized, in the City of Hartford, and State of Connecticut on the 16th day of April, 2003.

SOUTHLAND SEPARATE ACCOUNT L1
(Registrant)

By: SOUTHLAND LIFE INSURANCE COMPANY
(Depositor)

By:	Keith Gubbay*
President
(principal executive officer)

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 11 has been signed below by the following persons in the capacities indicated and on the date indicated.

Signature	Title

Keith Gubbay*	Director and President
Keith Gubbay	(principal executive officer)

Thomas J. McInerney*	Director
Thomas J. McInerney

Randy Lowery*	Director
P. Randall Lowery

Shaun P. Mathews *	Director
Shaun P. Mathews

Stephen J. Preston *	Director
Stephen J. Preston

Mark A. Tullis*	Director
Mark A. Tullis

Cheryl Price*	Chief Financial Officer and Chief Accounting Officer
Cheryl Price	(principal financial officer)

By:	/s/ J. Neil McMurdie
J. Neil McMurdie
*Attorney-in-Fact
April 16, 2003

SOUTHLAND SEPARATE ACCOUNT L1

EXHIBIT INDEX

Exhibit No.	Exhibit
27(e)(2)	Application Insert Investment Feature Selection Form (Form No. 21-420 rev. 5/1/03).

27(h)(38)	Amendment to Participation Agreement among ING Partners, Inc., ING Life Insurance and Annuity Company, ING Financial Advisers, LLC and Southland Life Insurance Company.
27(h)(40)	Form of Amendment to Participation Agreement among Variable Insurance Products Fund, Fidelity Distributors Corporation and Southland Life Insurance Company.
27(h)(41)	Form of Amendment to Participation Agreement among Variable Insurance Products Fund II, Fidelity Distributors Corporation and Southland Life Insurance Company.

27(k)	Opinion and Consent of Counsel.

27(n)	Consent of Independent Auditors.